UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-09813

Scout Funds

(Exact name of registrant as specified in charter)

928 Grand Boulevard

Kansas City, MO 64106

(Address of principal executive offices)

Scout Investments, Inc.

928 Grand Boulevard

Kansas City, MO 64106

(Name and address of agent for service)

Registrant's telephone number, including area code: (877) 726-8842

Date of fiscal year end: June 30

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Semi-Annual Report
December 31, 2012 (Unaudited)

Global & International Funds
International Fund (UMBWX)
Emerging Markets Fund (SEMFX)
International Discovery Fund (UMBDX)
Global Equity Fund (SCGLX)

Domestic Equity Funds
Stock Fund (UMBSX)
Mid Cap Fund (UMBMX)
Small Cap Fund (UMBHX)

Fixed Income Funds
Low Duration Bond Fund (SCLDX)
Unconstrained Bond Fund (SUBFX & SUBYX)
Core Bond Fund (SCCIX & SCCYX)
Core Plus Bond Fund (SCPZX & SCPYX)

Table of Contents

President Letter	1

International Fund	2

Emerging Markets Fund	7

International Discovery Fund	10

Global Equity Fund	14

Stock Fund	19

Mid Cap Fund	23

Small Cap Fund	28

Low Duration Bond Fund	32

Unconstrained Bond Fund	37

Core Bond Fund	42

Core Plus Bond Fund	48

Statements of Assets and Liabilities	54

Statements of Operations	58

Statements of Changes in Net Assets	60

Financial Highlights	63

Notes to Financial Statements	70

Expense Example	82

Other Information	83

Glossary of Investment Terms	84

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS SEMI-ANNUAL REPORT

President Letter

Dear Shareholder:

I am pleased to present the Scout Funds Semi-Annual Report for the six months ended December 31, 2012. The Report includes candid commentary on how market conditions affected investment results and provides holdings and performance information for each fund.

The first half of the fiscal period was a somewhat volatile and uncertain time for the equity and fixed income markets. Domestic and international equity markets performed quite well against the backdrop of lackluster global economic growth, uncertainty in Washington D.C., high unemployment in many countries, slowing growth in China and European insolvency fears. International equity markets specifically had strong performance in the last six months of 2012 primarily in response to the continued easy money policies of central banks and the outcomes of national elections. On the fixed income side, bonds continued to rally despite the ongoing concern of potentially higher interest rates. At the end of the year, most market sectors had outperformed U.S. Treasuries.

During the period, we expanded our mutual fund lineup with two new funds. The Scout Low Duration Bond Fund was launched in August and is managed by the fixed income team at Reams Asset Management, a division of Scout Investments. The Fund is designed to yield more than money market funds and to be less volatile than longer-term bond funds. We believe Reams’ experience and approach to fixed income investing will make this an appealing strategy for investors looking to preserve capital during periods of rising interest rates.

In October, we launched the Scout Emerging Markets Fund. The Fund complements our existing international and global funds and leverages the strong talent on our international investment team. The Fund seeks to capitalize on the potentially superior growth prospects and the overall rising prosperity of the emerging market nations, as well as the growing investment in emerging markets by developed world investors. We believe this could be a potential opportunity for growth and diversification for investors.

While much uncertainty persists in both the equity and fixed income markets, we believe that our disciplined investment strategies will continue to serve our investors well. On behalf of Scout Investments, thank you for your continued support of the Scout Funds.

For more information about the Funds, including current performance and portfolio reports, please visit scoutfunds.com.

Andrew J. Iseman

President of the Funds

You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. To obtain a Prospectus, which contains this and other information about the Funds, call 800.996.2862. Please read the Prospectus carefully before investing.

December 31, 2012	1

International Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Fund seeks long-term growth of capital and income by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.

Market Review – Fair to Excellent Returns for Developed Markets

The six months ended December 31, 2012, saw double-digit returns, despite anemic U.S. and global economic growth along with European debt worries. International equity markets rallied in several stages in response to central bank actions and national election results.

The initial market surge began in late July, after central banks across the globe opened their checkbooks and pumped up the global money supply. The European Central Bank (ECB) triggered the first wave of higher stock prices when it pledged to do “whatever it takes” to safeguard the future of the euro, the European Union’s (EU’s) single currency. The ECB followed through with an early August announcement of additional aid for the troubled economies of Spain and Italy, provided that met the terms of previously arranged bailouts from the EU. Investor fears about European solvency eased, creating a strong tailwind for European markets. Equity prices in the Americas and Asia rallied as well.

Less than five weeks later, equity markets surged again when the U.S. Federal Reserve (the Fed) said it would launch a third major round of quantitative easing. Investors interpreted this as an unconditional promise to support the U.S. economy.

The rally faded in the run-up and immediate aftermath of U.S. elections. Equity investors held their collective breath, waiting to see if a shift in political control of the United States, potentially accompanied by a change of fiscal and monetary policy, would occur. The political status quo prevailed, the Fed maintained its extremely accommodative policy of monetary stimulus, and investors’ attention turned elsewhere, including Japan.

After years of stagnation, the potential of Japan’s equity market was widely discussed in a positive vein, due to a transition in leadership in the government and central bank. Newly elected Prime Minister Abe seems strongly committed to stimulating Japan’s economy. It is widely expected that Abe will push for a weaker yen as a spur to exports and domestic growth. By late December, a falling yen had already given a boost to Japanese stocks.

Slowing economic growth in China, which garnered much attention in the first half of 2012, generally took a backseat to events elsewhere, especially Europe. As the EU made progress in instituting economic reforms and austerity measures to right its troubled debt situation, the majority of European stock markets advanced.

The MSCI Europe, Australasia and Far East (EAFE) Index generated a six-month total return of 13.95% as every national component of the Index posted gains. Of the EU nations, Greece posted the strongest gain, and Ireland the smallest. Japanese stocks advanced approximately 5.2%. The financials sector led the quarterly advance by a comfortable margin, while the telecommunication services sector generated the weakest return.

Portfolio Review – Stock Selection Drove Performance

The Scout International Fund outperformed the EAFE Index by a modest margin. Good stock selection and, to a lesser extent, country allocations were additive to performance. Geographically speaking, the Fund benefited from overweighting Germany and underweighting Japan and the United Kingdom (U.K.), while our relative weightings in the United States (cash equivalents), France, Canada and various other nations detracted from results. Sector allocations detracted from relative performance versus the benchmark, primarily due to underweighting the top-performing financials sector and exposure to cash. The average cash position during the latter months of the reporting period was higher than normal — the result of selling stocks to effect a repositioning for the coming equity-market environment, as discussed below.

Parsing holdings by sector, we gained some ground from underweighting utilities, one of the weaker portions of the Index. Although the exposure to financial stocks was a negative overall, two of the Fund’s top 10 contributors to performance relative to the Index were financial stocks, including top performer Barclays PLC, a U.K.-based global bank. Barclays has become a bellwether stock for the international banking segment. The stock is highly liquid, and the company has new management and a strong capital position.

Bayer A.G., the German pharmaceuticals and chemical company, and Spanish specialty retailer Inditex S.A., were also strong contributors. Inditex is one of the world’s biggest fashion retailers, with nearly 6,000 stores operating in 87 countries. Its strong fundamental characteristics made the stock a standout in Spain’s volatile market. We attribute Bayer’s gains to a strong rebound in Germany’s market.

Leading the Fund’s detractors for the six months were NIDEC Corp., a Japanese developer and manufacturer of electric motors and other advanced technologies, and Saipem S.p.A., an Italian oil services company. Saipem owns and operates subsea pipelines in the Mediterranean and North Seas as well as providing engineering, procurement, project management and construction services. Falling prices for natural gas, the result of lower global demand and increased global supply, weighed on Saipem’s stock price. As a result of slower growth in the global economy and a significant shift toward table computers, NIDEC has experienced a sharp decline in demand for its core products, including miniature motors in the hard disk drives of personal computers.

During the period, we began repositioning the Fund, assuming a more pro-cyclical stance. Raising the allocations to financial and consumer discretionary stocks, we also began to reposition our technology exposure, a process that has continued in early 2013. To achieve these changes, we divested various underperforming stocks, including camera and optics company Canon, Inc. and NIDEC. The cash level was elevated at various stages while we sought attractive replacement investments.

2	SCOUT FUNDS SEMI-ANNUAL REPORT

Outlook – Expecting a Rise in Leading Economic Indicators

We are modestly optimistic that global markets will move ahead in 2013, especially during the latter half of the year. In repositioning the portfolio, we are “investing in leading indicators,” emphasizing stocks that, in our view, may do well as early signs of an improving economic situation come to light. Until then, we anticipate choppy market conditions. The issue of the U.S. federal budget and government spending cuts continues to overhang the global economy, as any major reduction in U.S. spending has implications for suppliers and manufacturers worldwide. After the United States is safely past the budget debate, international markets will likely heave a collective sigh of relief. Challenges and risks remain in Europe, but we anticipate steady, if slow, progress. As for Japan, we expect a weaker yen will be a boon to export companies such as automakers.

James L. Moffett, CFA

Lead Portfolio Manager

Michael P. Fogarty, CFA

Co-Portfolio Manager

Michael D. Stack, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout International Fund, MSCI EAFE Index and Lipper International Large-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap growth companies strictly outside the U.S.

REGION/COUNTRY ALLOCATION (Unaudited)

(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

December 31, 2012	3

International Fund

COMPARATIVE RATES OF RETURN (Unaudited)

as of December 31, 2012

	1 Year	3 Years	5 Years	10 Years
Scout International Fund	21.28%	6.35%	0.20%	10.51%
MSCI EAFE Index*	17.32%	3.56%	-3.69%	8.21%
Lipper International Large-Cap Growth Funds Index*	19.95%	6.15%	-2.00%	8.09%

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. Different fee and expense structures were in effect prior to April 1, 2005. If the new fee and expense structure was in effect, performance for certain periods would have been lower. As of June 30, 2012, the gross/net expense ratio for the Fund was 1.00% (as disclosed in the most recent Prospectus) compared to the December 31, 2012 gross/net expense ratio of 1.00%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout
	International		MSCI EAFE*
Number of Equity Holdings	96		909
Weighted Average Market Cap	$48.1	B	$53.0	B
Weighted Median Market Cap	$36.3	B	$35.4	B
Price/Earnings Ratio (12 Month Tr.)	15.8		18.9
Price/Book Ratio	2.1		1.4
EPS Growth (Hist. 5 Yr.)	7.8%		2.0%
Return on Equity	13.7%		9.4%
Standard Deviation†	19.03%		19.65%
Sharpe Ratio†	0.33		0.18
Beta†	0.95		1.00
Alpha†	2.87%		—
R-squared†	0.96		1.00
Upside Capture†	96.0%		100%
Downside Capture†	88.9%		100%
Turnover Ratio (Trailing 1 Year)	22%		—
Total Net Assets (in Millions)	$8,770.7		—
Inception Date	9/14/93		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI EAFE Index.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2012. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent of Total
Barclays PLC	2.2%
Inditex S.A.	2.0%
Muenchener Rueckversicherungs A.G.	2.0%
Sampo OYJ	2.0%
Aflac, Inc.	1.9%
Bayer A.G.	1.9%
HSBC Holdings PLC	1.8%
Enbridge, Inc.	1.7%
Prudential PLC	1.6%
Allianz S.E.	1.6%
Top 10 Equity Holdings Total	18.7%

Based on total investments as of December 31, 2012. Subject to change.

PLC — Public Limited Company

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions

12/31/08	$21.79	$0.46	$0.98	$30.07
12/31/09	29.14	0.33	—	37.75
12/31/10	32.38	0.54	—	41.53
12/31/11	27.97	0.42	—	37.54
12/31/12	33.35	0.53	—	43.45

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

4	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2012 (Unaudited)

INTERNATIONAL FUND

	Shares	Value
COMMON STOCKS — 98.0%
AUSTRALIA — 4.1%
BHP Billiton Ltd.(a)	1,429,116	$112,099,859
CSL Ltd.(b)	2,164,323	122,192,313
Woodside Petroleum Ltd.(a)	2,054,666	73,433,763
Woolworths Ltd.(b)	1,529,182	46,912,891
		354,638,826
AUSTRIA — 0.5%
Verbund A.G.(b)	1,796,874	44,630,119

BRAZIL — 1.5%
Cia de Bebidas das Americas(a)	2,076,293	87,183,543
Embraer S.A.(a)	1,412,994	40,284,459
		127,468,002
CANADA — 3.3%
Canadian Natural Resources Ltd.(c)	1,866,044	53,872,690
Enbridge, Inc.(c)	3,412,043	147,809,703
Enbridge, Inc.	351,432	15,199,160
Imperial Oil Ltd.(c)	1,670,263	71,821,309
		288,702,862
CHILE — 0.9%
Sociedad Quimicay Minerade Chile S.A.(a)	1,321,491	76,170,741

CHINA — 0.3%
AAC Technologies Holdings, Inc.(b)	6,130,270	21,736,819

COLOMBIA — 1.2%
Bancolombia S.A.(a)	720,765	47,988,534
Ecopetrol S.A.(a)	952,477	56,834,302
		104,822,836
DENMARK — 0.9%
Novo Nordisk A/S(a)	490,984	80,133,499

FINLAND — 2.0%
Sampo OYJ — A Shares(b)	5,350,770	173,289,094

FRANCE — 6.6%
Air Liquide S.A.(a)	3,141,655	79,955,120
AXA S.A.(a)	6,621,625	120,646,008
Cie Generale d'Optique Essilor International S.A.(b)	537,282	54,189,031
Dassault Systemes S.A.(b)	1,215,483	135,900,497
LVMH Moet Hennessy Louis Vuitton S.A.(b)	661,651	122,113,037
Technip S.A.(a)	2,159,477	63,639,787
		576,443,480
GERMANY — 16.3%
Adidas A.G.(a)	2,854,910	127,899,968
Allianz S.E.(a)	10,164,094	140,467,779
BASF S.E.(a)	1,098,659	104,372,605
Bayer A.G.(a)	1,708,620	163,890,830
Continental A.G.(b)	870,411	101,449,757
Fresenius Medical Care A.G. & Co. KGaA(a)	2,524,700	86,597,210
Henkel A.G & Co. KGaA(a)	1,429,254	117,741,945
Merck KGaA(b)	613,123	80,806,795
Muenchener Rueckversicherungs A.G.(a)	9,621,633	173,478,043
SAP A.G.(a)	1,592,471	128,002,819
Siemens A.G.(a)	954,267	104,463,609
Volkswagen A.G.(b)	442,029	101,423,659
		1,430,595,019
GREECE — 1.0%
Coca Cola Hellenic Bottling Co., S.A.	3,828,430	89,444,576

IRELAND — 0.9%
Ryanair Holdings PLC(a)	2,357,068	80,800,291

ISRAEL — 0.6%
Israel Chemicals Ltd.(a)	4,541,914	55,138,836

ITALY — 2.2%
Luxottica Group S.p.A.(a)	2,597,608	107,411,091
Saipem S.p.A.(b)	2,187,281	85,201,466
		192,612,557
JAPAN — 9.8%
FANUC Corp.(b)	753,143	140,121,959
Honda Motor Co., Ltd.(a)	2,122,600	78,408,844
Japan Tobacco, Inc.(b)	3,848,940	108,730,149
JGC Corp.(b)	2,683,022	83,606,902
Komatsu Ltd.(a)	4,830,404	124,189,687
Kubota Corp.(a)	1,843,209	106,205,702
Nitto Denko Corp.(b)	1,902,493	93,695,210
Sysmex Corp.(b)	973,964	44,849,887
Terumo Corp.(b)	891,685	35,408,751
Toyota Motor Corp.(b)	949,950	44,359,003
		859,576,094
MEXICO — 3.0%
Grupo Financiero Banorte S.A.B de C.V. — Class O	7,473,906	48,261,833
Grupo Televisa S.A.B(a)	4,283,873	113,865,344
Wal-Mart de Mexico S.A.B. de C.V.(a)	2,982,087	97,752,812
		259,879,989
NETHERLANDS — 1.1%
Gemalto N.V.(b)	608,032	54,884,198
Koninklijke Ahold N.V.(a)	3,325,994	45,233,518
		100,117,716

(Continued on next page)

December 31, 2012	5

SCHEDULE OF INVESTMENTS
December 31, 2012 (Unaudited)

INTERNATIONAL FUND (Continued)

	Shares	Value

SINGAPORE — 0.8%
United Overseas Bank Ltd.(a)	2,187,627	$71,863,547

SOUTH AFRICA — 3.2%
FirstRand Ltd.(b)	29,141,980	107,235,267
MTN Group Ltd.(b)	4,878,972	102,696,102
Naspers Ltd.(a)	1,029,538	66,919,970
		276,851,339
SOUTH KOREA — 1.1%
Hyundai Motor Co.(b)	485,293	100,040,335

SPAIN — 2.9%
Banco Bilbao Vizcaya Argentaria S.A.(b)	8,602,312	79,922,246
Inditex S.A.(b)	1,265,424	177,800,925
		257,723,171
SWEDEN — 4.7%
Getinge A.B. — B Shares(b)	1,517,303	51,577,406
Hennes & Mauritz A.B. — B Shares(b)	2,354,841	81,611,808
Sandvik A.B.(a)	5,310,157	85,759,036
SKF A.B.(a)	3,366,083	85,296,543
Svenska Cellulosa A.B. — B Shares(b)	4,984,411	108,374,063
		412,618,856
SWITZERLAND — 8.0%
ABB Ltd.(a)	5,093,524	105,894,364
Adecco S.A.(a)	1,904,082	50,362,969
Givaudan S.A.(b)	72,247	76,349,846
Nestle S.A.(a)	1,501,089	97,825,970
Novartis A.G.(a)	834,073	52,796,821
Roche Holding A.G.(b)	564,285	114,087,797
Syngenta A.G.(a)	1,473,301	119,042,721
Zurich Insurance Group A.G.(b)	329,296	88,237,503
		704,597,991
TAIWAN — 3.1%
Far EasTone Telecommunications Co., Ltd.(b)	36,403,000	92,950,564
HON HAI Precision Industry Co., Ltd.(b)	15,987,267	49,485,654
Largan Precision Co., Ltd.(b)	808,000	21,764,394
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	6,388,556	109,627,621
		273,828,233
THAILAND — 0.7%
Advanced Info Service PCL(b)	8,731,870	60,056,055

TURKEY — 1.4%
Turkcell Iletisim Hizmetleri A.S.*(a)	2,952,002	47,645,312
Turkiye Garanti Bankasi A.S.(b)	13,916,935	72,638,452
		120,283,764
UNITED KINGDOM — 12.9%
Barclays PLC(a)	11,043,047	191,265,574
British American Tobacco PLC(a)	407,498	41,259,173
Compass Group PLC(b)	4,050,926	48,087,431
Diageo PLC(a)	564,247	65,779,915
HSBC Holdings PLC(a)	2,977,952	158,039,913
Prudential PLC(a)	5,075,755	144,912,805
Reckitt Benckiser Group PLC(b)	1,169,222	74,221,922
Rio Tinto PLC(b)	668,916	39,015,084
Royal Dutch Shell PLC(a)	1,241,471	88,007,879
SABMiller PLC(a)	1,218,819	57,028,541
SABMiller PLC(b)	1,097,475	50,935,184
Standard Chartered PLC(b)	2,188,362	56,634,207
Vodafone Group PLC(a)	4,635,006	116,755,801
		1,131,943,429
UNITED STATES — 3.0%
Aflac, Inc.	3,159,180	167,815,641
Mettler-Toledo International, Inc.*	501,559	96,951,355
		264,766,996
TOTAL COMMON STOCKS
(Cost $6,518,197,552) — 98.0%		8,590,775,072

SHORT-TERM INVESTMENTS — 1.8%
MONEY MARKET FUNDS
Federated Treasury Obligations Fund, 0.010%	95,000,000	95,000,000
Fidelity Institutional Government Portfolio, 0.010%	33,000,000	33,000,000
Fidelity Institutional Treasury Portfolio, 0.010%	30,100,000	30,100,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $158,100,000) — 1.8%		158,100,000

TOTAL INVESTMENTS
(Cost $6,676,297,552) — 99.8%		8,748,875,072

Other assets less liabilities — 0.2%		21,775,102

TOTAL NET ASSETS — 100.0%
(equivalent to $33.35 per share; unlimited shares of $1.00 par value capital shares authorized; 262,998,094 shares outstanding)		$8,770,650,174

PCL — Public Company Limited

PLC — Public Limited Company

*	Non-income producing security.

(a)	ADR — American Depositary Receipt.

(b)	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 1.(a)).

(c)	Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

6	SCOUT FUNDS SEMI-ANNUAL REPORT

Emerging Markets Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Emerging Markets Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities of emerging market companies.

Market Review – Most Emerging Markets Rally

Emerging markets’ equity returns varied broadly from market to market for much of 2012. Generally speaking, export-dependent countries struggled. Growth in Chinese demand for commodities like coal, iron, copper and petroleum slowed, hurting big commodity producers, such as Brazil and South Africa. Several Eastern European countries that rely heavily on exports to Western Europe couldn’t escape the economic uncertainty created by the euro currency crisis.

Emerging markets that are less reliant on commodity exports or that have strong internal growth drivers fared better throughout the year. Thailand’s market, for example, benefited from strong foreign investment in its country, particularly by Japanese manufacturers. These manufacturers were looking to diversify operations following the 2011 earthquake in Japan and also sought to take advantage of Thailand’s cheap hydropower. Turkey enjoyed strong returns throughout the year, as ratings agencies upgraded the country’s sovereign debt to investment grade, which lowered Turkish firms’ capital costs. Mexico also performed well due to its proximity to the United States, a relative bright spot among developed market economies. In addition, Enrique Pena Nieto, an election frontrunner, promised many attractive reforms to Mexico’s economy and labor markets.

During the latter months of 2012, most emerging equity markets rallied. Factors that contributed to driving most emerging markets higher included: good manufacturing data, the smooth transition of power in China, concerns for the euro’s fate diminishing and promises from several central banks to continue pumping liquidity into the economy.

Portfolio Review – A Look at Our Investment Process

In the brief eleven weeks from the Fund’s inception until December 31, we invested the Fund’s initial inflows using our proprietary process, which emphasizes quality and emerging markets exposure.

Turk Tractor ve Ziraat Makineleri A.S., the Fund’s largest holding at the end of 2012, provides an example of our investment process in action. The firm made it through our initial screen for balance sheet strength, returns on capital and sales growth. Turk Tractor also passed our 25-point checklist that assesses corporate governance, earnings quality, financial health and operational efficiency. Following a deeper dive into the company, we found that Turk Tractor cleared our competitive advantage, growth and management hurdles. With more than half the Turkish tractor market and the country’s widest dealer and maintenance network, we think the firm enjoys durable competitive advantages. Turkey is the world’s fourth largest tractor market, yet only one-third of Turkish farms are mechanized and almost half of those are operating tractors that are more than 25 years old, all of which signify ample growth opportunities for Turk Tractor.

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Emerging Markets Fund, MSCI Emerging Markets Index and Lipper Emerging Markets Fund Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds, or mutual funds. It is not possible to invest directly in an index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities.

National Oilwell Varco, Inc. (NOV) offers an example of when the Fund might invest in a developed market firm rather than one domiciled in an emerging market. After diligent review, we did not find energy-sector firms in emerging markets that satisfied our quality criteria or that are not state-owned enterprises. We avoid investing in state-owned enterprises, because we believe the interests of the state may differ from those of minority shareholders. We therefore turned to developed-market names with significant emerging markets exposure.

NOV generates a majority of its sales from emerging markets, particularly offshore Brazil and Africa. With more cash than debt on its balance sheet at the end of September, the firm was well capitalized. We think NOV is well positioned for growth, because many of its products are used to tap deeper, unconventional oil and gas deposits where high pressure and temperature require more expensive equipment and faster equipment replacement cycles. We believe the firm enjoys strong competitive advantages, with market share leads in most of its niches.

Outlook – Optimism with a Shade of Caution

Looking ahead to 2013, we are optimistic that emerging markets as a whole can continue to make strong headway. They are not, however, immune to global macroeconomic conditions. A renewed euro crisis, an economic downdraft created by U.S. budget talks or other economic headwinds could crimp emerging markets growth and equity returns.

Regardless of economic conditions, we will continue our efforts to assemble a diversified portfolio of emerging markets companies that meet our balance sheet, growth and other quality criteria.

Mark G. Weber, CFA	Eric D. Chenoweth, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks. Small and mid cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength and liquidity.

December 31, 2012	7

Emerging Markets Fund

COMPARATIVE RATES OF RETURN (Unaudited)
as of December 31, 2012

Since
Inception‡
Scout Emerging Markets Fund	4.90%
MSCI Emerging Markets Index*	6.31%
Lipper Emerging Market Funds Index*	6.05%

‡	Inception – October 15, 2012.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return. The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The gross expense ratio for the Fund was 3.00% (as disclosed in the most recent Prospectus) compared to the December 31, 2012 gross expense ratio of 4.25%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through October 31, 2013 and may recoup peviously waived expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions

10/15/12	$10.00	$—	$—	$10.00
12/31/12	10.49	—	—	10.49

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2012. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Turk Traktor ve Ziraat Makineleri A.S.	4.9%
Haier Electronics Group Co., Ltd.	3.9%
Kalbe Farma Tbk P.T.	3.8%
Turkcell Iletisim Hizmetleri A.S.	3.6%
Kimberly-Clark de Mexico S.A.B. de C.V.	3.5%
Greatview Aseptic Packaging Co., Ltd.	3.5%
Hermes Microvision, Inc.	3.5%
MTN Group Ltd.	3.3%
Anadarko Petroleum Corp	3.1%
Cia de Bebidas das Americas	3.1%
Top 10 Equity Holdings Total	36.2%

Based on total investments as of December 31, 2012. Subject to change.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout		MSCI
	Emerging Markets		Emerging Markets*
Number of Equity Holdings	48		821
Weighted Average Market Cap	$14.0	B	$38.0	B
Weighted Median Market Cap	$4.0	B	$16.8	B
Price to Earnings Ratio (12 Month Tr.)	17.4		13.0
Price/Book Ratio	3.2		1.7
EPS Growth (Hist. 5 Yr.)	17.0%		15.9%
Return on Equity	18.9%		12.5%
Turnover Ratio (Since Inception)	16.0%		—
Total Net Assets (in Millions)	$8.8		—
Inception Date	10/15/12		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

8	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

EMERGING MARKETS FUND

	Shares	Value
COMMON STOCKS — 96.1%
BRAZIL — 7.4%
Cia de Bebidas das Americas(a)	6,189	$259,876
Cielo S.A.	3,100	86,285
Cyrela Commercial Properties S.A.
Empreendimentos e Participacoes	4,300	52,356
Qualicorp S.A.*	24,700	255,867
		654,384
CHILE — 1.5%
Sociedad Quimica y Minera de Chile S.A.(a)	2,341	134,935

CHINA — 10.7%
AAC Technologies Holdings, Inc.(b)	25,000	88,645
Greatview Aseptic Packaging Co., Ltd.(b)	547,000	296,992
Haier Electronics Group Co., Ltd.*(b)	224,000	332,235
Mindray Medical International Ltd.(a)	7,037	230,110
		947,982
CZECH REPUBLIC — 1.5%
Philip Morris CR A.S.	237	133,410

FRANCE — 2.0%
Sanofi(a)	3,787	179,428

INDIA — 1.8%
Dr Reddy's Laboratories Ltd.(a)	1,720	57,259
HDFC Bank Ltd.(a)	2,486	101,230
		158,489
INDONESIA — 8.5%
Kalbe Farma Tbk P.T.(b)	2,892,000	318,708
Mitra Adiperkasa Tbk P.T.(b)	240,000	165,873
Resource Alam Indonesia Tbk P.T.(b)	614,500	158,588
Tower Bersama Infrastructure Tbk P.T.*(b)	176,000	104,182
		747,351
JAPAN — 1.0%
Kansai Paint Co., Ltd.(b)	8,000	86,215

MALAYSIA — 2.9%
IHH Healthcare BHD(b)	228,800	253,438

MEXICO — 9.7%
Alsea S.A.B. de C.V.*	83,200	165,868
Grupo Televisa S.A.B. (a)	6,664	177,129
Kimberly-Clark de Mexico S.A.B. de C.V. — Class A	117,000	300,504
Megacable Holdings S.A.B. de C.V.	84,962	211,644
		855,145
NETHERLANDS — 1.6%
Koninklijke Vopak N.V.(b)	1,955	138,195

PERU — 1.7%
Credicorp Ltd.	1,039	152,276

PHILIPPINES — 2.0%
International Container Terminal Services, Inc.(b)	96,470	174,281

POLAND — 2.2%
LPP S.A.	135	198,456

SOUTH AFRICA — 5.6%
FirstRand Ltd.(b)	26,370	97,035
MTN Group Ltd.(b)	13,510	284,368
Naspers Ltd. — N Shares(b)	1,717	110,903
		492,306
SOUTH KOREA — 2.8%
Samsung Life Insurance Co., Ltd.(b)	2,799	246,866

TAIWAN — 10.1%
Far EasTone Telecommunications Co., Ltd.(b)	55,000	140,436
Ginko International Co., Ltd.(b)	6,000	67,092
Hermes Microvision, Inc.(b)	16,000	295,479
Largan Precision Co., Ltd.(b)	5,000	134,681
Silicon Motion Technology Corp.*(a)	8,323	118,353
Taiwan Hon Chuan Enterprise Co., Ltd.(b)	62,000	136,423
		892,464
THAILAND — 6.4%
Advanced Info Service PCL(b)	18,200	125,176
Charoen Pokphand Foods PCL(b)	211,700	234,634
Siam Commercial Bank PCL(b)	11,100	66,241
Siam Makro PCL(b)	9,700	141,869
		567,920
TURKEY — 9.2%
Koza Altin Isletmeleri A.S.(b)	3,750	90,721
Turk Traktor ve Ziraat Makineleri A.S.(b)	12,624	414,209
Turkcell Iletisim Hizmetleri A.S.*(a)	18,866	304,497
		809,427
UNITED STATES — 7.5%
Anadarko Petroleum Corp.	3,518	261,423
National Oilwell Varco, Inc.	3,373	230,544
Pricesmart, Inc.	1,219	93,924
Schlumberger Ltd.	1,102	76,358
		662,249
TOTAL COMMON STOCKS
(Cost $8,122,570) — 96.1%		8,485,217

TOTAL INVESTMENTS
(Cost $8,122,570) — 96.1%		8,485,217

Other assets less liabilities — 3.9%		348,719

TOTAL NET ASSETS — 100.0%
(equivalent to $10.49 per share;
unlimited shares of $1.00 par value
capital shares authorized;
841,912 shares outstanding)		$8,833,936

CR — Czech Republic

PCL — Public Company Limited

*	Non-income producing security.

(a)	ADR — American Depositary Receipt.

(b)	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 1.(a)).

See accompanying Notes to Financial Statements.

DECEMBER 31, 2012	9

International Discovery Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Discovery Fund seeks long-term growth of capital by investing, under normal circumstances, primarily in equity securities (mostly common stocks) of smaller and mid-sized companies that are either located outside the United States or whose primary business is carried on outside of the United States.

Market Review – Improved Market Conditions

International small- and mid-cap stocks delivered double-digit total returns during the six months ended December 31, 2012. The gains came in two large waves as investors responded to headline topics such as slowing economic growth, national elections and central bank announcements.

The initial wave of advances began in mid-summer, after central banks across the globe pumped up the global monetary supply. The expansionist moves helped investors look past economic woes, unpopular fiscal austerity measures and the social unrest that continued to plague Spain, Italy, Greece and Portugal. Equity prices in Europe, the Americas and Asia rallied.

The advance continued through September, aided by the Federal Reserve’s (the Fed’s) announcement of plans for a third major round of quantitative easing (QE3). The plan called for the Fed to purchase $40 billion of mortgage-backed securities monthly, with no end date set for the program, and was viewed as an unconditional promise to support growth in the world’s largest economy.

Through October and the weeks following the U.S. elections in early November, international equity markets pulled back, waiting to see if a shift in political control of the world’s largest economy potentially accompanied by a change of fiscal and monetary policy would occur. Ultimately, the balance of power in Washington, D.C., was unchanged, and the Fed continued its aggressive, nontraditional monetary policy. Reassured by the continuance of the status quo in the United States, investors turned their attention elsewhere, including Japan.

For the first time in years, a transition of government and central bank leadership ignited hope for Japan’s Nikkei equity market. Following a landslide victory in mid-December, new Prime Minister Shinzo Abe took office with the stated intent of stimulating Japan’s economy, which has long stagnated under the weight of deflation and government debt. Abe was widely expected to push for stronger cooperation between the government and Japan’s central bank, and many anticipated a weaker yen, which would be a positive development for exports and domestic growth. By late December, the yen had already moved dramatically in anticipation of policy changes, but the Japan component of the MSCI EAFE SMID Index rose only modestly (as measured in dollar terms).

On the opposite side of the globe, the Eurozone’s sovereign debt crisis improved, while the economy continued to slow. Every European stock market included in the EAFE SMID Index posted a positive return for the six months, suggesting that investors saw reforms and austerity measures initiated in various European nations as productive.

The EAFE SMID Index posted a six-month gain of 14.25%. All but one national components of the Index advanced. Portugal and Greece, two of the countries hardest hit by the Eurozone debt crisis and austerity programs, delivered the strongest six-month returns. From a sector standpoint, all sectors ended the period with positive returns of 9% or more. Financial, consumer discretionary and industrial stocks fared best.

Portfolio Review – Positive but Lagging Results

Scout International Discovery Fund generated a positive total return but trailed the EAFE SMID Index. Geographically speaking, the Fund received the largest boost from having a sizable overweighting in Germany and an underweighting in Japan, but the benefit was more than cancelled out by the Fund’s exposure to Indonesia. All exposures were by-products of our bottom-up security selection process.

Breaking the portfolio down by combined or total effect of sector allocation and stock picks, our health care and consumer discretionary positions added most to results, while the Fund’s energy investments were the largest detractor.

The relatively strong showing in the consumer discretionary sector was attributable primarily to Polish clothing company LPP S.A. The company, headquartered in Gdansk, designs and markets clothing under six brand names, selling its products in hundreds of stores across Poland and parts of Central and Eastern Europe.

Morphosys A.G., a German biopharmaceutical company, was the largest individual contributor to performance and accounts for the lion’s share of the Fund’s relative strength in the health care sector. The company focuses on the development of human antibodies for use in creating safer, more effective medications and has more than 70 programs in its research and development pipeline. Morphosys announced that it had completed the sale of its research and diagnostic antibody division.

Indonesia provided both a top contributor, Tower Bersama Infrastructure Tbk P.T., and the Fund’s largest single detractor, Resource Alam Indonesia Tbk P.T. Sales at Resource Alam, an energy company that exports thermal coal (used to provide heat and power for industry) primarily to China, have declined along with Chinese power consumption. We maintained the position, in the belief that, as China’s economy regains vigor, Resource Alam’s prospects should improve. Conversely, we trimmed the Fund’s position in Tower Bersama after the shares became richly priced. Tower Bersama builds towers in Indonesia that hold wireless communications antennas and, until recently, had little competition. However, as wireless communications expand in Southeast Asia, new entrants in its industry have reduced the scarcity factor, which was Tower Bersama’s biggest advantage.

10	SCOUT FUNDS SEMI-ANNUAL REPORT

Outlook – Choppy Markets in Early 2013

We look for international small- and mid-cap stocks to move ahead in 2013, but also expect that progress will be uneven. Market conditions will likely be volatile at least until the issue of the U.S. budget and government spending cuts is decided. Thereafter, the particulars of the budget resolution will be important to investor sentiment, as any major reduction in U.S. spending has implications for suppliers and manufacturers worldwide.

Challenges and risks remain in Europe, but we are hopeful that the Eurozone economy has turned a corner and will show improvement as 2013 progresses. Likewise, we see encouraging signs in China, including stabilization of the manufacturing sector. After seven calendar quarters, China’s economic slowdown may have reached an end. As for Japan, we expect a weaker yen will be a boon for many companies there, particularly exporters.

We will proceed with caution. Until the abovementioned issues are settled and certain trends gain strength, most likely in the second half of the year, we expect international markets to be easily disturbed by nagging doubts about global economic growth.

Michael D. Stack, CFA

Lead Portfolio Manager

Mark G. Weber, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout International Discovery Fund, MSCI EAFE SMID Index and Lipper International Small/Mid Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI EAFE SMID Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity of the Mid and Small Cap market performance of developed markets, excluding the U.S. and Canada. The Lipper International Small/Mid Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in small/mid-cap growth companies strictly outside of the U.S.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks. Small and mid cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength and liquidity.

DECEMBER 31, 2012	11

International Discovery Fund

COMPARATIVE RATES OF RETURN (Unaudited)
as of December 31, 2012

				Since
	1 Year	3 Years	5 Years	Inception‡
Scout International Discovery Fund	18.45%	6.29%	0.66%	0.66%
MSCI EAFE SMID Index*	18.96%	5.91%	-2.09%	-2.09%
Lipper International Small/Mid Cap Growth Funds Index*	23.38%	9.41%	-0.06%	-0.06%

‡	Inception – December 31, 2007.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2012, the gross expense ratio for the Fund was 1.86% (as disclosed in the most recent Prospectus) compared to the December 31, 2012 gross expense ratio of 2.56%. The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through October 31, 2013 and may recoup peviously waived expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout		MSCI
	Int’l Discovery		EAFE SMID*
Number of Equity Holdings	52		2,663
Weighted Average Market Cap	$3,085	M	$4,486	M
Weighted Median Market Cap	$2,407	M	$3,674	M
Price/Earnings Ratio (12 Month Tr.)	19.3		14.4
Price/Book Ratio	2.3		1.2
EPS Growth (Hist. 5 Yr.)	9.8%		2.8%
Return on Equity	11.0%		5.6%
Standard Deviation†	17.52%		19.80%
Sharpe Ratio†	0.35		0.29
Beta†	0.86		1.00
Alpha†	1.03%		—
R-squared†	0.94		1.00
Upside Capture†	80.7%		100%
Downside Capture†	83.2%		100%
Turnover Ratio (Trailing 1 Year)	39%		—
Total Net Assets (in Millions)	$12.8		—
Inception Date	12/31/07		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI EAFE SMID Index.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2012. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Wirecard A.G.	3.5%
Gemalto N.V.	3.4%
Koninklijke Vopak N.V.	3.0%
Morphosys A.G.	2.9%
Ebara Corp.	2.9%
Rational A.G.	2.7%
St. James's Place PLC	2.7%
Pfeiffer Vacuum Technology A.G.	2.6%
L'Occitane International S.A.	2.6%
Fuchs Petrolub A.G.	2.6%
Top 10 Equity Holdings Total	28.9%

Based on total investments as of December 31, 2012. Subject to change.

PLC — Public Limited Company

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/08	$6.39	$0.16	$—	$6.55
12/31/09	8.36	0.05	—	8.57
12/31/10	9.70	0.03	—	9.94
12/31/11	8.42	0.03	—	8.69
12/31/12	9.80	0.16	—	10.23

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

12	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

INTERNATIONAL DISCOVERY FUND

	Shares	Value
COMMON STOCKS — 99.9%
AUSTRALIA — 6.0%
IOOF Holdings Ltd.(a)	20,080	$152,611
Medusa Mining Ltd.(a)	38,969	221,992
Perseus Mining Ltd.*	66,664	147,442
Regis Resources Ltd.*(a)	46,247	248,181
		770,226
BRAZIL — 0.8%
Embraer S.A.(b)	3,554	101,325

CHINA — 1.3%
Haier Electronics Group Co., Ltd.*(a)	111,000	164,634

CZECH REPUBLIC — 2.0%
Philip Morris CR A.S	454	255,562

FRANCE — 1.8%
Technip S.A.(b)	7,626	224,738

GERMANY — 17.9%
Dialog Semiconductor PLC*(a)	9,527	168,762
Fuchs Petrolub A.G.(a)	4,707	329,663
Morphosys A.G.*(a)	9,558	370,651
NORMA Group A.G	10,320	286,061
Pfeiffer Vacuum Technology A.G.(a)	2,778	338,535
Rational A.G.(a)	1,219	352,128
Wirecard A.G.(a)	18,291	451,560
		2,297,360
INDIA — 1.8%
McLeod Russel India Ltd.	36,123	228,855

INDONESIA — 2.9%
Resource Alam Indonesia Tbk P.T.(a)	599,409	154,694
Tower Bersama Infrastructure Tbk P.T.*(a)	376,869	223,084
		377,778
IRELAND — 1.0%
Ryanair Holdings PLC(b)	3,811	130,641

ITALY — 2.0%
MARR S.p.A.(a)	24,522	256,410

JAPAN — 15.5%
Aichi Corp.(a)	59,000	303,764
Amada Co., Ltd.(a)	16,000	104,113
Asics Corp.(a)	15,700	239,842
Ebara Corp.(a)	88,000	370,335
Kansai Paint Co., Ltd.(a)	28,000	301,753
SMC Corp.(a)	1,450	263,399
Sysmex Corp.(a)	6,720	309,448
Toshiba Machine Co., Ltd.(a)	20,000	99,224
		1,991,878
LUXEMBOURG — 2.6%
L'Occitane International S.A.(a)	105,750	338,382

MALAYSIA — 2.3%
Top Glove Corp. Bhd	159,083	292,883

MEXICO — 1.0%
Alsea S.A.B. de C.V.*	65,100	129,784

NETHERLANDS — 6.4%
Gemalto N.V.(a)	4,800	433,274
Koninklijke Vopak N.V.(a)	5,441	384,613
		817,887
POLAND — 2.3%
LPP S.A.	196	288,128

SWITZERLAND — 10.9%
Acino Holding A.G.(a)	2,181	262,903
Micronas Semiconductor Holding A.G.(a)	28,812	261,820
Partners Group Holding A.G.(a)	1,328	307,007
Tecan Group A.G.(a)	3,413	283,930
Vetropack Holding A.G.	156	287,559
		1,403,219
TAIWAN — 4.5%
Hermes Microvision, Inc.(a)	9,000	166,207
Largan Precision Co., Ltd.(a)	5,000	134,681
Taiwan Hon Chuan Enterprise Co., Ltd.(a)	125,008	275,064
		575,952
UNITED KINGDOM — 14.9%
Amlin PLC(a)	50,820	315,929
APR Energy PLC(a)	13,709	180,229
Domino's Pizza Group PLC(a)	21,872	178,546
InterContinental Hotels Group PLC(b)	10,015	278,616
Intermediate Capital Group PLC(a)	42,334	221,026
Premier Oil PLC*(a)	26,717	147,836
St. James's Place PLC(a)	49,178	339,986
Telecity Group PLC(a)	19,668	254,001
		1,916,169
UNITED STATES — 2.0%
Power Integrations, Inc.	4,036	135,650
Pricesmart, Inc.	1,600	123,280
		258,930
TOTAL COMMON STOCKS
(Cost $10,251,086) — 99.9%		12,820,741

TOTAL INVESTMENTS
(Cost $10,251,086) — 99.9%		12,820,741

Other assets less liabilities — 0.1%		14,974

TOTAL NET ASSETS — 100.0%
(equivalent to $9.80 per share;
unlimited shares of $1.00 par value
capital shares authorized;
1,309,162 shares outstanding)		$12,835,715

CR — Czech Republic

PLC — Public Limited Company

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 1.(a)).

(b)	ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2012	13

Global Equity Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Global Equity Fund seeks long-term growth of capital by investing primarily in equity securities of companies that are located anywhere in the world, including emerging markets.

Market Review – A Worldwide Equity Rally

Global equity markets rallied during the six months ended December 31, 2012. Support from central banks worldwide, a firm commitment to overcoming Europe’s sovereign debt problems, the end of an election cycle and widespread, if modest, signs of economic improvement powered the gains.

With economic growth slowing in China and Europe, U.S. economic growth at subpar levels, and Europe struggling to stem its debt crisis, central bankers swung into action beginning in July, taking steps designed to forestall recession or prevent the crumbling of the European Union (EU). The European Central Bank announced a program to purchase the sovereign debt of its most beleaguered members, easing some of the financial pressures in those countries and on EU collectively. In the United Kingdom and China, central banks lowered key interest rates to encourage borrowing and spending. The U.S. Federal Reserve (the Fed) announced it would keep interest rates very low until 2015, and instituted its third round of quantitative easing, committing to purchase $40 billion of mortgage-backed securities monthly for an indefinite period. Later, the Fed said it would continue its supportive policies until U.S. unemployment recedes to 6.5%, provided that inflation remains below 2.5%.

These moves served to reassure investors, igniting and sustaining the global equity rally. The conclusion of a major global election cycle was also a boon for global equity markets. After elections in the United States, Japan, Mexico, South Korea and elsewhere were completed, a major source of uncertainty about future fiscal and monetary policy was removed.

By December, the United States and China showed an increase in economic activity. Encouraging indicators in China included higher levels of electricity consumption and consumer spending, increased money supply and massive government spending on infrastructure. These trends were a positive sign to Asian nations that serve as China’s suppliers and trading partners. The Organization for Economic Cooperation and Development noted improvements in leading economic indicators for Asia. Meanwhile, Europe continued to make slow headway against the sovereign debt crisis and economic weakness.

Although the rally lost momentum in late December over worries about whether the United States would maneuver around the fiscal cliff, the MSCI World Index posted a six-month total return of 9.36%, led by various European components (e.g., Greece and Austria).

Portfolio Review – International Exposure Drove Results

The Scout Global Equity Fund outperformed the MSCI World Index. Our macro decisions (e.g., geographic and sector weightings) as well as individual securities selection contributed to the favorable results. Geographically speaking, contributions from the U.S. small-cap and the international segments of the portfolio more than compensated for weaker results in our U.S. large- and mid-cap holdings.

We made the tactical decision to increase the Fund’s investment in Europe, which was well timed and fortuitous. Although we had no conviction that the problems in Europe were solved, it was evident by late summer that investment sentiment had turned in Europe’s favor due, in no small part, to the ECB’s actions. Most European markets rallied after the ECB announced its program to purchase sovereign debt (and become the lender of last resort) and again after the U.S. elections concluded in early November.

The strongest individual contributors to performance were German companies — automaker Volkswagen A.G., — and Bayer A.G., the pharmaceuticals and chemicals company. Like many German stocks, Volkswagen received a big lift when European markets, especially Germany’s, rebounded.

The primary detractors from performance were the Fund’s exposure to the U.S. dollar and our investment in U.S. Bancorp. The Fund’s average weighting in U.S. cash equivalents was 3.03%, well within our normal range. However, low yields on cash and healthy returns on equities meant that, relatively speaking, holding even a small amount cash was a negative. Minneapolis-based U.S. Bancorp is the fifth largest commercial bank in the United States. Because it is a stock with a low beta (i.e., is less sensitive to market movements than other stocks), it did not gain as much as other U.S. financial stocks during the period.

Outlook – Watching out for the Second Part of the “Fiscal Cliff”

As we entered 2013, the Fund was fully invested and remains overweight in Europe. We continue to see encouraging indications of an uptick in global GDP. In addition, corporate balance sheets are healthy, and there are many companies with attractive fundamentals and reasonable valuations.

Nonetheless, we are keeping a watchful eye on several factors that, in our view, have the potential to upset global equity markets. Our main concerns are the resolution of the U.S. debt-ceiling debate and the direction of tax and spending policies. Although the U.S. Congress has addressed the question of higher tax rates, decisions about the U.S. debt ceiling and mandatory government spending

14	SCOUT FUNDS SEMI-ANNUAL REPORT

cuts were delayed and have continued to hang over the economy, markets and corporations. How and when Congress resolves the budget debate could have major implications for U.S.-based businesses, many of which are waiting for Congress’s decision before choosing whether to implement cost-saving cuts or expand capacity. Likewise, the decision to increase or decrease the U.S. debt ceiling may reduce or heighten concerns about inflation.

Farther out on the time horizon, we are watching the U.S. drought, which could become a drag on the economy if it grows worse in coming months. To the extent that the drought depresses U.S. crop yields, it too may add to inflationary pressures.

Moving forward, we will remain fully invested but are prepared to take defensive measures if any of the abovementioned concerns begin to weigh on leading domestic or global economic indicators.

Gary N. Anderson, CFA

Co-Lead Portfolio Manager

James A. Reed II, JD, CFA

Co-Lead Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Global Equity Fund, MSCI World Index and Lipper Global Multi-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks. Small and mid cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength and liquidity. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate.

DECEMBER 31, 2012	15

Global Equity Fund

COMPARATIVE RATES OF RETURN (Unaudited)
as of December 31, 2012

		Since
	1 Year	Inception‡
Scout Global Equity Fund	15.38%	1.72%
MSCI World Index*	15.83%	2.58%
Lipper Global Multi-Cap Growth Funds Index*	16.47%	-0.77%

‡	Inception – June 30, 2011.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2012, the gross expense ratio for the Fund was 5.25% (as disclosed in the most recent Prospectus) compared to the December 31, 2012 gross expense ratio of 5.01%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through October 31, 2013 and may recoup peviously waived expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout		MSCI
	Global Equity		World*
Number of Equity Holdings	137		1,610
Weighted Average Market Cap	$53.1	B	$76.4	B
Weighted Median Market Cap	$18.8	B	$39.0	B
Price/Earnings Ratio (12 Month Tr.)	15.0		14.0
Price/Book Ratio	2.3		1.8
EPSGrowth (Hist.5Yr.)	10.8%		6.7%
Return on Equity	14.1%		11.8%
StandardDeviation†	16.57%		17.06%
Sharpe Ratio†	0.10		0.15
Beta†	0.96		1.00
Alpha†	-0.77%		—
R-squared†	0.98		1.00
Upside Capture†	93.9%		100%
DownsideCapture†	98.5%		100%
Turnover Ratio (Trailing 1 Year)	14.3%		—
Total Net Assets (in Millions)	$5.4		—
Inception Date	6/30/11		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI World Index.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2012. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Watson Pharmaceuticals, Inc.	2.2%
General Electric Co.	2.0%
iShares MSCI EMU Index Fund (ETF)	2.0%
Bayer A.G.	2.0%
iShares MSCI All Country Asia ex Japan Index Fund (ETF)	2.0%
U.S. Bancorp	1.9%
iShares MSCI Japan Index Fund (ETF)	1.9%
Monsanto Co.	1.9%
iShares MSCI ACWI ex U.S. Index Fund (ETF)	1.8%
Google, Inc.	1.8%
Top 10 Equity Holdings Total	19.5%

Based on total investments as of December 31, 2012. Subject to change.

ETF — Exchange-Traded Fund

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
6/30/11	$10.00	$—	$—	$10.00
12/31/11	8.88	0.01	—	8.89
12/31/12	10.15	0.09	—	10.25

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

16	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

GLOBAL EQUITY FUND

	Shares	Value
COMMON STOCKS — 91.0%
AUSTRALIA — 0.4%
IOOF Holdings Ltd.(c)	1,505	$11,438
Perseus Mining Ltd.*	2,168	4,795
Regis Resources Ltd.*(c)	1,497	8,034
		24,267
BRAZIL — 1.5%
Cia de Bebidas das Americas(a)	1,918	80,537

CANADA — 2.7%
Agnico-Eagle Mines Ltd.	125	6,558
Canadian Pacific Railway Ltd.(b)	432	43,900
Enbridge, Inc.(b)	1,081	46,829
Imperial Oil Ltd.(b)	914	39,302
Talisman Energy, Inc.(b)	774	8,769
		145,358
CHILE — 0.6%
Sociedad Quimica y Minera de Chile S.A.(a)	520	29,973

FINLAND — 1.4%
Sampo OYJ — A Shares(c)	2,315	74,973

FRANCE — 5.8%
Air Liquide S.A.(a)	2,114	53,801
Cie Generale d’Optique Essilor International S.A.(a)	921	47,137
Dassault Systemes S.A.(c)	638	71,333
LVMH Moet Hennessy Louis Vuitton S.A.(c)	464	85,635
SEB S.A.(c)	108	7,991
Technip S.A.(a)	1,583	46,651
		312,548
GERMANY — 6.5%
Adidas A.G.(a)	1,962	87,898
Bayer A.G.(a)	1,095	105,032
Fuchs Petrolub A.G.(c)	243	17,019
NORMA Group A.G.	330	9,147
Pfeiffer Vacuum Technology A.G.(c)	116	14,136
Rational A.G.(c)	42	12,132
Volkswagen A.G.(a)	1,940	90,385
Wirecard A.G.(c)	814	20,096
		355,845
IRELAND — 1.2%
Ryanair Holdings PLC(a)	1,946	66,709

ITALY — 0.2%
MARR S.p.A.(c)	1,185	12,391

JAPAN — 2.7%
FANUC Corp.(a)	2,330	72,393
Sysmex Corp.(c)	1,600	73,678
		146,071
LUXEMBOURG — 0.3%
L’Occitane International S.A.(c)	4,500	14,399

MEXICO — 2.6%
Grupo Financiero Banorte
S.A.B. de C.V. — Class O	12,026	77,656
Wal-Mart de Mexico S.A.B. de C.V.(a)	1,929	63,233
		140,889
NETHERLANDS — 2.0%
Core Laboratories N.V.	239	26,125
Gemalto N.V.(a)	1,124	51,333
Gemalto N.V.(c)	145	13,088
Koninklijke Vopak N.V.(c)	267	18,874
		109,420
NORWAY — 1.0%
Yara International ASA(a)	1,064	52,923

POLAND — 0.2%
LPP S.A.	8	11,760

SINGAPORE — 1.2%
United Overseas Bank Ltd.(a)	1,922	63,138

SPAIN — 1.5%
Banco Bilbao Vizcaya Argentaria S.A.(a)	8,820	83,085

SWITZERLAND — 2.5%
Acino Holding A.G.(c)	91	10,969
Partners Group Holding A.G.(c)	36	8,323
Roche Holding A.G.(a)	860	43,430
SGS S.A.(c)	34	75,516
		138,238
TAIWAN — 1.2%
Taiwan Hon Chuan Enterprise Co., Ltd.(c)	5,000	11,002
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	3,207	55,032
		66,034
UNITED KINGDOM — 4.9%
Amlin PLC(c)	1,451	9,020
APR Energy PLC(c)	515	6,771
British American Tobacco PLC(a)	469	47,486
Mothercare PLC	1,893	10,417
Prudential PLC(a)	2,648	75,601
Royal Dutch Shell PLC(a)	516	35,578
Standard Chartered PLC (c)	3,066	79,347
		264,220

(Continued on next page)

DECEMBER 31, 2012	17

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

GLOBAL EQUITY FUND (Continued)

	Shares	Value
UNITED STATES — 50.6%
ADTRAN, Inc.	549	$10,727
AGCO Corp.*	425	20,876
Akorn, Inc.*	935	12,492
Allegheny Technologies, Inc.	300	9,108
Allergan, Inc.	626	57,423
Alliant Energy Corp.	650	28,541
Anadarko Petroleum Corp.	575	42,728
Apple, Inc.	106	56,501
Boeing Co.	829	62,473
Bruker Corp.*	946	14,445
Buckle, Inc.	258	11,517
Carnival Corp.	975	35,851
Carpenter Technology Corp.	123	6,350
Centene Corp.*	359	14,719
Chart Industries, Inc.*	130	8,667
Chevron Corp.	775	83,808
Coca-Cola Co.	1,855	67,244
Computer Programs & Systems, Inc.	244	12,283
Computer Sciences Corp.	625	25,031
Cracker Barrel Old Country Store, Inc.	213	13,687
Cree, Inc.*	581	19,742
CYS Investments, Inc. REIT	2,550	30,115
Delek U.S. Holdings, Inc.	605	15,319
Discover Financial Services	896	34,541
Dollar General Corp.*	450	19,841
Dominion Resources, Inc.	1,334	69,101
DR Horton, Inc.	1,650	32,637
Eagle Materials, Inc.	425	24,862
Erickson Air-Crane, Inc.	924	7,789
Finisar Corp.*	746	12,160
General Electric Co.	5,131	107,700
Genesee & Wyoming, Inc. — Class A*	237	18,031
Google, Inc. — Class A*	135	95,765
Gulfport Energy Corp.*	447	17,084
Hartford Financial Services Group, Inc.	2,675	60,027
Hershey Co.	200	14,444
Hess Corp.	425	22,508
Hologic, Inc.*	775	15,523
Hormel Foods Corp.	775	24,188
JM Smucker Co.	275	23,716
KeyCorp	4,575	38,521
Kirby Corp.*	223	13,801
Kodiak Oil & Gas Corp.*	3,802	33,648
Kraft Foods Group, Inc.	1,170	53,200
Lam Research Corp.*	475	17,162
LKQ Corp.*	1,225	25,847
Marsh & McLennan Cos., Inc.	2,093	72,146
Mid-America Apartment Communities, Inc. REIT	144	9,324
Monro Muffler Brake, Inc.	320	11,190
Monsanto Co.	1,047	99,099
Oracle Corp.	1,760	58,643
Parker Hannifin Corp.	175	14,886
Pfizer, Inc.	2,919	73,209
Philip Morris International, Inc.	796	66,577
Pioneer Natural Resources Co.	559	59,584
Polaris Industries, Inc.	100	8,415
Portfolio Recovery Associates, Inc.*	139	14,854
Power Integrations, Inc.	160	5,378
priceline.com, Inc.*	14	8,697
Pricesmart, Inc.	100	7,705
QUALCOMM, Inc.	855	53,027
Questar Corp.	1,450	28,652
Ross Stores, Inc.	225	12,184
Salix Pharmaceuticals Ltd.*	274	11,092
Semtech Corp.*	581	16,820
Skyworks Solutions, Inc.*	500	10,150
Sotheby’s	269	9,044
Summit Hotel Properties, Inc. REIT	1,181	11,220
Teradata Corp.*	100	6,189
Tesoro Corp.	350	15,418
Textron, Inc.	1,100	27,269
Triumph Group, Inc.	240	15,672
TRW Automotive Holdings Corp.*	825	44,228
U.S. Bancorp	3,241	103,518
U.S. Silica Holdings, Inc.	495	8,281
ValueClick, Inc.*	1,073	20,827
Verizon Communications, Inc.	2,030	87,838
Waddell & Reed Financial, Inc. — Class A	387	13,475
Wal-Mart Stores, Inc.	594	40,529
Walt Disney Co.	1,801	89,672
Watson Pharmaceuticals, Inc.*	1,392	119,712
Western Refining, Inc.	925	26,076
WPX Energy, Inc.	1,825	27,156
		2,749,499
TOTAL COMMON STOCKS
(Cost $4,395,418) — 91.0%		4,942,277

EXCHANGE-TRADED FUNDS — 7.6%
JAPAN — 1.9%
iShares MSCI Japan Index Fund	10,465	102,034

MISCELLANEOUS — 5.7%
iShares MSCI ACWI ex U.S. Index Fund	2,364	99,004
iShares MSCI All Country Asia ex
Japan Index Fund	1,731	104,760
iShares MSCI EMU Index Fund	3,172	106,135
		309,899
TOTAL EXCHANGE-TRADED FUNDS
(Cost $400,671) — 7.6%		411,933

TOTAL INVESTMENTS
(Cost $4,796,089) — 98.6%		5,354,210

Other assets less liabilities — 1.4%		78,319

TOTAL NET ASSETS — 100.0%
(equivalent to $10.15 per share;
unlimited shares of $1.00 par value
capital shares authorized; 535,195 shares outstanding)		$5,432,529

PLC — Public Limited Company

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	ADR — American Depositary Receipt.

(b)	Canadian security traded on U.S. stock exchange.

(c)	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 1.(a)).

See accompanying Notes to Financial Statements.

18	SCOUT FUNDS SEMI-ANNUAL REPORT

Stock Fund

Objective & STRATEGY (Unaudited)

The Scout Stock Fund seeks long-term growth of capital and income by investing in a diversified portfolio consisting primarily of common stocks.

Market Review – Macro Trumped Micro

Major political events and monetary policy rather than company fundamentals largely determined the market’s direction during the six months ended December 31, 2012. Entering the period, corporate earnings showed a tendency to remain flat or decline in the slowing global economy. Uneasy with these earnings and economic trends, as well as ongoing debt problems for members of the European Union (EU), investors turned risk averse. Beginning in late July, though, investors generally overlooked these issues. Focusing instead on accommodative monetary policy and political events, they ignited a rally, albeit a volatile one, that lasted through December.

On the monetary front, the European Central Bank (ECB) made an open-ended commitment to support weak economies within the EU and agreed to buy the sovereign debt of the more troubled EU nations. Investors responded positively, setting off the first round of widespread gains for stocks. Another wave of rising stock prices followed in September, after the Federal Reserve (the Fed) declared that it would keep the federal funds rate low until at least 2015, to help prevent the United States from falling back into recession. The Fed also promised to continue to support the U.S. housing market indefinitely by purchasing $40 billion of mortgage-backed securities monthly.

By October, investors responded positively to modest signs of improvement in the European sovereign debt crisis. The ECB’s firm commitment to supporting the euro, in combination with implementation of austerity programs in several European nations, gave investors some reassurance that the EU may yet put the crisis behind it. Yields on Spanish and Greek debt fell, relieving some of the fiscal and economic strains in the EU.

The market upturn was truncated for several weeks in October and November. The cause: uncertainty about how the outcomes of closely contested races for the U.S. presidency and several Senate seats could alter future fiscal and monetary policy. The downturn lasted through the election and for several weeks thereafter, until investors turned their attention to macroeconomic data and the U.S. fiscal cliff. The market haltingly regained ground, on signs that the U.S. economy continued to expand slowly and on the hope that Washington would reach a compromise on the issue of tax reform, the federal budget and mandatory cuts in government spending. Unemployment figures fell, and the housing industry registered year-over-year increases in prices and sales volumes.

Against this backdrop, the Standard & Poor’s 500 Index advanced 5.95%. Strength in the financials, industrials, consumer discretionary and materials sectors outweighed weaker returns in the information technology, telecommunications services and traditional defensive sectors, such as utilities and consumer staples.

Portfolio Review – Results Driven by Stock Selection

The Fund posted a positive total return but trailed the Index as of Dec. 31, 2012. At the outset of the six-month period, we emphasized stocks of companies that earn a majority of their revenues from U.S. sources, in the belief that the U.S. economy was better positioned than the Eurozone or China to deal with upcoming challenges. At the same time, we were not convinced that the U.S. economy had the strength to avoid a recession and so positioned the Fund conservatively, underweighting the consumer discretionary, materials and information technology sectors. This conservative approach held back relative performance versus the benchmark after investors embraced the ECB’s and Fed’s monetary moves.

From the standpoint of individual holdings, the largest detractors were Informatica Corp. and several companies with earnings-related issues, including Citrix Systems, Inc. and a small number of health care holdings. Informatica is a leading data-integration company, providing software that allows businesses to bring data from different platforms (e.g., Oracle Corp. and SAP A.G.) together for better analysis. We selected Informatica as part of our defensive strategy, because software spending is generally steadier than spending for hardware. The uncertain macroeconomic environment and a leadership transition at the company tested this hypothesis. Citrix provides server and desktop virtualization, networking, software-as-a-service (SaaS) and cloud computing technologies. Its most recent quarterly earnings were within market expectations, but revenue growth from licensing its products has fallen behind projections, the result of intense competition. A review of our investment thesis for Citrix concluded that its product, may not be as broadly useful or attractive to business as originally envisioned, so we exited the position.

In contrast to Citrix, we maintained positions in health care-sector detractors Express Scripts Holding Co. and St. Jude Medical, Inc. We believe the issues for these companies, which are leaders in their industries, will be resolved within a reasonable time frame.

The losses from these holdings were mitigated by total contributions from ASML Holding N.V., Lowe’s Cos., Inc., Pioneer Natural Resources Co. and other stocks. ASML, a manufacturer of semiconductor equipment, made an offer to purchase one of its manufacturing-component suppliers. Because the combined company will likely be a stronger competitor in a rapidly consolidating industry, the market responded enthusiastically to the event. Home improvement company Lowe’s saw an uptick in sales, the result of a stronger U.S. housing market and demand for building materials in the wake of Hurricane Sandy. Finally, the stock of oil and gas producer Pioneer Resources posted double-digit gains when energy prices firmed in the late summer and autumn.

December 31, 2012	19

Stock Fund

Outlook– Prepared for More Macro-Related Uncertainty

We have positioned the portfolio defensively as a precaution against more uncertainty related to the U.S. fiscal cliff. Congress’s partial solution reached in the waning hours of 2012 left much to be desired — a classic case of making a decision without producing a resolution. By raising federal tax rates without addressing the federal debt ceiling and spending cuts, Congress provided relief to the stock market in the short term but also leaves the market vulnerable to more fear and concern while the matter is revisited in early 2013.

This sets up the likelihood of continued high levels of volatility as investors weigh improving corporate fundamentals and modest economic gain to date against the possibility of larger federal deficits and a potential rise in inflationary pressures. Corporate balance sheets are healthy, and many companies have attractive fundamentals and reasonable valuations. Yet investors may overlook these facts if the macro environment remains tentative or, worse, devolves into a strong headwind for businesses. We believe corporations are prepared to hire and increase capital expenditures should a suitably responsible outcome to the debt debate be reached. However, they are equally inclined to effect reductions if Congress sidesteps a genuine resolution.

In light of these possibilities, we will be watching domestic economic indicators closely while continuing to seek fundamentally sound companies with strong secular or company-specific growth opportunities.

James A. Reed II, JD, CFA

Lead Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Stock Fund, S&P 500® Index and Lipper Large-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Standard & Poor's 500® Index (S&P 500®) is an unmanaged capitalization weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. The Lipper Large-Cap Core Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap core companies.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

20	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of December 31, 2012

	1 Year	3 Years	5 Years	10 Years
Scout Stock Fund	9.72%	6.25%	0.41%	6.22%
S&P 500® Index*	16.00%	10.87%	1.66%	7.10%
Lipper Large-Cap Core Funds Index*	15.32%	9.19%	0.97%	6.13%

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. Different fee and expense structures were in effect prior to April 1, 2005. If the new fee and expense structure was in effect, performance for certain periods would have been lower. As of June 30, 2012, the gross expense ratio for the Fund was 1.00% (as disclosed in the most recent Prospectus) compared to the December 31, 2012 gross expense ratio of 1.11%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through October 31, 2013 and may recoup peviously waived expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to April 1, 2005, the Fund was managed in accordance with a different investment objective.

Portfolio Characteristics (Unaudited)
	Scout Stock		S&P 500®*
Number of Equity Holdings	45		500
Weighted Average Market Cap	$90.2	B	$104.3	B
Weighted Median Market Cap	$39.3	B	$55.5	B
Price/Earnings Ratio (12 Month Tr.)	18.4		16.1
Price/Book Ratio	2.7		2.3
EPS Growth (Hist. 5 Yr.)	14.7%		10.2%
Return on Equity	14.3%		14.9%
Standard Deviation†	15.61%		15.30%
Sharpe Ratio†	0.39		0.70
Beta†	1.00		1.00
Alpha†	-4.18%		—
R-squared†	0.97		1.00
Upside Capture†	89.4%		100%
Downside Capture†	109.1%		100%
Turnover Ratio (Trailing 1 Year)	105%		—
Total Net Assets (in Millions)	$58.0		—
Inception Date	11/18/82		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the S&P 500® Index.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31,2012. Subject to change.

Top 10 equity holdings (Unaudited)

Percent
of Total
Apple, Inc.	4.4%
Union Pacific Corp.	3.6%
Oracle Corp.	3.3%
Watson Pharmaceuticals, Inc.	3.3%
SLM Corp.	3.0%
Chevron Corp.	3.0%
Monsanto Co.	2.9%
QUALCOMM, Inc.	2.9%
Philip Morris International, Inc.	2.8%
Anadarko Petroleum Corp.	2.8%
Top 10 Equity Holdings Total	32.0%

Based on total investments as of December 31, 2012. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/08	$10.18	$0.07	$0.14	$39.94
12/31/09	11.65	0.17	—	41.58
12/31/10	12.85	0.04	—	42.82
12/31/11	12.55	0.14	—	42.66
12/31/12	12.89	0.16	0.71	43.87

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

December 31, 2012	21

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Stock fund

	Shares	Value
COMMON STOCKS — 97.7%
CONSUMER DISCRETIONARY — 8.3%
Amazon.com, Inc.*	4,729	$1,187,641
Carnival Corp.(a)	15,800	580,966
Coach, Inc.	10,500	582,855
Lowe’s Cos., Inc.	43,260	1,536,595
Nordstrom, Inc.	17,000	909,500
		4,797,557
CONSUMER STAPLES — 12.4%
Anheuser-Busch InBev N.V.(b)	9,907	865,971
Estee Lauder Cos., Inc. — Class A	20,900	1,251,074
JM Smucker Co.	7,710	664,910
Mead Johnson Nutrition Co.	12,270	808,470
Mondelez International, Inc. — Class A	33,100	843,057
Philip Morris International, Inc.	19,210	1,606,725
Wal-Mart Stores, Inc.	16,920	1,154,452
		7,194,659
ENERGY — 13.1%
Anadarko Petroleum Corp.	21,450	1,593,950
Chevron Corp.	15,725	1,700,501
EOG Resources, Inc	11,924	1,440,300
Pioneer Natural Resources Co.	14,094	1,502,279
Southwestern Energy Co.*	40,270	1,345,421
		7,582,451
FINANCIALS — 14.9%
American Capital Agency Corp. REIT	17,300	500,662
American Tower Corp. REIT	20,350	1,572,444
BlackRock, Inc.	4,600	950,866
Franklin Resources, Inc.	9,360	1,176,552
JPMorgan Chase & Co.	35,300	1,552,141
Marsh & McLennan Cos., Inc	16,600	572,202
SLM Corp.	99,300	1,701,009
Wells Fargo & Co.	17,860	610,455
		8,636,331
HEALTH CARE — 12.2%
Allergan, Inc.	15,690	1,439,244
Express Scripts Holding Co.*	22,880	1,235,520
Intuitive Surgical, Inc.*	1,400	686,518
St. Jude Medical, Inc	19,570	707,260
UnitedHealth Group, Inc.	20,900	1,133,616
Watson Pharmaceuticals, Inc.*	21,630	1,860,180
		7,062,338
INDUSTRIALS — 10.2%
Boeing Co.	12,060	908,842
Danaher Corp	26,700	1,492,530
General Electric Co.	72,290	1,517,367
Union Pacific Corp	16,080	2,021,577
		5,940,316
INFORMATION TECHNOLOGY — 16.8%
Apple, Inc.	4,632	2,468,995
ASML Holding N.V.(a)	16,786	1,081,186
EMC Corp.*	51,390	1,300,167
Google, Inc. — Class A*	1,962	1,391,784
Oracle Corp.	56,280	1,875,250
QUALCOMM, Inc.	26,370	1,635,467
		9,752,849
MATERIALS — 2.9%
Monsanto Co.	17,700	1,675,305

TELECOMMUNICATION SERVICES — 4.8%
CenturyLink, Inc.	37,520	1,467,783
Verizon Communications, Inc	29,830	1,290,744
		2,758,527
UTILITIES — 2.1%
Alliant Energy Corp.	27,980	1,228,602

TOTAL COMMON STOCKS
(Cost $45,944,942) — 97.7%		56,628,935

TOTAL INVESTMENTS
(Cost $45,944,942) — 97.7%		56,628,935

Other assets less liabilities — 2.3%		1,351,905

TOTAL NET ASSETS — 100.0%
(equivalent to $12.89 per share;
unlimited shares of $1.00 par value
capital shares authorized;
4,497,055 shares outstanding)		$57,980,840

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Foreign security denominated in U.S. dollars.

(b)	ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.

22	SCOUT FUNDS SEMI-ANNUAL REPORT

Mid Cap Fund

Objective & STRATEGY (Unaudited)

The Scout Mid Cap Fund seeks long-term growth of capital by investing in common stocks of mid cap companies.

Market Review – Monetary Policy and Political Events Predominate

Throughout the six months ended December 31, 2012, political and macroeconomic events were major factors affecting U.S. equity markets.

Stock prices moved modestly higher during the July-to-September period in response to aggressive policy announcements and actions by central banks. The European Central Bank (ECB) kicked off an initial wave of price gains by stating in July that it would do “whatever it takes” to protect the euro and keep the troubled Eurozone intact. Markets moved forward again in September after the ECB followed through on its rhetoric, pledging to buy sovereign debt from European Union (EU) countries (e.g., Greece, Spain and Italy) that had accepted a bailout from the EU, provided they complied with the bailout terms. Closer to home, the Federal Reserve (the Fed) stated that it will hold the federal funds rate near zero through 2015, and followed this with its third round of quantitative easing (QE3), an open-ended commitment to support the U.S. housing market by purchasing $40 billion of mortgage-backed securities monthly.

Encouraged by these policy actions, investors bought riskier assets, particularly in sectors that benefit from economic growth. Thereafter, the market fluctuated in response to news about the closely contested U.S. presidential election and the threatened U.S. “fiscal cliff” of tax reform and government spending cuts.

Against this backdrop, the Russell Midcap Index generated a six-month total return of 8.62%, led by strength in the energy, telecommunication services, industrials and materials sectors. The traditional defensive sectors of utilities and consumer staples chalked up the smallest gains.

Portfolio Review – Moderately Bullish

We were and remain moderately bullish on equities, encouraged by very accommodative monetary policies by central banks around the world but also cautious about the U.S. fiscal situation and health care regulatory change. However, in the face of continued market volatility, we took steps to control risk, increasing our focus on companies with company-specific catalysts for growth, less sensitivity to the economic cycle, or both. These included more dividend-paying and consumer staples companies.

The Fund posted a positive six-month return but trailed the benchmark. Stock selection in the materials and financials sectors was additive, but less favorable results from our stock picks in the health care, consumer discretionary and industrials sectors accounted for much of the lagging return. Sector allocation was slightly negative overall, in part from an underweighting in industrials and a negative effect from the small average cash balance. An overweight position in energy had a positive impact on returns, along with the underweight in the technology sector.

The most significant positive individual contributors to performance were TRW Automotive Holdings Corp., Eagle Materials, Inc. and Hartford Financial Services Group, Inc. TRW produces advanced active systems in braking, steering and suspension and occupant safety systems, including airbags and seat belts. With the growth of the global middle class, overseas demand for TRW’s products is rising, driven in part by government mandates and consumer demand for safety equipment. Given this specific mix of products and secular reasons for growth, we believe TRW’s performance may be less dependent on the economic cycle than it peers. The very old average age of the U.S. vehicle fleet is another driver for car and light truck sales, which benefits TRW.

Eagle Materials, a leading manufacturer of gypsum wallboard used in the western United States, reported earnings above analysts’ expectations. The housing recovery is a fundamental tailwind for Eagle. Investors also responded well to an acquisition that Eagle announced just prior to the fourth quarter. The purchase of two cement plants and other assets will expand the company’s presence in the construction industry and will extend Eagle’s opportunity to supply cement for oil and natural gas wells drilled in the United States.

We have a favorable view of insurance stocks, including The Hartford Financial Services. At the time of purchase, Hartford’s stock was selling well below tangible book value, which remains the case. We believe the company has opportunities to improve its return profile going forward, which should help the stock close the remaining gap with tangible book value. A recent weakening of the yen also helps the company reduce liabilities in dollar terms from its discontinued life insurance and annuity businesses in Japan.

The primary offsets to these well-performing stocks were WPX Energy, Inc., Vertex Pharmaceuticals, Inc. and Dollar General Corp. We maintained a position in WPX, a natural gas producer that may benefit from shifting production toward oil, but reduced the latter positions. The decline in Vertex was triggered by weak sales of its hepatitis C treatment, possibly as patients wait for approval of a competitor’s product that proved very effective in clinical trials. While unfortunate, the situation does not affect our primary reason for owning Vertex, a strong franchise in the treatment of cystic fibrosis. Dollar General fell as investors became more concerned about competition from Wal-Mart and because the company stated that price competition was becoming more aggressive. Although we reduced the holdings of Dollar General, we retained a position based on their expansion into California, unit growth in the number of stores and product line extensions.

December 31, 2012	23

Mid Cap Fund

Outlook – Constructive with a Measure of Caution

Our outlook for mid-cap equities remains moderately constructive. Corporate balance sheets are healthy, and many companies have attractive fundamentals and reasonable valuations.

At the same time, we anticipate continued volatility as the country observes the effects of recent and impending political and central bank actions. The Fed’s current QE policy is a near-term positive factor for equities, but the passage of higher federal taxes creates a new drag on economic growth. Investors should also be aware that the long-term effects of QE may be unfavorable, potentially causing inflation or new bubbles to appear in the global economy. Finally, prolonged negotiations regarding government finances, along with problems in Europe, could keep markets on an uneven keel.

Given the prospect of more uncertainty and volatility, we will seek to control risk while investing in quality companies that are less dependent on the economic cycle and may better withstand the gyrations due to their individual strengths, including strong fundamentals, company-specific growth factors and attractive valuations.

G. Patrick Dunkerley, CFA

Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Portfolio Manager

John A. Indellicate II, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Mid Cap Fund, Russell Midcap® Index and Lipper Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell Midcap® Index is a subset of the Russell 1000® Index and measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index. The Lipper Mid-Cap Core Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in mid-cap core companies. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Mid cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid cap companies may be slightly less volatile than those of small cap companies, they still involve substantial risk. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

24	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of December 31, 2012				Since
	1 Year	3 Years	5 Years	Inception‡
Scout Mid Cap Fund	9.89%	12.13%	6.13%	8.73%
Russell Midcap® Index*	17.28%	13.15%	3.57%	4.39%
Lipper Mid-Cap Core Funds Index*	16.27%	10.80%	3.11%	4.10%

‡	Inception – October 31, 2006.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2012, the gross/net expense ratio for the Fund was 1.06% (as disclosed in the most recent Prospectus) compared to the December 31, 2012 gross/net expense ratio of 1.09%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Characteristics (Unaudited)

	Scout		Russell
	Mid Cap		Midcap®*
Number of Equity Holdings	90		798
Weighted Average Market Cap	$6,918	M	$8,769	M
Weighted Median Market Cap	$6,223	M	$7,948	M
Price/Earnings Ratio (12 Month Tr.)	17.1		24.0
Price/Book Ratio	1.6		2.2
EPS Growth (Hist. 5 Yr.)	11.8%		8.6%
Return on Equity	7.9%		10.8%
Standard Deviation†	16.81%		17.44%
Sharpe Ratio†	0.72		0.75
Beta†	0.93		1.00
Alpha†	0.00%		—
R-squared†	0.93		1.00
Upside Capture†	92.8%		100%
Downside Capture†	96.3%		100%
Turnover Ratio (Trailing 1 Year)	184%		—
Total Net Assets (in Millions)	$1,307.6		—
Inception Date	10/31/06		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the Russell Midcap® Index.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2012. Subject to change.

Top 10 equity holdings (Unaudited)

Percent
of Total
Hartford Financial Services Group, Inc.	4.4%
KeyCorp.	3.9%
TRW Automotive Holdings Corp.	3.6%
WPX Energy, Inc.	2.9%
Oasis Petroleum, Inc.	2.7%
Kodiak Oil & Gas Corp.	2.6%
DR Horton, Inc.	2.3%
Alliant Energy Corp.	2.1%
Questar Corp.	2.1%
Hess Corp.	2.0%
Top 10 Equity Holdings Total	28.6%

Based on total investments as of December 31, 2012. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions

12/31/08	$7.47	$—	$—	$8.38
12/31/09	10.95	0.04	—	11.90
12/31/10	13.36	0.10	0.54	14.95
12/31/11	12.72	0.50	0.16	14.97
12/31/12	13.67	0.24	0.06	16.22

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

December 31, 2012	25

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

mid cap fund

	Shares	Value

COMMON STOCKS — 97.8%
CONSUMER DISCRETIONARY — 20.5%
AutoZone, Inc.*	19,218	$6,811,436
Chipotle Mexican Grill, Inc.*	55,950	16,642,887
Discovery Communications, Inc. — Class C*	117,000	6,844,500
Dollar General Corp.*	504,175	22,229,076
DR Horton, Inc.	1,503,025	29,729,834
Family Dollar Stores, Inc.	227,950	14,454,310
HomeAway, Inc.*	123,900	2,725,800
Kohl’s Corp.	211,100	9,073,078
Life Time Fitness, Inc.*	62,975	3,099,000
LKQ Corp.*	1,181,800	24,935,980
Michael Kors Holdings Ltd.(a)	202,575	10,337,402
Nordstrom, Inc.	170,800	9,137,800
Polaris Industries, Inc.	105,100	8,844,165
priceline.com, Inc.*	8,718	5,415,622
Ross Stores, Inc.	212,775	11,521,766
Tractor Supply Co.	53,825	4,755,977
TripAdvisor, Inc.	165,300	6,935,988
TRW Automotive Holdings Corp.*	863,588	46,296,953
Whirlpool Corp.	130,375	13,265,656
Wynn Resorts Ltd.	132,150	14,865,553
		267,922,783
CONSUMER STAPLES — 5.8%
Dr. Pepper Snapple Group, Inc.	225,925	9,981,367
Hershey Co.	180,100	13,006,822
Hormel Foods Corp.	764,825	23,870,188
JM Smucker Co.	237,650	20,494,936
Monster Beverage Corp.*	149,656	7,913,809
		75,267,122
ENERGY — 16.3%
Atwood Oceanics, Inc.*	87,525	4,007,770
Cimarex Energy Co.	110,375	6,371,949
Gulfport Energy Corp.*	268,150	10,248,693
Hess Corp.	489,525	25,925,244
HollyFrontier Corp.	139,125	6,476,269
Kodiak Oil & Gas Corp.*(a)	3,835,530	33,944,440
Marathon Petroleum Corp.	125,525	7,908,075
Oasis Petroleum, Inc.*	1,115,975	35,488,005
Peabody Energy Corp.	266,950	7,103,540
Pioneer Natural Resources Co.	12,345	1,315,854
Tesoro Corp.	312,825	13,779,941
Western Refining, Inc.	816,850	23,027,001
WPX Energy, Inc.	2,555,925	38,032,164
		213,628,945
FINANCIALS — 19.0%
American Capital Agency Corp. REIT	186,875	5,408,162
Arch Capital Group Ltd.*(a)	350,832	15,443,625
Axis Capital Holdings Ltd.(a)	543,200	18,816,448
Comerica, Inc.	762,300	23,128,182
CYS Investments, Inc. REIT	1,809,100	21,365,471
Hartford Financial Services Group, Inc.	2,571,275	57,699,411
Hatteras Financial Corp. REIT	990,775	24,581,128
KeyCorp.	5,962,050	50,200,461
Prosperity Bancshares, Inc.	272,930	11,463,060
Reinsurance Group of America, Inc.	227,200	12,159,744
W.R. Berkley Corp.	204,153	7,704,734
		247,970,426
HEALTH CARE — 8.3%
Catamaran Corp.*(a)	197,475	9,303,047
Centene Corp.*	278,650	11,424,650
DaVita, Inc.*	45,425	5,020,825
HMS Holdings Corp.*	273,375	7,085,880
Hologic, Inc.*	1,004,275	20,115,628
Humana, Inc.	99,214	6,809,057
Mednax, Inc.*	315,100	25,056,752
St. Jude Medical, Inc.	182,936	6,611,307
Vertex Pharmaceuticals, Inc.*	153,325	6,430,451
Zimmer Holdings, Inc.	168,250	11,215,545
		109,073,142
INDUSTRIALS — 7.6%
AGCO Corp.*	373,175	18,330,356
Chart Industries, Inc.*	56,925	3,795,190
Jacobs Engineering Group, Inc.*	380,175	16,184,050
Parker Hannifin Corp.	156,725	13,331,028
Quanta Services, Inc.*	169,900	4,636,571
Rockwell Automation, Inc.	99,650	8,369,603
Stanley Black & Decker, Inc.	17,700	1,309,269
Textron, Inc.	986,350	24,451,616
United Rentals, Inc.*	31,800	1,447,536
WESCO International, Inc.*	113,650	7,663,420
		99,518,639
INFORMATION TECHNOLOGY — 10.7%
Altera Corp.	618,500	21,301,140
ANSYS, Inc.*	97,700	6,579,118
Avnet, Inc.*	233,525	7,148,200
Computer Sciences Corp.	558,000	22,347,900
IPG Photonics Corp.	236,775	15,781,054
Lam Research Corp.*	685,800	24,777,954
Linear Technology Corp.	494,850	16,973,355
MICROS Systems, Inc.*	156,925	6,659,897
Skyworks Solutions, Inc.*	487,325	9,892,697
Teradata Corp.*	126,075	7,802,782
		139,264,097

26	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

mid cap fund (Continued)

	Shares	Value

MATERIALS — 4.6%
Agnico-Eagle Mines Ltd.(a)	121,050	$6,350,283
Allegheny Technologies, Inc.	281,839	8,556,632
Compass Minerals International, Inc	109,100	8,150,861
Eagle Materials, Inc.	383,725	22,447,913
NewMarket Corp.	14,886	3,903,109
Royal Gold, Inc.	80,675	6,559,684
Silver Wheaton Corp.(a)	35,375	1,276,330
Westlake Chemical Corp.	40,350	3,199,755
		60,444,567
UTILITIES — 5.0%
Alliant Energy Corp.	637,050	27,972,865
Questar Corp.	1,404,450	27,751,932
Xcel Energy, Inc.	341,750	9,128,143
		64,852,940
TOTAL COMMON STOCKS
(Cost $1,215,111,585) — 97.8%		1,277,942,661

SHORT-TERM INVESTMENTS — 2.1%
MONEY MARKET FUNDS
Fidelity Institutional Treasury Portfolio, 0.010%	28,000,000	28,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $28,000,000) — 2.1%		28,000,000

TOTAL INVESTMENTS
(Cost $1,243,111,585) — 99.9%		1,305,942,661

Other assets less liabilities — 0.1%		1,655,455

TOTAL NET ASSETS — 100.0%
(equivalent to $13.67 per share; unlimited shares of $1.00 par value capital shares authorized; 95,682,246 shares outstanding)		$1,307,598,116

   REIT — Real Estate Investment Trust

* Non-income producing security.

(a) Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

December 31, 2012	27

Small Cap Fund

Small Cap Fund

Objective & STRATEGY (Unaudited)

The Scout Small Cap Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States.

Market Review – Solid Post-Election Gains

During the six months ended December 31, 2012, U.S. stocks climbed the proverbial “wall of worry” not once, but twice, to end the period with a respectable gain.

Entering the period, market fundamentals were not particularly strong, with corporate earnings showing a tendency to remain flat or decline in the face of slowing global growth and entrenched debt problems in Greece, Spain and Italy. Investors looked past the fundamentals, however, when the European Central Bank (ECB) made an open-ended commitment to support the euro and bailout economically weak countries within the European Union (EU) by purchasing their sovereign debt. The pledge ignited hopes that Europe would not drag the global economy into another recession, setting off a rally in U.S. stocks in late July. In September the rally received an additional boost from the Federal Reserve (the Fed). The Fed announced that it will keep the federal funds rate low until 2015, to help stave off the possibility of another recession, and instituted its third round of quantitative easing (QE3). Promising to continue to support the U.S. housing market indefinitely, the Fed committed to purchase $40 billion of mortgage-backed securities monthly.

The rally lost steam in October as the closely contested U.S. presidential race shrouded the market in a pall of uncertainty about the future direction of U.S. monetary and fiscal policy. With the completion of the election and the continuance of the political status quo, investors regained an appetite for risk, kicking off a second rally that, if quite volatile, nonetheless lasted through the end of the period. Adding fuel to the rally were indications that the U.S. economy was making small but steady headway (i.e., lower unemployment figures, hiring gains and housing industry improvements), as well as the absence of worse news from Europe. The ECB’s firm commitment to preserve the euro, combined with the initiation of austerity programs in nations hardest hit by Europe’s sovereign debt crisis, gave investors some reassurance that the EU will muddle through. Yields on Spanish and Greek debt fell, relieving some of the fiscal and economic strains in the EU.

The rising tide for domestic stocks did not lift all boats equally. Investors showed a preference for stocks with low price-earnings ratios, suggesting that, while willing to re-enter risk assets, investors may have been reluctant to be too speculative. Against this backdrop, the Russell 2000 Index posted a six-month gain of 7.20%. Strength in the industrials, materials and consumer discretionary sectors outweighed weakness in traditional defensive sectors (e.g., health care and consumer staples).

Portfolio Review – Stock Selection Boosted Results

The portfolio outperformed the Index by a sizable margin during the period. We attribute the outperformance to strong stock selection in the information technology, health care and energy sectors. The gains from these positions handily offset the negative effect of overweighting the health care sector and weaker relative results for our individual selections in the materials and consumer discretionary sectors. Recovery in the levels of residential and non-residential construction resulted in significant gains for stock of home builders and building materials companies. The Fund was relatively under-invested in these areas and remains so. In our view, valuations for many of these companies have risen well above what their fundamentals would warrant.

To select securities for the portfolio, we seek to identify secular trends that can drive growth in a given sector over time. Then we select companies within the sector that we believe are well positioned to take advantage of the trend(s). For example, we favor energy companies that can leverage the recent rise in U.S. energy production. Domestic oil production grew more in 2012 than anytime in history, according to the American Petroleum Institute. The U.S. Energy Information Administration forecasts average daily production will increase further in 2013. Gulfport Energy Corp., the top contributor to Fund’s six-month performance, exemplifies this production trend. During the period, Gulfport released better-than-expected results from several recently drilled wells on acreage in the Utica shale located in the Ohio region. The initial results from one well were among the best ever reported from a domestic onshore energy resource. We will watch this company to see if it appreciates further as the company releases additional data on completed wells that increase its energy reserves.

Three companies became acquisition targets during the period and were also top contributors. Two were technology holdings: Cymer, Inc. and Stratasys Ltd. Cymer, a leader in light sources used in semiconductor manufacturing, has been a long-time enabler of Moore’s Law (i.e., the doubling of the number of transistors on an integrated circuit approximately every two years). Continuing this pace of transistor miniaturization depends on the move to shorter wavelengths of light used in the photolithography process. Cymer is being acquired by the Dutch company ASML. Another company that boosted performance during the period due to a merger was Stratasys. It makes 3D printers that benefit from a trend toward substituting capital for labor and from the shift from analog to digital technologies. The company will merge with privately held Objet, which we believe will strengthen considerably its position within the 3D printing market. Finally, Amerigroup Corp. was purchased by Wellpoint, Inc. Amerigroup is the largest insurer specializing in state-sponsored Medicaid plans. The outsourcing of Medicaid plans has been a steady trend over the past decade and should continue as the Affordable Care Act increases the number of Medicaid enrollees.

28	SCOUT FUNDS SEMI-ANNUAL REPORT

The largest individual detractors were Salix Pharmaceuticals Ltd., Tibco Software, Inc. and Titan Machinery, Inc. Tibco, whose software is used to generate real-time analysis of data, reported licensing revenues below its own projections. The market’s response, combined with an average portfolio weighting of 1.79%, turned this former contributor to a detractor. We maintained the position and are watching to see if the company can effect a turnaround in revenues. Salix develops medicines to treat gastroenterology problems. The FDA declined Salix’s request to broaden the indicated uses for one of its products, stating that additional testing was needed. While disappointing, the FDA’s decision is not a game-changer for Salix, which has numerous products and good sales. Once again, we held the position.

We sold the Fund’s investment in Titan Machinery, a distributor of farm equipment. The drought throughout most of 2012 caused farmers to delay equipment purchases, leading to higher inventories and lower-margin sales as Titan discounted equipment. While we maintain a positive outlook toward agriculture given rising demands for proteins in emerging economies, we are concerned about Titan Machinery’s elevated inventory levels and their ability to generate a respectable profit. In addition, the U.S. drought shows no signs of easing, which could slow farm equipment purchases in 2013.

Outlook – Prepared for More Volatility

We anticipate additional volatility in the small-cap market as the tug of war between positive and negative forces continues. In the market’s favor is the U.S. housing industry, which reached its best level in six years. Congress has maneuvered around the first half of the fiscal cliff, tax rates hikes, and investors appear to have received the changes without undue initial agitation. The Federal Reserve committed in December to maintaining accommodative monetary policy until unemployment recedes to 6.5%, provided inflation remains below 2.5%. Earnings for small-cap companies picked up as 2012 progressed. Many companies have attractive fundamentals and reasonable valuations. Balance sheets are solid, and companies may increase their capital deployment through dividends, share-buyback programs or acquisitions.

Arrayed against these positives for the market is the question of whether higher federal taxes will push the economy into recession. Slower domestic growth could weigh more heavily on small caps as compared to large caps, which derive a greater percentage of revenue from the global economy. Further, the negotiations on spending cuts and the U.S. federal debt ceiling continue to weigh on investor confidence and stock valuations. Fortunately, small-cap companies’ net profit margins appear to have more room to expand than their larger-cap counterparts. With large-cap companies are at all-time highs, which provides a greater opportunity to grow earnings in the face of any economic headwinds that form.

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Small Cap Fund, Russell 2000® Index and Lipper Small-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell 2000® Index is a subset of the Russell 3000® Index and measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index. The Lipper Small-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in small-cap growth companies.

Given the likelihood of fresh rounds of uncertainty, we will stay focused on reasonably priced stocks that benefit from long-term secular growth trends, a combination of potential risk and reward that we believe may fare well in an uncertain global economic environment.

Thomas W. Laming

Lead Portfolio Manager

James R. McBride, CFA

Co-Portfolio Manager

Jason J. Votruba, CFA

Co-Portfolio Manager

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Due to its limited focus, the Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

December 31, 2012	29

Small Cap Fund

COMPARATIVE RATES OF RETURN (Unaudited)
as of December 31, 2012

	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund	18.35%	11.14%	-0.14%	8.66%
Russell 2000® Index*	16.35%	12.25%	3.56%	9.72%
Lipper Small-Cap Growth Funds Index*	14.95%	11.87%	2.09%	8.56%

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. Different fee and expense structures were in effect prior to April 1, 2005. If the new fee and expense structure was in effect, performance for certain periods would have been lower. As of June 30, 2012, the gross/net expense ratio for the Fund was 1.12% (as disclosed in the most recent Prospectus) compared to the December 31, 2012 gross/net expense ratio of 1.14%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Characteristics (Unaudited)

	Scout
	Small Cap		Russell 2000®*
Number of Equity Holdings	80		1,978
Weighted Average Market Cap	$1,994	M	$1,318	M
Weighted Median Market Cap	$1,903	M	$1,196	M
Price/Earnings Ratio (12 Month Tr.)	21.5		14.1
Price/Book Ratio	2.6		2.2
EPS Growth (Hist. 5 Yr.)	17.5%		7.6%
Return on Equity	14.4%		5.6%
Standard Deviation†	20.64%		20.48%
Sharpe Ratio†	0.54		0.59
Beta†	0.98		1.00
Alpha†	-0.69%		—
R-squared†	0.95		1.00
Upside Capture†	94.3%		100%
Downside Capture†	98.3%		100%
Turnover Ratio (Trailing 1 Year)	27%		—
Total Net Assets (in Millions)	$213.7		—
Inception Date	12/18/86		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the Russell 2000® Index.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2012. Subject to change.

Top 10 equity holdings (Unaudited)

Percent
of Total
Gulfport Energy Corp.	3.4%
Cymer, Inc.	3.1%
Jack Henry & Associates, Inc.	2.6%
Cracker Barrel Old Country Store, Inc.	2.6%
Waddell & Reed Financial, Inc.	2.4%
Stratasys Ltd.	2.3%
Chico’s FAS, Inc.	2.1%
Covance, Inc.	2.1%
Portfolio Recovery Associates, Inc.	1.9%
Cohen & Steers, Inc.	1.9%
Top 10 Equity Holdings Total	24.4%

Based on total investments as of December 31, 2012. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/08	$10.55	$—	$—	$24.65
12/31/09	12.76	—	—	26.86
12/31/10	15.42	—	—	29.52
12/31/11	14.80	—	—	28.90
12/31/12	17.45	0.06	—	31.61

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

30	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

SMALL CAP FUND

	Shares	Value

COMMON STOCKS — 100.0%
CONSUMER DISCRETIONARY — 14.4%
bebe stores, Inc.	405,800	$1,619,142
Buckle, Inc.	90,025	4,018,716
Chico’s FAS, Inc.	245,600	4,533,776
Cracker Barrel Old Country Store, Inc.	85,100	5,468,526
Jos. A. Bank Clothiers, Inc.*	70,700	3,010,406
Monro Muffler Brake, Inc.	116,300	4,067,011
Rent-A-Center, Inc.	29,700	1,020,492
Ryland Group, Inc.	27,700	1,011,050
Sotheby’s	99,500	3,345,190
Steiner Leisure Ltd.*(a)	54,400	2,621,536
		30,715,845
CONSUMER STAPLES — 0.9%
Darling International, Inc.*	100,000	1,604,000
Natural Grocers by Vitamin Cottage, Inc.	19,200	366,528
		1,970,528
ENERGY — 6.9%
Delek U.S. Holdings, Inc.	107,500	2,721,900
Geospace Technologies Corp.*	29,560	2,626,997
Gulfport Energy Corp.*	191,800	7,330,596
Western Refining, Inc.	74,300	2,094,517
		14,774,010
FINANCIALS — 14.7%
Cohen & Steers, Inc.	134,590	4,100,957
Home Properties, Inc. REIT	32,500	1,992,575
Mid-America Apartment Communities, Inc. REIT	62,500	4,046,875
National Financial Partners Corp.*	152,060	2,606,309
National Health Investors, Inc. REIT	62,600	3,538,778
Portfolio Recovery Associates, Inc.*	39,070	4,175,020
Signature Bank*	44,800	3,196,032
Summit Hotel Properties, Inc. REIT	264,778	2,515,391
Waddell & Reed Financial, Inc. — Class A	147,600	5,139,432
		31,311,369
HEALTH CARE — 19.5%
Acorda Therapeutics, Inc.*	75,000	1,864,500
Akorn, Inc.*	253,400	3,385,424
Bruker Corp.*	265,400	4,052,658
Centene Corp.*	64,300	2,636,300
Computer Programs & Systems, Inc.	45,800	2,305,572
Covance, Inc.*	76,100	4,396,297
Genomic Health, Inc.*	62,300	1,698,298
Globus Medical, Inc. — Class A*	58,200	610,518
HMS Holdings Corp.*	96,500	2,501,280
ICU Medical, Inc.*	63,545	3,871,797
Merit Medical Systems, Inc.*	220,963	3,071,386
Salix Pharmaceuticals Ltd.*	99,600	4,031,808
Sirona Dental Systems, Inc.*	42,800	2,758,888
Team Health Holdings, Inc.*	139,300	4,007,661
U.S. Physical Therapy, Inc.	19,400	534,276
		41,726,663
INDUSTRIALS — 13.3%
Aegion Corp.*	139,800	3,102,162
Alaska Air Group, Inc.*	56,200	2,421,658
Beacon Roofing Supply, Inc.*	12,400	412,672
Celadon Group, Inc.	141,600	2,558,712
Chart Industries, Inc.*	34,000	2,266,780
Erickson Air-Crane, Inc.	164,100	1,383,363
Genesee & Wyoming, Inc. — Class A*	29,300	2,229,144
II-VI, Inc.*	139,500	2,548,665
Kirby Corp.*	27,000	1,671,030
Teledyne Technologies, Inc.*	41,500	2,700,405
Triumph Group, Inc.	45,500	2,971,150
United Rentals, Inc.*	90,000	4,096,800
		28,362,541
INFORMATION TECHNOLOGY — 25.2%
ADTRAN, Inc.	80,700	1,576,878
Cree, Inc.*	30,700	1,043,186
Cymer, Inc.*	73,585	6,654,292
Daktronics, Inc.	109,600	1,213,272
Finisar Corp.*	188,600	3,074,180
Fusion-io, Inc.*	25,100	575,543
Hittite Microwave Corp.*	30,400	1,887,840
j2 Global, Inc.	101,400	3,100,812
Jack Henry & Associates, Inc.	139,400	5,472,844
LSI Corp.*	172,300	1,219,884
Netgear, Inc.*	90,800	3,579,336
Plantronics, Inc.	45,900	1,692,333
SciQuest, Inc.*	67,249	1,066,569
Semtech Corp.*	137,900	3,992,205
Skyworks Solutions, Inc.*	114,900	2,332,470
SPS Commerce, Inc.*	48,450	1,805,731
Stratasys Ltd.	60,645	4,860,697
TIBCO Software, Inc.*	154,300	3,396,143
ValueClick, Inc.*	125,200	2,430,132
Veeco Instruments, Inc.*	82,000	2,420,640
Zynga, Inc. — Class A*	217,400	515,238
		53,910,225
MATERIALS — 5.1%
Balchem Corp.	53,000	1,929,200
Carpenter Technology Corp.	32,500	1,677,975
Coeur d’Alene Mines Corp.*	42,300	1,040,580
GSE Holding, Inc.*	148,000	917,600
Kraton Performance Polymers, Inc.*	71,100	1,708,533
LSB Industries, Inc.*	27,200	963,424
U.S. Silica Holdings, Inc.	156,200	2,613,226
		10,850,538
TOTAL COMMON STOCKS
(Cost $166,055,232) — 100.0%		213,621,719

TOTAL INVESTMENTS
(Cost $166,055,232) — 100.0%		213,621,719

Other assets less liabilities — 0.0%		80,879

TOTAL NET ASSETS — 100.0%
(equivalent to $17.45 per share;
unlimited shares of $1.00 par value
capital shares authorized;
12,245,038 shares outstanding)		$213,702,598

REIT — Real Estate Investment Trust

* Non-income producing security.

(a) Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

December 31, 2012	31

Low Duration Bond Fund

Objective & STRATEGY (Unaudited)

The Scout Low Duration Bond Fund seeks a high level of total return consistent with the preservation of capital by investing at least 80% of its assets in fixed income instruments.

Market Review – Other Sectors Outperformed Treasuries

During the six months ended December 31, 2012, many fixed income assets were richly valued, domestic and global economic growth was anemic, central banks were very active, and U.S. Treasuries underperformed most market sectors.

Early in the period, investors worried about a seemingly intractable European debt crisis and early warning signs of a slowdown in global economic growth. Capital markets and the European situation were unstable and remained so until the central banks stepped up to take action. The European Central Bank (ECB) committed in July to do “whatever it takes” to preserve the euro and, by extension, the European Union (EU). The ECB followed up with a ground-breaking program to purchase short-term bonds directly from EU-member governments. It continued to aim its initiatives at easing the ongoing debt crisis, particularly where Greece, Italy and Spain were concerned.

To boost economic growth, the People’s bank of China (PBC) and the ECB dropped key interest rates, and the Bank of England and Federal Reserve (the Fed) increased their quantitative easing (QE) programs. The Fed committed to keeping the federal funds rate near zero until 2015 and topped this with an open-ended program to purchase $40 billion in mortgage-backed securities each month. Later, the Fed indicated that it will maintain its zero interest rate policy until U.S. unemployment is below 6.5%, as long as projected inflation does not exceed 2.5%.

Risk assets rallied in the wake of each of these initiatives, even though stronger economic growth remained elusive. One area of strength in the otherwise lackluster economic recovery was housing. Mortgage rates remained at historically low levels. This likely contributed to strong housing starts and number of permits.

It is also likely that politics contributed to the mediocre economic picture. Businesses were concerned about the outcomes of the U.S. elections in November and how they might affect the “fiscal cliff” of tax rate hikes and mandatory cuts in government spending. When the status quo prevailed, party politics delayed action on the fiscal cliff until the last hours of 2012. Even then Washington delivered only a partial resolution, passing a new law on tax rates while leaving the questions of spending cuts and the federal debt ceiling hanging over businesses and the markets. Because of this uncertainty, businesses limited hiring and capital expenditures.

During the six months ended Dec. 31, 2012, most domestic fixed income sectors had outperformed Treasuries. The yield curve steepened as six-month Treasury yields declined while 2- to 30-year Treasury yields rose. The Barclays 1-3 Year U.S. Government/Credit Index gained 0.33%.

Portfolio Review – A Defensive Posture in a Pricey Market

The Scout Low Duration Fund outperformed the Barclays Index during the last four months primarily due to security selection and, secondarily, sector weightings. Macro factors such as duration (i.e., sensitivity to interest rates) and yield-curve positioning had a minimal effect on relative performance.

Throughout the period, we overweighted the corporate sector, both investment grade, and, to a lesser extent, high yield, as spreads (i.e., the difference in yield versus comparable maturity Treasuries) in these sectors remained relatively attractive. Our positions were focused in short- to intermediate-maturity issues from banks, insurance companies and other financial services companies. In total, our investment grade corporate weightings were the strongest contributor to the Fund’s total return, while high yield exposure also provide a positive contribution, during the six-month period ended Dec. 31, 2012.

We underweighted the Treasury and government-related sectors to accommodate larger investments in other sectors. Neither weightings nor security selection in the government-related sector had a significant impact on results.

In total, the Fund’s asset-backed securities (ABS) holdings added very modestly to performance and mortgage-backed securities (MBS) holdings modestly detracted. Where mortgage securities were concerned, we focused on multi-family agency securities and commercial mortgage-backed securities (CMBS). In our view, these types of securities provided better risk-reward profiles than traditional residential pass-throughs. Our ABS selections comprised primarily short-term, high-quality issues that provided additional yield over Treasuries with only modest additional risk.

32	SCOUT FUNDS SEMI-ANNUAL REPORT

Market Outlook – Global Concerns Remain

It is clear to us that the Fed is engaged in a balancing act, attempting to prime the economic pump with unconventional monetary tools to generate job growth while keeping inflation within defined bounds. If this balancing act fails, the likely result will be stagflation (the most dreaded outcome for capital markets) or runaway inflation (if the Fed fails to act quickly enough to remove the stimulus). Either way, should the market lose faith in the Fed’s ability to juggle these twin goals, rates could move sharply higher. For real rates to be positive when inflation is even modestly elevated, nominal rates would have to move significantly higher than their current levels.

The U.S. economy faces several hurdles during the remainder of the year, the largest of which is resolving issues related to the federal debt. It remains to be seen whether either side of the political divide will show interest in modifying its position in the interest of achieving a solid long-term solution. Any decision will be highly scrutinized for how far it kicks our fiscal problems down the road and what impact it will have on the country’s ability to grow the economy.

Questions regarding the European continent’s debt crisis and the state of the Chinese economy are additional concerns for investors in 2013. Despite what we view as a highly uncertain situation, risk assets remain richly valued with both investment grade and high yield bonds near their tightest spread levels in 2012. Valuations on risk assets appear to be pricing in a future in which most of these concerns are resolved in a positive fashion. If actual solutions continue to be elusive or if volatility increases, we are prepared to respond to opportunities.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Low Duration Bond Fund, Barclays 1-3 Year U.S. Government/Credit Index and Lipper Short Investment-Grade Debt Funds Index assume dividends were reinvested for the entire period.

For Illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays 1-3 Year U.S. Government/Credit Index measures the performance of Treasuries, government-related issues and corporate bonds with maturities from one to three years. The Lipper Short Investment-Grade Debt Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest primarily in investment-grade debt issues with dollar-weighted average maturities of less than three years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income securities owned by the Fund. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy.

December 31, 2012	33

Low Duration Bond Fund

COMPARATIVE RATES OF RETURN (Unaudited)
as of December 31, 2012

Since
Inception‡
Scout Low Duration Bond Fund	1.66%
Barclays 1-3 Year U.S. Government/Credit Index*	0.33%
Lipper Short Investment-Grade Debt Funds Index*	1.00%

‡	Inception – August 29, 2012.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of aninvestment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The gross expense ratio for the Fund was 1.30% (as disclosed in the most recent Prospectus) comparedto the December 31, 2012 gross expense ratio of 2.23%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through October 31, 2013 and may recoup previously waived expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2012. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
8/29/12	$10.00	$—	$—	$10.00
12/31/12	10.10	0.07	—	10.17

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio Characteristics (Unaudited)

	Scout	Barclays 1-3 Year
	Low Duration	U.S. Govt./
	Bond	Credit Index*
Average Maturity	2.8 years	2.0 years
Average Duration	2.2 years	1.9 years
Yield to Maturity/Call	1.7%	0.4%
30-Day SEC Yield	1.7%	—
Number of Holdings	63	1,404
Total Net Assets (in millions)	$11.4	—
Inception Date	8/29/12	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

34	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Low duration bond fund

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 7.1%
Conseco Financial Corp.
Series 1996-8, Class A6,
7.600%, 11/15/26(a)(b)	$74,503	$75,636
GSAA Trust
Series 2006-S1, Class 1A1,
0.370%, 1/25/37(a)(b)	171,963	47,736
Nomura Asset Acceptance Corp.
Series 2006-S1, Class A2,
0.830%, 1/25/36(a)(b)(c)	77,889	46,929
Residential Funding Mortgage Securities II Home Loan Trust
Series 2002-HS3, Class 1A6,
4.480%, 8/25/17(a)(b)	168,050	167,239
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(b)	33,568	33,469
Series 2006-HI2, Class A3,
5.790%, 2/25/36(a)	181,238	186,719
Series 2006-HI3, Class A3,
5.960%, 2/25/36(a)	91,834	94,735
Structured Asset Securities Corp.
Series 2005-S6, Class A2,
0.790%, 11/25/35(a)(b)	64,765	62,744
Series 2005-S7, Class A2,
0.510%, 12/25/35(a)(b)(c)	102,938	96,641

TOTAL ASSET-BACKED SECURITIES
(Cost $815,270) — 7.1%		811,848

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.4%
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4,
5.360%, 4/15/40(a)(b)	180,000	189,115
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(c)	148,711	149,083
GE Capital Commercial Mortgage Corp.
Series 2004-C3, Class A4,
5.189%, 7/10/39(a)(b)	222,891	235,411
Series 2004-C2, Class A4,
4.893%, 3/10/40(a)	290,000	302,143
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-CBX, Class A1,
0.958%, 6/15/45(a)	275,830	277,227
LB-UBS Commercial Mortgage Trust
Series 2003-C8, Class A3,
4.830%, 11/15/27(a)	95,321	96,220
Series 2003-C8, Class A4,
5.124%, 11/15/32(a)(b)	100,000	102,262
Merrill Lynch Mortgage Trust
Series 2004-MKB1, Class A4,
5.176%, 2/12/42(a)(b)	35,000	36,511
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class A1,
0.673%, 11/15/45(a)	87,686	87,685
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	170,000	170,141

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $1,654,075) — 14.4%		1,645,798

CORPORATE BONDS — 60.2%
Ally Financial, Inc.
4.625%, 6/26/15	475,000	495,176
American International Group, Inc.
5.050%, 10/1/15(a)	225,000	248,258
3.800%, 3/22/17(a)	45,000	48,705
Anadarko Petroleum Corp.
5.950%, 9/15/16(a)	75,000	86,335
ArcelorMittal
9.500%, 2/15/15(a)	125,000	139,104
AT&T, Inc.
0.800%, 12/1/15(a)	85,000	84,998
Bank of America Corp.
3.750%, 7/12/16	400,000	427,571
Barclays Bank PLC
5.200%, 7/10/14	300,000	319,205
BNP Paribas S.A.
2.375%, 9/14/17	105,000	106,507
Boston Scientific Corp.
4.500%, 1/15/15(a)	100,000	106,294
BP Capital Markets PLC
1.375%, 11/6/17(a)	55,000	55,049
Chevron Corp.
1.104%, 12/5/17(a)	90,000	90,628
Citigroup, Inc.
4.450%, 1/10/17	400,000	443,120
DISH DBS Corp.
7.750%, 5/31/15(a)	85,000	95,094
ERAC USA Finance, LLC
2.250%, 1/10/14(a)(c)	100,000	101,019
Ford Motor Credit Co., LLC
2.500%, 1/15/16	475,000	480,853
General Electric Capital Corp.
2.300%, 4/27/17	200,000	207,376
Goldman Sachs Group, Inc.
3.625%, 2/7/16	400,000	423,409
Hartford Financial Services Group, Inc.
7.300%, 11/1/15(a)	200,000	227,624
ING Bank N.V.
2.000%, 9/25/15(c)	100,000	100,740
JPMorgan Chase & Co.
3.150%, 7/5/16	400,000	423,780
Liberty Property LP
5.500%, 12/15/16(a)	75,000	85,178
Lloyds TSB Bank PLC
4.375%, 1/12/15(c)	300,000	317,994
MetLife, Inc.
1.756%, 12/15/17	100,000	101,574
Metropolitan Life Global Funding I
1.700%, 6/29/15(c)	50,000	51,039
Morgan Stanley
3.800%, 4/29/16	400,000	419,914
New York Life Global Funding
1.300%, 10/30/17(c)	110,000	110,431
News America, Inc.
8.000%, 10/17/16	75,000	92,401
PSEG Power, LLC
5.320%, 9/15/16(a)	50,000	56,528

(Continued on next page)

December 31, 2012	35

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Low duration bond fund (Continued)

	Principal
	Amount	Value

Corporate Bonds (Continued)
Qwest Corp.
7.500%, 10/1/14(a)	$100,000	$109,449
Royal Bank of Scotland PLC
3.950%, 9/21/15	300,000	318,552
Telecom Italia Capital S.A.
5.250%, 11/15/13(a)	135,000	138,713
Transocean, Inc.
5.050%, 12/15/16(a)	195,000	217,117
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	133,631	145,031

TOTAL CORPORATE BONDS
(Cost $6,765,875) — 60.2%		6,874,766

MORTGAGE-BACKED SECURITIES — 14.7%
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-10, Class 7A1,
5.000%, 9/25/15(a)	28,018	28,170
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 3/27/37(a)(b)(c)	74,097	76,204
Fannie Mae Pool
0.632%, 6/1/18(b)	620,000	621,591
0.602%, 7/1/18(b)	265,000	265,247
0.612%, 8/1/18(b)	293,041	299,199
Fannie Mae-Aces
Series 2012-M14, Class ASQ1,
0.538%, 2/25/17	173,421	173,462
Series 2012-M9, Class ASQ1,
0.978%, 12/25/17	200,477	201,898
MASTR Asset Securitization Trust
Series 2004-3, Class 2A1,
4.750%, 1/25/14(a)	16,133	16,234

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $1,674,768) — 14.7%		1,682,005

U.S. GOVERNMENT AND AGENCIES — 1.8%
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 2A, 1.840%, 10/7/20(a)	207,356	210,758

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $210,289) — 1.8%		210,758

SHORT-TERM INVESTMENTS — 1.0%
UMB Money Market Fiduciary, 0.010%	110,359	110,359

TOTAL SHORT-TERM INVESTMENTS
(Cost $110,359) — 1.0%		110,359

TOTAL INVESTMENTS
(Cost $11,230,636) — 99.2%		11,335,534

Other assets less liabilities — 0.8%		87,280

TOTAL NET ASSETS — 100.0%
(equivalent to $10.10 per share; unlimited shares of $1.00 par value capital shares authorized; 1,131,196 shares outstanding		$11,422,814

LLC — Limited Liability Company

LP — Limited Partnership

MASTR — Mortgage Asset Securitization Transactions, Inc.

PLC — Public Limited Company

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	144A restricted security.

See accompanying Notes to Financial Statements.

36	SCOUT FUNDS SEMI-ANNUAL REPORT

Unconstrained Bond Fund

Objective & STRATEGY (Unaudited)

The Scout Unconstrained Bond Fund seeks to maximize total return consistent with the preservation of capital by investing at least 80% of its assets in fixed income instruments.

Market Review – Other Sectors Outperformed Treasuries

During the six months ended December 31, 2012, many fixed income assets were richly valued, domestic and global economic growth was anemic, central banks were very active, and U.S. Treasuries underperformed most market sectors.

Early in the period, investors worried about a seemingly intractable European debt crisis and early warning signs of a slowdown in global economic growth. Capital markets and the European situation were unstable and remained so until the central banks stepped up to take action. The European Central Bank (ECB) committed in July to do “whatever it takes” to preserve the euro and, by extension, the European Union (EU). The ECB followed up with a ground-breaking program to purchase short-term bonds directly from EU-member governments. It continued to aim its initiatives at easing the ongoing debt crisis, particularly where Greece, Italy and Spain were concerned.

To boost economic growth, the People’s bank of China (PBC) and the ECB dropped key interest rates, and the Bank of England and the Federal Reserve (the Fed) increased their quantitative easing (QE) programs. The Fed committed to keeping the federal funds rate near zero until 2015 and topped this with an open-ended program to purchase $40 billion in mortgage-backed securities each month. Later, the Fed indicated that it will maintain its zero interest rate policy until U.S. unemployment is below 6.5%, as long as projected inflation does not exceed 2.5%.

Risk assets rallied in the wake of each of these initiatives, even though stronger economic growth remained elusive. One area of strength in the otherwise lackluster economic recovery was housing. Mortgage rates remained at historically low levels. This likely contributed to strong housing starts and number of permits.

It is also likely that politics contributed to the mediocre economic picture. Businesses were concerned about the outcomes of the U.S. elections in November and how they might affect the “fiscal cliff” of tax rate hikes and mandatory cuts in government spending. When the status quo prevailed, party politics delayed action on the fiscal cliff until the last hours of 2012. Even then Washington delivered only a partial resolution, passing a new law on tax rates while leaving the questions of spending cuts and the federal debt ceiling hanging over businesses and the markets. Because of this uncertainty, businesses limited hiring and capital expenditures.

During the six months ended Dec. 31, 2012, most domestic fixed income sectors outperformed Treasuries. The yield curve steepened as 2- and 3- year Treasury yields declined while yields for 5-, 10- and 30-year Treasuries rose. Barclays reported yields for investment grade and high yield corporate bonds versus comparable-maturity Treasuries (i.e. yield spreads) narrowed by 58 and 104 basis points*, respectively. In addition, mortgage-backed securities (MBS) spreads narrowed by 26 basis points, and commercial mortgage-backed securities (CMBS) spreads narrowed by 110 basis points.

Portfolio Review – A Defensive Posture in a Pricey Market

The Scout Unconstrained Bond Fund’s positions in the corporate and ABS sectors and duration management were major contributors to the favorable absolute and relative returns.

Throughout the period, we were biased to a shorter duration (i.e., less sensitivity to interest rate movements). The very low level of interest rates suggested that a future rise in interest rates is much more likely than a decline. We also considered the Fed’s ongoing QE programs and its indications of a higher tolerance for inflation (at least until unemployment declines to 6.5%) to be a good argument for keeping duration shorter. By fall, we had moved from a “short” duration to a “negative” one. Interest rates rose (and prices fell) later in the period, in anticipation of higher inflation. However, because of the negative duration, the declining bond prices added to results.

Our asset-backed securities (ABS) holdings made the largest contributions to performance. We purchased second-lien and home-equity ABS at discounts. The prices of these securities have since risen as default rates have fallen.

The Fund’s high yield and investment grade exposures were the second and third largest contributors, respectively. Despite significant spread tightening during the reporting period, we viewed corporate bonds as attractive. On the investment grade side, we focused on short- to intermediate-maturity financial issuers, an area of the market that performed well after the ECB and the Fed took action to address the EU debt crisis and lackluster economic growth. The strong showing in the high yield sector can be traced to our use of high yield index swaps (HY CDX), which are “baskets” of credit default swaps on individual high yield securities. Early in the six-month period, we had a large allocation to CDX, which appreciated as spreads narrowed. Later, we grew concerned that the high yield sector was becoming richly valued. We reduced the high yield exposure in favor of cash investments while continuing to look for short-term opportunities in high yield. For example, when concerns about the U.S. fiscal cliff drove down prices of HY CDX in mid-November, we purchased at attractive prices. We sold at a gain a few weeks later.

The Fund held no mortgage-backed or government-related securities during the period and had only a small allocation to CMBS. In our view, better relative values could be found among corporate and ABS. However, these sectors outperformed cash investments, and the Fund’s total return might have been stronger had the weightings in these sectors been larger. Likewise, deploying more cash in areas that that worked well — high yield, ABS and investment-grade financials — might have been additive.

*A basis point equals 1/100 of a percent.

December 31, 2012	37

Unconstrained Bond Fund

Market Outlook – Global Concerns Remain

It is clear to us that the Fed is engaged in a balancing act, attempting to prime the economic pump with unconventional monetary tools to generate job growth while keeping inflation within defined bounds. If this balancing act fails, the likely result will be stagflation (the most dreaded outcome for capital markets) or runaway inflation (if the Fed fails to act quickly enough to remove the stimulus). Either way, should the market lose faith in the Fed’s ability to juggle these twin goals, rates could move sharply higher. For real rates to be positive when inflation is even modestly elevated, nominal rates would have to move significantly higher than their current levels.

The U.S. economy faces several hurdles during the remainder of 2013, the largest of which is resolving issues related to the federal debt. It remains to be seen whether either side of the political divide will show interest in modifying its position in the interest of achieving a solid long-term solution. Any decision will be highly scrutinized for how far it kicks our fiscal problems down the road and what impact it will have on the country’s ability to grow the economy.

Questions regarding the European continent’s debt crisis and the state of the Chinese economy are additional concerns for investors in 2013. Despite what we view as a highly uncertain situation, risk assets remain richly valued with both investment grade and high yield bonds near their tightest spread levels in 2012. Valuations on risk assets appear to be pricing in a future in which most of these concerns are resolved in a positive fashion. If actual solutions continue to be elusive or if volatility increases, we are prepared to respond to opportunities.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Unconstrained Bond Fund – Institutional Class, BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index and Lipper Multi-Sector Income Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. Published by the British Bankers’ Association, LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market. The Lipper Multi-Sector Income Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, seek current income by allocating assets among several different fixed income securities sectors limiting no more than 65% to any one sector and with a significant portion of assets in securities rated below investment-grade.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The Fund employs an unconstrained investment approach which creates considerable exposure to certain types of securities that present significant volatility in the Fund’s performance, particularly over short periods of time. The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income securities owned by the Fund. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy.

38	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of December 31, 2012

	1 Year	Since Inception‡
Scout Unconstrained Bond Fund – Institutional Class	23.07%	22.36%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index*	0.51%	0.46%
Lipper Multi-Sector Income Funds Index*	11.82%	11.45%

‡	Inception – September 29, 2011.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2012, the gross expense ratios for the Institutional Class and Class Y were 1.62% and 1.92%, respectively (as disclosed in the most recent Prospectus), compared to the December 31, 2012 gross expense ratios of 1.19% and 1.92%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through December 31, 2013 and may recoup peviously waived expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Effective December 31, 2012, all existing and outstanding shares of the Unconstrained Bond Fund were designated as “Institutional Class” shares and a new class of shares of the Fund (“Class Y” shares) were offered to investors. The Unconstrained Bond Fund – Class Y commenced operations with its initial NAV on December 31, 2012. The only operational activity was the seed money of $1,000, therefore no performance is being included within this Report for that Class.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2012. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Institutional Class

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
9/29/11	$10.00	$—	$—	$10.00
12/31/11	10.05	0.23	0.18	10.46
12/31/12	11.62	0.69	0.03	12.75

Class Y

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$11.62	$—	$—	$11.62

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

PORTFOLIO CHARACTERISTICS (Unaudited)

Scout
Unconstrained
Bond
Average Maturity	1.8 years
Average Duration	-1.9 years
Yield to Maturity/Call	2.1%
30-Day SEC Yield – Institutional Class	0.9%
30-Day SEC Yield – Class Y	0.7%
Number of Holdings	48
Total Net Assets (in millions, all share classes)	$99.8
Institutional Class Inception Date	9/29/11
Class Y Inception Date	12/31/12

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

December 31, 2012	39

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

UNCONSTRAINED BOND FUND

	Principal
	Amount	Value
ASSET-BACKED SECURITIES — 10.3%
Conseco Financial Corp.
Series 1996-2, Class M1,
7.600%, 4/15/26(a)(b)	$687,180	$653,664
GMAC Mortgage Corp. Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(b)	55,541	49,311
GSAA Trust
Series 2006-S1, Class 1A1,
0.370%, 1/25/37(a)(b)	1,685,822	467,981
Home Equity Mortgage Trust
Series 2006-1, Class A1B,
0.340%, 5/25/36(a)(b)	27,133	27,108
Series 2006-1, Class A2,
5.300%, 5/25/36(a)	2,475,000	1,829,436
Nomura Asset Acceptance Corp.
Series 2006-S1, Class A3,
0.650%, 1/25/36(a)(b)(c)	278,181	167,617
Series 2006-S1, Class A2,
0.830%, 1/25/36(a)(b)(c)	1,169,681	704,744
Residential Funding Mortgage Securities II Home Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(b)	295,275	294,403
Series 2003-HS3, Class A2A,
0.490%, 8/25/33(a)(b)	16,366	13,936
Series 2006-HSA1, Class A3,
5.230%, 2/25/36(a)(b)	913,030	828,854
Series 2006-HI3, Class A3,
5.960%, 2/25/36(a)	1,469,342	1,515,757
Series 2006-HSA2, Class AI3,
5.550%, 3/25/36(a)(b)	1,323,216	653,708
Structured Asset Securities Corp.
Series 2005-S6, Class A2,
0.790%, 11/25/35(a)(b)	10,030	9,717
Series 2005-S7, Class A2,
0.510%, 12/25/35(a)(b)(c)	1,741,129	1,634,615
Series 2006-S2, Class A2,
5.500%, 6/25/36(a)	2,624,793	1,439,799
TOTAL ASSET-BACKED SECURITIES
(Cost $9,457,949) — 10.3%		10,290,650

CORPORATE BONDS — 35.7%
Ally Financial, Inc.
4.625%, 6/26/15	1,000,000	1,042,476
3.125%, 1/15/16	1,300,000	1,301,400
5.500%, 2/15/17	680,000	727,439
6.250%, 12/1/17	520,000	575,753
7.500%, 9/15/20	1,400,000	1,690,500
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22(a)	1,278,821	1,344,361
American International Group, Inc.
5.050%, 10/1/15(a)	250,000	275,843
6.400%, 12/15/20(a)	1,800,000	2,233,436
Bank of America Corp.
4.500%, 4/1/15	2,575,000	2,744,759
Citigroup, Inc.
5.500%, 10/15/14	2,300,000	2,467,534
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24(a)	855,182	954,555
Ford Motor Credit Co., LLC
2.500%, 1/15/16	2,715,000	2,748,457
4.250%, 9/20/22	875,000	925,212
General Electric Capital Corp.
1.000%, 12/11/15(a)	1,395,000	1,400,613
Ipalco Enterprises, Inc.
5.000%, 5/1/18(a)	841,000	880,947
JPMorgan Chase & Co.
1.875%, 3/20/15	2,200,000	2,239,554
Liberty Mutual Group, Inc.
5.000%, 6/1/21(a)(c)	235,000	252,575
Lloyds TSB Bank PLC
6.500%, 9/14/20(c)(d)	550,000	607,734
Metropolitan Life Global Funding I
2.500%, 9/29/15(c)	1,500,000	1,564,734
Morgan Stanley
3.450%, 11/2/15	1,325,000	1,380,529
Nationwide Financial Services, Inc
5.375%, 3/25/21(a)(c)	300,000	320,073
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21(a)	1,188,371	1,320,518
Prudential Financial, Inc.
4.750%, 9/17/15	1,754,000	1,922,642
Royal Bank of Scotland PLC
3.950%, 9/21/15(d)	745,000	791,071
U.S. Airways 2010-1 Class A Pass-Through Trust
6.250%, 10/22/24(a)	1,268,944	1,373,632
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26(a)	700,000	763,000
UAL 2007-1 Pass-Through Trust
6.636%, 1/2/24(a)	1,610,931	1,731,751
TOTAL CORPORATE BONDS
(Cost $34,749,784) — 35.7%		35,581,098

SHORT-TERM INVESTMENTS — 60.0%
UMB Money Market Fiduciary, 0.010%	59,928,754	59,928,754

TOTAL SHORT-TERM INVESTMENTS
(Cost $59,928,754) — 60.0%		59,928,754

TOTAL INVESTMENTS
(Cost $104,136,487) — 106.0%		105,800,502

Liabilities less other assets — (6.0)%		(5,964,237)

TOTAL NET ASSETS — 100.0%
(equivalent to $11.62 per share; unlimited shares of $1.00 par value capital shares authorized; 8,589,621 shares outstanding for Institutional Class; equivalent to $11.62 per share; unlimited shares of $1.00 par value capital shares authorized; 86 shares outstanding for Class Y)		$99,836,265

LLC — Limited Liability Company

PLC — Public Limited Company

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	144A restricted security.

(d)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

40	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

UNCONSTRAINED BOND FUND (Continued)

FORWARD CONTRACTS

				Unrealized
	Currency Amount	Value at	Value at	Appreciation
Description	Purchased (Sold)	Settlement Date	December 31, 2012	(Depreciation)
Japanese Yen	(395,000,000)	$(4,712,113)	$(4,565,875)	$146,238
TOTAL FORWARD CONTRACTS		$(4,712,113)	$(4,565,875)	$146,238

FUTURES CONTRACTS

		Number of			Unrealized
	Expiration	Contracts	Value at	Value at	Appreciation
Description	Date	Long (Short)	Trade Date	December 31, 2012	(Depreciation)
U.S. 30 Year Treasury Bond	March 2013	(210)	$(31,131,140)	$(30,975,000)	$156,140
TOTAL FUTURES CONTRACTS			$(31,131,140)	$(30,975,000)	$156,140

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of					Unrealized
		Buy/Sell(e)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(f)	(Depreciation)
Goldman Sachs	CDX North America High Yield Index Series 19	Sell	B2/B	Receive	5.00%	12/20/17	$1,800,000	$53,497
JP Morgan	CDX North America High Yield Index Series 19	Sell	B2/B	Receive	5.00%	12/20/17	8,400,000	32,330

TOTAL SWAP CONTRACTS							$10,200,000	$85,827

(e)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(f)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying Notes to Financial Statements.

December 31, 2012	41

Core Bond Fund

Objective & STRATEGY (Unaudited)

The Scout Core Bond Fund seeks a high level of total return consistent with the preservation of capital by investing at least 80% of its assets in bonds of varying maturities, including mortage- and asset-backed securities.

Market Review – Other Sectors Outperformed Treasuries

During the six months ended December 31, 2012, many fixed income assets were richly valued, domestic and global economic growth was anemic, central banks were very active, and U.S. Treasuries underperformed most market sectors.

Early in the period, investors worried about a seemingly intractable European debt crisis and early warning signs of a slowdown in global economic growth. Capital markets and the European situation were unstable and remained so until the central banks stepped up to take action. The European Central Bank (ECB) committed in July to do “whatever it takes” to preserve the euro and, by extension, the European Union (EU). The ECB followed up with a ground-breaking program to purchase short-term bonds directly from EU-member governments. It continued to aim its initiatives at easing the ongoing debt crisis, particularly where Greece, Italy and Spain were concerned.

To boost economic growth, the People’s bank of China (PBC) and the ECB dropped key interest rates, and the Bank of England and the Federal Reserve (the Fed) increased their quantitative easing (QE) programs. The Fed committed to keeping the federal funds rate near zero until 2015 and topped this with an open-ended program to purchase $40 billion in mortgage-backed securities each month. Later, the Fed indicated that it will maintain its zero interest rate policy until U.S. unemployment is below 6.5%, as long as projected inflation does not exceed 2.5%.

Risk assets rallied in the wake of each of these initiatives, even though stronger economic growth remained elusive. One area of strength in the otherwise lackluster economic recovery was housing. Mortgage rates remained at historically low levels. This likely contributed to strong housing starts and number of permits.

It is also likely that politics contributed to the mediocre economic picture. Businesses were concerned about the outcomes of the U.S. elections in November and how they might affect the “fiscal cliff” of tax rate hikes and mandatory cuts in government spending. When the status quo prevailed, party politics delayed action on the “fiscal cliff” until the last hours of 2012. Even then Washington delivered only a partial resolution, passing a new law on tax rates while leaving the questions of spending cuts and the federal debt ceiling hanging over businesses and the markets. Because of this uncertainty, businesses limited hiring and capital expenditures.

During the six months ended Dec. 31, 2012, most domestic fixed income sectors outperformed Treasuries. The yield curve steepened as 2- and 3-year Treasury yields declined while yields for 5-, 10- and 30-year Treasuries rose. Barclays reported yields for investment grade and high yield corporate bonds versus comparable-maturity Treasuries (i.e. yield spreads) narrowed by 58 and 104 basis points*, respectively. In addition, mortgage-backed securities (MBS) spreads narrowed by 26 basis points, and commercial mortgage-backed securities (CMBS) spreads narrowed by 110 basis points.

Portfolio Review – A Defensive Posture in a Pricey Market

Scout Core Bond Fund outperformed the Barclays U.S. Aggregate Index primarily due to sector weightings, dynamic duration positioning and avoiding the long end of the yield curve.

As the six-month period progressed, we were increasingly concerned that risk assets were richly valued and did not appropriately price in the risks on the investment landscape. In keeping with this view, we migrated the portfolio to a more defensive position during the summer and maintained this stance thereafter.

For example, we were biased toward a shorter duration (i.e., less sensitivity to interest rate movements). We considered the Fed’s ongoing QE programs and its indications of a higher tolerance for inflation (at least until unemployment declines to 6.5%) to be a good argument for keeping duration shorter. In addition, the very low level of interest rates suggested that a future rise in interest rates is much more likely than a decline. Maintaining a “short” or “neutral” duration as compared to the Index and limiting exposure to long-term bonds (i.e., yield curve positioning) added to performance, particularly during periods when yields for long-maturity securities rose (and prices fell) in anticipation of higher inflation.

The Fund was overweighted in investment grade corporate bonds, asset-backed securities (ABS) and CMBS sectors and underweighted in MBS. Measured by total effect (i.e., sector over- or under-weighting and performance of individual securities in the sector), each of these exposures, particularly in the corporate sector, added to performance.

Despite significant spread tightening during the reporting period, we viewed investment grade corporate bonds as attractive. Our positions were focused in short- to intermediate-maturity financial issuers, an area of the market that performed well after the ECB and the Fed took action to address the EU debt crisis and lackluster economic growth.

The ABS investment comprised primarily short-term, high-quality issues that provided additional yield over Treasuries with modest additional risk. When it came to MBS, we took a cautious approach. In our view, spreads on traditional residential pass-throughs, which dominate the mortgage sector of the Aggregate Index, did not appropriately compensate investors for the uncertain timing of cash flows. Our holdings were focused on multi-family agency securities and CMBS.

Securities selection in ABS and CMBS holdings detracted slightly from results, but the effect was more than offset by overweighting these strong-performing sectors. Finally, results would have been stronger had we had a higher weighting in the government-related sector, which also outperformed Treasuries.

*A basis point equals 1/100 of a percent.

42	SCOUT FUNDS SEMI-ANNUAL REPORT

Market Outlook – Global Concerns Remain

It is clear to us that the Fed is engaged in a balancing act, attempting to prime the economic pump with unconventional monetary tools to generate job growth while keeping inflation within defined bounds. If this balancing act fails, the likely result will be stagflation (the most dreaded outcome for capital markets) or runaway inflation (if the Fed fails to act quickly enough to remove the stimulus). Either way, should the market lose faith in the Fed’s ability to juggle these twin goals, rates could move sharply higher. For real rates to be positive when inflation is even modestly elevated, nominal rates would have to move significantly higher than their current levels.

The U.S. economy faces several hurdles in 2013, the largest of which is resolving issues related to the federal debt. It remains to be seen whether either side of the political divide will show interest in modifying its position in the interest of achieving a solid long-term solution. Any decision will be highly scrutinized for how far it kicks our fiscal problems down the road and what impact it will have on the country’s ability to grow the economy.

Questions regarding the European continent’s debt crisis and the state of the Chinese economy are additional concerns for investors in 2013. Despite what we view as a highly uncertain situation, risk assets remain richly valued with both investment grade and high yield bonds near their tightest spread levels in 2012. Valuations on risk assets appear to be pricing in a future in which most of these concerns are resolved in a positive fashion. If actual solutions continue to be elusive or if volatility increases, we are prepared to respond to opportunities.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Core Bond Fund, Barclays U.S. Aggregate Bond Index and Lipper Intermediate Investment-Grade Debt Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate taxable bond market. The Lipper Intermediate Investment-Grade Debt Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest primarily in investment-grade debt issues with dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income securities owned by the Fund. Mortgage-and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors.

Derivatives such as options, futures contracts or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy.

December 31, 2012	43

Core Bond Fund

COMPARATIVE RATES OF RETURN (Unaudited)

as of December 31, 2012

	1 Year	3 Years	5 Years	10 Years
Scout Core Bond Fund – Institutional Class	6.33%	7.15%	8.11%	6.49%
Barclays U.S. Aggregate Bond Index*	4.21%	6.19%	5.95%	5.18%
Lipper Intermediate Investment-Grade Debt Funds Index*	7.82%	7.57%	6.28%	5.32%

		Since
	1 Year	Inception‡
Scout Core Bond Fund – Class Y	6.16%	7.18%
Barclays U.S. Aggregate Bond Index*	4.21%	6.47%
Lipper Intermediate Investment-Grade Debt Funds Index*	7.82%	7.13%

‡	Inception – April 21, 2011.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Bond Fund – Institutional Class reflects the historical performance of the Frontegra Columbus Core Fund – Institutional Class (the “Predecessor Fund”). Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Fund – Institutional Class. As of June 30, 2012, the gross expense ratios for the Institutional Class and Class Y were 0.67% and 1.07%, respectively (as disclosed in the most recent Prospectus), compared to the December 31, 2012 gross expense ratios of 0.64% and 0.86%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through October 31, 2013 and may recoup previously waived expenses that it assumed during the previous three year period through April 21, 2013 and three fiscal years for April 21, 2013 through Ocotber 31, 2013.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2012. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Institutional Class

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/08	$9.27	$0.55	$—	$13.12
12/31/09	11.13	0.67	—	15.65
12/31/10	11.62	0.34	—	16.48
12/31/11	11.33	0.62	0.02	16.83
12/31/12	11.66	0.38	0.01	17.55

Class Y

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
4/21/11	$11.19	$—	$—	$11.19
12/31/11	11.33	0.50	0.02	11.85
12/31/12	11.66	0.36	0.01	12.55

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

		Barclays
		Capital U.S.
	Scout	Aggregate
	Core Bond	Bond*
Average Maturity	3.2 years	7.0 years
Average Duration	2.3 years	5.1 years
Yield to Maturity/Call	1.0%	1.7%
30-Day SEC Yield – Institutional Class	1.0%	—
30-Day SEC Yield – Class Y	0.6%	—
Number of Holdings	131	8,079
Total Net Assets (in millions, all share classes)	$244.1	—
Institutional Class Inception Date	2/23/01	—
Class Y Inception Date	4/21/11	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

44	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

CORE BOND FUND

	Principal
	Amount	Value
ASSET-BACKED SECURITIES — 8.7%
Ally Master Owner Trust
Series 2011-1, Class A1,
1.079%, 1/15/16(a)(b)	$1,245,000	$1,253,126
American Express Credit Account Master Trust
Series 2010-1, Class A,
0.459%, 11/16/15(a)(b)	420,000	420,282
Bank of America Auto Trust
Series 2012-1, Class A2,
0.590%, 11/17/14(a)	1,009,619	1,010,320
Chase Issuance Trust
Series 2011-A2, Class A2,
0.299%, 5/15/15(a)(b)	910,000	910,205
Series 2008-A13, Class A13,
1.808%, 9/15/15(a)(b)	700,000	707,545
Series 2011-A3, Class A3,
0.329%, 12/15/15(a)(b)	2,050,000	2,052,396
Ford Credit Auto Owner Trust
Series 2012-B, Class A2,
0.570%, 1/15/15(a)	1,093,165	1,094,134
Series 2012-C, Class A2,
0.470%, 4/15/15(a)	1,060,000	1,060,843
GE Capital Credit Card Master Note Trust
Series 2010-3, Class A,
2.210%, 6/15/16(a)	1,035,000	1,043,532
Hertz Vehicle Financing, LLC
Series 2009-2A, Class A1,
4.260%, 3/25/14(a)(c)	542,500	545,518
Series 2011-1A, Class A1,
2.200%, 3/25/16(a)(c)	1,705,000	1,745,825
Honda Auto Receivables Owner Trust
Series 2010-3, Class
A3, 0.700%, 4/21/14(a)	149,628	149,758
Series 2012-1, Class A2,
0.570%, 8/15/14(a)	878,824	879,693
Huntington Auto Trust
Series 2012-1, Class A2,
0.540%, 11/17/14(a)	1,052,613	1,053,290
Series 2012-2, Class A2,
0.380%, 9/15/15(a)	2,470,000	2,470,296
Hyundai Auto Receivables Trust
Series 2012-B, Class A2,
0.540%, 1/15/15(a)	2,005,000	2,007,857
Series 2010-B, Class A3,
0.970%, 4/15/15(a)	202,061	202,665
Mercedes-Benz Auto Receivables Trust
Series 2012-1, Class A2,
0.370%, 3/15/15(a)	1,390,000	1,390,531
Mid-State Trust XI
Series 11, Class A1,
4.864%, 7/15/38(a)	379,974	391,913
SLM Student Loan Trust
Series 2007-1, Class A3,
0.345%, 7/25/18(a)(b)	146,049	146,139
USAA Auto Owner Trust
Series 2012-1, Class A2,
0.380%, 6/15/15(a)	750,000	750,291
TOTAL ASSET-BACKED SECURITIES
(Cost $21,230,121) — 8.7%		21,286,159

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.4%
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4,
5.889%, 7/10/44(a)(b)	860,000	982,541
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2003-1, Class A2,
4.648%, 3/11/13(a)	165,751	165,860
Bear Stearns Commercial Mortgage Securities
Series 2003-PWR2, Class A4,
5.186%, 5/11/39(b)	499,982	509,157
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4,
5.360%, 4/15/40(a)(b)	890,000	935,067
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 11/15/45(a)	462,256	462,192
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(c)	2,305,026	2,310,788
GE Capital Commercial Mortgage Corp.
Series 2003-C2, Class A4,
5.145%, 7/10/37(a)	253,281	255,898
Series 2004-C3, Class A4,
5.189%, 7/10/39(a)(b)	502,690	530,927
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1, Class A7,
5.317%, 6/10/36(a)(b)	471,115	490,996
Series 2007-GG9, Class A4,
5.444%, 3/10/39(a)	315,000	362,792
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1,
1.103%, 3/6/20(b)(c)	746,708	747,413
Series 2007-GG10, Class A4,
5.789%, 8/10/45(a)(b)	2,880,000	3,320,369
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-C1, Class A3,
4.719%, 1/15/38(a)	1,300,000	1,339,857
Series 2012-CBX, Class A1,
0.958%, 6/15/45(a)	867,531	871,923
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	886,431	887,691
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1,
0.664%, 11/15/45(a)	598,523	598,182
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A,
5.789%, 8/15/45(b)(c)	850,000	991,721
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A1,
0.687%, 10/15/45(a)	1,387,213	1,387,924
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	990,000	990,820
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $17,904,605) — 7.4%		18,142,118

(Continued on next page)

December 31, 2012	45

SCHEDULE OF INVESTMENTS

 December 31, 2012 (Unaudited)

CORE BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS — 29.6%
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22(a)	$862,020	$906,199
American International Group, Inc.
4.250%, 9/15/14(a)	430,000	452,962
5.050%, 10/1/15(a)	890,000	981,999
3.800%, 3/22/17(a)	920,000	995,747
6.400%, 12/15/20(a)	630,000	781,703
AT&T, Inc.
1.700%, 6/1/17(a)	1,075,000	1,090,316
Bank of America Corp.
4.500%, 4/1/15	2,975,000	3,171,130
1.500%, 10/9/15	2,290,000	2,301,709
Barclays Bank PLC
5.200%, 7/10/14(d)	1,005,000	1,069,337
2.750%, 2/23/15(d)	980,000	1,015,117
3.900%, 4/7/15(d)	790,000	837,776
British Telecommunications PLC
2.000%, 6/22/15(a)(d)	740,000	760,733
Burlington Northern and Santa Fe Railway Co.
2004-1 Pass-Through Trust
4.575%, 1/15/21	468,428	502,361
Citigroup, Inc.
5.500%, 10/15/14	825,000	885,094
4.587%, 12/15/15	4,210,000	4,596,268
Continental Airlines 2007-1 Class A Pass-Through Trust
5.983%, 10/19/23(a)	1,874,170	2,087,263
Credit Suisse
2.200%, 1/14/14(d)	565,000	573,622
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24(a)	1,564,877	1,746,716
Delta Air Lines 2011-1 Class A Pass-Through Trust
5.300%, 10/15/20(a)	899,853	992,088
Delta Air Lines 2012-1 Class A Pass-Through Trust
4.750%, 5/7/20(a)	1,870,000	2,000,900
Deutsche Bank A.G.
4.875%, 5/20/13(d)	555,000	564,633
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(a)(c)(d)	1,905,000	1,953,553
Entergy Arkansas, Inc.
5.000%, 7/1/18(a)	315,000	314,545
Entergy Texas, Inc.
3.600%, 6/1/15(a)	1,005,000	1,053,539
Farmers Insurance Exchange
6.000%, 8/1/14(c)	315,000	333,804
Ford Motor Credit Co., LLC
4.207%, 4/15/16	2,915,000	3,109,186
General Electric Capital Corp.
1.625%, 7/2/15	1,510,000	1,535,057
1.000%, 12/11/15(a)	1,485,000	1,490,976
Goldman Sachs Group, Inc.
6.000%, 5/1/14	3,260,000	3,469,448
5.500%, 11/15/14	1,260,000	1,358,454
Hartford Financial Services Group, Inc.
5.500%, 10/15/16(a)	700,000	783,500
5.375%, 3/15/17(a)	800,000	903,880
ING Bank N.V.
3.750%, 3/7/17(c)(d)	2,005,000	2,130,854
JPMorgan Chase & Co.
3.700%, 1/20/15	2,345,000	2,469,008
1.100%, 10/15/15	1,600,000	1,599,950
3.250%, 9/23/22	800,000	823,825
Kiowa Power Partners, LLC
4.811%, 12/30/13(c)	42,848	43,143
Liberty Mutual Group, Inc.
5.000%, 6/1/21(a)(c)	2,300,000	2,472,008
Metropolitan Life Global Funding I
1.700%, 6/29/15(c)	3,255,000	3,322,665
2.500%, 9/29/15(c)	120,000	125,179
Morgan Stanley
4.200%, 11/20/14	1,510,000	1,575,519
Nationwide Financial Services, Inc
5.375%, 3/25/21(a)(c)	1,490,000	1,589,696
New York Life Global Funding
1.850%, 12/13/13(c)	1,380,000	1,395,329
Northern Trust Corp.
3.375%, 8/23/21	150,000	162,003
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21(a)	1,179,601	1,310,772
Pricoa Global Funding I
5.450%, 6/11/14(c)	145,000	154,864
Principal Life Global Funding II
0.976%, 7/9/14(b)(c)	245,000	244,921
Prudential Holdings, LLC
7.245%, 12/18/23(a)(c)	75,000	94,203
8.695%, 12/18/23(a)(c)	1,370,000	1,794,425
Prudential Insurance Co. of America
8.300%, 7/1/25(c)	530,000	736,672
Royal Bank of Scotland Group PLC
2.550%, 9/18/15(d)	2,220,000	2,271,970
UBS A.G.
5.875%, 12/20/17(d)	650,000	773,668
Union Pacific Railroad Co. 2004 Pass-Through Trust
5.404%, 7/2/25	890,366	991,583
Union Pacific Railroad Co. 2005 Pass-Through Trust
5.082%, 1/2/29(a)	835,470	942,393
Union Pacific Railroad Co. 2006 Pass-Through Trust
5.866%, 7/2/30(a)	448,920	526,624
TOTAL CORPORATE BONDS
(Cost $69,940,194) — 29.6%		72,170,889

MORTGAGE-BACKED SECURITIES — 14.2%
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 3/27/37(a)(b)(c)	475,455	488,973
Fannie Mae Pool
4.460%, 8/1/13	11,772	11,782
0.662%, 7/1/17(b)	814,000	816,748
0.632%, 6/1/18(b)	1,715,000	1,719,401
0.602%, 7/1/18(b)	725,000	725,675
0.612%, 8/1/18(b)	2,227,110	2,273,913
3.330%, 7/1/20	1,004,333	1,106,763
3.330%, 10/1/20	1,292,614	1,414,622
0.682%, 11/1/20(b)	8,695,000	8,730,989
3.230%, 11/1/20	1,386,235	1,508,700
4.000%, 4/1/24	970,073	1,039,362

46	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

CORE BOND FUND (Continued)

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Fannie Mae Pool (Continued)
2.500%, 3/1/26	$505,163	$528,631
5.970%, 1/1/40	194,017	238,181
5.970%, 1/1/40	164,914	192,183
5.100%, 12/1/40	307,628	348,170
Fannie Mae REMIC
Series 2008-76, Class GF,
0.860%, 9/25/23(b)	574,267	580,951
Series 2010-46, Class A,
4.000%, 5/25/24	124,573	125,995
Fannie Mae-Aces
Series 2011-M6, Class A1,
1.951%, 6/25/21	474,518	490,229
Series 2012-M8, Class AB2,
2.305%, 5/25/22	1,300,000	1,290,090
Series 2012-M6, Class AFL,
0.710%, 6/25/22(b)	3,852,741	3,884,461
Freddie Mac REMIC
Series 3609, Class LA,
4.000%, 12/15/24(a)	723,908	766,491
Series 3873, Class DG,
3.000%, 7/15/27(a)	335,682	341,763
Series 3688, Class JA,
3.500%, 1/15/30(a)	954,218	990,713
Ginnie Mae I Pool
6.000%, 6/15/13	322	327
2.140%, 8/15/23	1,223,297	1,253,142
Ginnie Mae II Pool
7.000%, 7/20/16	8,414	9,070
3.500%, 11/20/42	3,523,929	3,711,212
MASTR Asset Securitization Trust
Series 2004-3, Class 2A1,
4.750%, 1/25/14(a)	8,374	8,426
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $33,883,861) — 14.2%		34,596,963

U.S. GOVERNMENT AND AGENCIES — 34.5%
NCUA Guaranteed Notes Trust
Series 2010-A1, Class A,
0.563%, 12/7/20(a)(b)	1,870,903	1,876,516
United States Treasury Bond
2.750%, 11/15/42	3,235,000	3,116,722
United States Treasury Note
0.125%, 9/30/13	8,010,000	8,007,813
0.125%, 12/31/13	45,715,000	45,686,428
0.250%, 8/31/14	25,495,000	25,501,960
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $84,164,060) — 34.5%		84,189,439

SHORT-TERM INVESTMENTS — 4.6%
UMB Money Market Fiduciary, 0.010%	11,228,413	11,228,413

TOTAL SHORT-TERM INVESTMENTS
(Cost $11,228,413) — 4.6%		11,228,413

TOTAL INVESTMENTS
(Cost $238,351,254) — 99.0%		241,613,981

Other assets less liabilities — 1.0%		2,494,696

TOTAL NET ASSETS — 100.0%
(equivalent to $11.66 per share; unlimited shares of $1.00 par value capital shares authorized; 20,440,603 shares outstanding for Institutional Class; equivalent to $11.66 per share; unlimited shares of $1.00 par value capital shares authorized; 490,325 shares outstanding for Class Y)		$244,108,677

LLC — Limited Liability Company

MASTR — Mortgage Asset Securitization Transactions, Inc.

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	144A restricted security.

(d)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

December 31, 2012	47

Core Plus Bond Fund

Objective & STRATEGY (Unaudited)

The Scout Core Plus Bond Fund seeks a high level of total return consistent with the preservation of capital by investing at least 80% of its assets in bonds of varying maturities, including mortgage- and asset-backed securities.

Market Review – Other Sectors Outperformed Treasuries

During the six months ended December 31, 2012, many fixed income assets were richly valued, domestic and global economic growth was anemic, central banks were very active, and U.S. Treasuries underperformed most market sectors.

Early in the period, investors worried about a seemingly intractable European debt crisis and early warning signs of a slowdown in global economic growth. Capital markets and the European situation were unstable and remained so until the central banks stepped up to take action. The European Central Bank (ECB) committed in July to do “whatever it takes” to preserve the euro and, by extension, the European Union (EU). The ECB followed up with a ground-breaking program to purchase short-term bonds directly from EU-member governments. It continued to aim its initiatives at easing the ongoing debt crisis, particularly where Greece, Italy and Spain were concerned.

To boost economic growth, the People’s bank of China (PBC) and the ECB dropped key interest rates, and the Bank of England and the Federal Reserve (the Fed) increased their quantitative easing (QE) programs. The Fed committed to keeping the federal funds rate near zero until 2015 and topped this with an open-ended program to purchase $40 billion in mortgage-backed securities each month. Later, the Fed indicated that it will maintain its zero interest rate policy until U.S. unemployment is below 6.5%, as long as projected inflation does not exceed 2.5%.

Risk assets rallied in the wake of each of these initiatives, even though stronger economic growth remained elusive. One area of strength in the otherwise lackluster economic recovery was housing. Mortgage rates remained at historically low levels. This likely contributed to strong housing starts and number of permits.

It is also likely that politics contributed to the mediocre economic picture. Businesses were concerned about the outcomes of the U.S. elections in November and how they might affect the “fiscal cliff” of tax rate hikes and mandatory cuts in government spending. When the status quo prevailed, party politics delayed action on the fiscal cliff until the last hours of 2012. Even then Washington delivered only a partial resolution, passing a new law on tax rates while leaving the questions of spending cuts and the federal debt ceiling hanging over businesses and the markets. Because of this uncertainty, businesses limited hiring and capital expenditures.

During the six months ended Dec. 31, 2012, most domestic fixed income sectors had outperformed Treasuries. The yield curve steepened as 2- and 3-year Treasury yields declined, while yields for 5-, 10- and 30-year Treasuries rose. Barclays reported corporate yields versus comparable-maturity Treasuries (e.g., yield spreads) narrowed by 104 basis points* for high yield and by 58 basis points for investment grade. In addition, in the commercial mortgage-backed securities (CMBS) sector, the yield spread narrowed by 110 basis points and by 26 basis points for mortgage-backed securities (MBS).

Portfolio Review – A Defensive Posture in a Pricey Market

The Scout Core Plus Bond Fund outperformed the Barclays U.S. Aggregate Index primarily due to sector weightings, dynamic duration positioning and avoiding the long end of the yield curve.

As the six-month period progressed, we were increasingly concerned that risk assets were richly valued and did not appropriately price in the risks on the investment landscape. In keeping with this view, we migrated the portfolio to a more defensive position during the summer and maintained this stance thereafter.

For example, we were biased toward a shorter duration (i.e., less sensitivity to interest rate movements). We considered the Fed’s ongoing QE programs and its indications of a higher tolerance for inflation (at least until unemployment declines to 6.5%) to be a good argument for keeping duration shorter. In addition, the very low level of interest rates suggested that a future rise in interest rates is much more likely than a decline. Maintaining a “short” or “neutral” duration as compared to the Index and limiting exposure to long-term bonds (i.e., yield curve positioning) added to performance, particularly during periods when yields for long-maturity securities rose (and prices fell) in anticipation of higher inflation.

The Fund was overweighted in the corporate and asset-backed securities (ABS) sectors and underweighted in MBS. All of these exposures, particularly in the corporate sector, added to performance. More specifically, both where we invested (sector allocation) and individual security selection contributed to outperformance.

Despite significant spread tightening during the reporting period, we viewed the corporate sector as attractive. Our investment grade positions were focused in short- to intermediate-maturity financial issuers, an area of the market that performed well after the ECB and the Fed took action to address the EU debt crisis and lackluster economic growth. The contribution to performance from our high yield investments was primarily due to well-timed use of high yield index swaps (CDX), which are “baskets” of credit default swaps on individual high yield securities.

The ABS investments comprised mostly second-lien or home equity securities bought several years ago at extreme discounts. The prices of the securities have since risen. When it came to MBS, we took a cautious approach. In our view, spreads on traditional residential pass-throughs, which dominate the mortgage sector of the Aggregate Index, did not appropriately compensate investors for the uncertain timing of cash flows in an environment where loan defaults remain above the long-term average. Our holdings were focused on multi-family agency securities and CMBS.

Underweighting the government-related sector, which also outperformed Treasuries, detracted from performance.

*A basis point equals 1/100 of a percent.

48	SCOUT FUNDS SEMI-ANNUAL REPORT

Market Outlook – Global Concerns Remain

It is clear to us that the Fed is engaged in a balancing act, attempting to prime the economic pump with unconventional monetary tools to generate job growth while keeping inflation within defined bounds. If this balancing act fails, the likely result will be stagflation (the most dreaded outcome for capital markets) or runaway inflation (if the Fed fails to act quickly enough to remove the stimulus). Either way, should the market lose faith in the Fed’s ability to juggle these twin goals, rates could move sharply higher. For real rates to be positive when inflation is even modestly elevated, nominal rates would have to move significantly higher than their current levels.

The U.S. economy faces several hurdles in 2013, the largest of which is resolving issues related to the federal debt. It remains to be seen whether either side of the political divide will show interest in modifying its position in the interest of achieving a solid long-term solution. Any decision will be highly scrutinized for how far it kicks our fiscal problems down the road and what impact it will have on the country’s ability to grow the economy.

Questions regarding the European continent’s debt crisis and the state of the Chinese economy are additional concerns for investors in 2013. Despite what we view as a highly uncertain situation, risk assets remain richly valued with both investment grade and high yield bonds near their tightest spread levels in 2012. Valuations on risk assets appear to be pricing in a future in which most of these concerns are resolved in a positive fashion. If actual solutions continue to be elusive or if volatility increases, we are prepared to respond to opportunities.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Core Plus Bond Fund, Barclays U.S. Aggregate Bond Index and Lipper Intermediate Investment-Grade Debt Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate taxable bond market. The Lipper Intermediate Investment-Grade Debt Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest primarily in investment-grade debt issues with dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income securities owned by the Fund. Mortgage-and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy.

December 31, 2012	49

Core Plus Bond Fund

COMPARATIVE RATES OF RETURN (Unaudited)
as of December 31, 2012

	1 Year	3 Years	5 Years	10 Years
Scout Core Plus Bond Fund – Institutional Class	9.85%	9.39%	9.96%	8.08%
Barclays U.S. Aggregate Bond Index*	4.21%	6.19%	5.95%	5.18%
Lipper Intermediate Investment-Grade Debt Funds Index* .	7.82%	7.57%	6.28%	5.32%

			Since
	1 Year	3 Year	Inception‡
Scout Core Plus Bond Fund – Class Y	9.65%	9.04%	8.72%
Barclays U.S. Aggregate Bond Index*	4.21%	6.19%	5.76%
Lipper Intermediate Investment-Grade Debt Funds Index*	7.82%	7.57%	7.35%

‡	Inception – November 12, 2009.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Plus Bond Fund – Institutional Class and Class Y reflects the historical performance of the Frontegra Columbus Core Plus Fund – Institutional Class and Class Y (the “Predecessor Fund”), respectively. Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class and Class Y returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Plus Fund – Institutional Class and Class Y, respectively. As of June 30, 2012, the gross expense ratios for the Institutional Class and Class Y were 0.56% and 0.96%, respectively (as disclosed in the most recent Prospectus), compared to the December 31, 2012 gross expense ratios of 0.58% and 0.88%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through October 31, 2013 and may recoup previously waived expenses that it assumed during the previous three year period through April 21, 2013 and three fiscal years for April 21, 2013 through Ocotber 31, 2013.

The Fund may, at times, experience higher-than- average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2012. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
Institutional Class

		Income &	Long-Term(a)	Cumulative(b)
	Net Asset	Short-Term(a) Gains	Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/08	$26.14	$2.49	$0.03	$49.02
12/31/09	31.15	3.90	—	57.93
12/31/10	31.43	2.80	—	61.01
12/31/11	31.67	2.16	0.16	63.57
12/31/12	32.69	2.00	0.07	66.66

Class Y

		Income & Short-Term(a)	Long-Term(a)	Cumulative(b)
	Net Asset	Gains	Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
11/12/09	$$33.08	$—	$—	$33.08
12/31/09	31.15	1.44	—	32.59
12/31/10	31.40	1.23	—	34.07
12/31/11	31.67	2.01	0.16	36.51
12/31/12	32.69	1.94	0.07	39.54

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

		Barclays
		Capital U.S.
	Scout Core	Aggregate
	Plus Bond	Bond*
Average Maturity	3.4 years	7.0 years
Average Duration	2.4 years	5.1 years
Yield to Maturity/Call	1.4%	1.7%
30-Day SEC Yield – Institutional Class	1.2%	—
30-Day SEC Yield – Class Y	0.8%	—
Number of Holdings	145	8,079
Total Net Assets (in millions, all share classes)	$524.3	—
Institutional Class Inception Date	11/25/96	—
Class Y Inception Date	11/12/09	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

50	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

core Plus Bond Fund

	Principal
	Amount	Value
ASSET-BACKED SECURITIES — 12.2%
Ally Master Owner Trust
Series 2011-1, Class A1,
1.079%, 1/15/16(a)(b)	$3,645,000	$3,668,791
American Express Credit Account Master Trust
Series 2010-1, Class A,
0.459%, 11/16/15(a)(b)	1,165,000	1,165,782
Bank of America Auto Trust
Series 2012-1, Class A2,
0.590%, 11/17/14(a)	2,369,513	2,371,160
Chase Issuance Trust
Series 2011-A2, Class A2,
0.299%, 5/15/15(a)(b)	2,055,000	2,055,462
Series 2008-A13, Class A13,
1.808%, 9/15/15(a)(b)	1,580,000	1,597,031
Series 2011-A3, Class A3,
0.329%, 12/15/15(a)(b)	4,625,000	4,630,407
Conseco Financial Corp.
Series 1996-2, Class M1,
7.600%, 4/15/26(a)(b)	2,686,652	2,555,615
Ford Credit Auto Owner Trust
Series 2012-B, Class A2,
0.570%, 1/15/15(a)	3,272,418	3,275,321
Series 2012-C, Class A2,
0.470%, 4/15/15(a)	2,265,000	2,266,801
GE Capital Credit Card Master Note Trust
Series 2010-3, Class A,
2.210%, 6/15/16(a)	2,385,000	2,404,659
GMAC Mortgage Corp. Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(b)	1,166,692	1,035,837
Hertz Vehicle Financing, LLC
Series 2009-2A, Class A1,
4.260%, 3/25/14(a)(c)	1,260,000	1,267,009
Series 2011-1A, Class A1,
2.200%, 3/25/16(a)(c)	4,555,000	4,664,065
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.300%, 5/25/36(a)	1,759,980	1,300,917
Honda Auto Receivables Owner Trust
Series 2010-3, Class A3,
0.700%, 4/21/14(a)	359,108	359,419
Series 2012-1, Class A2,
0.570%, 8/15/14(a)	2,116,969	2,119,063
Huntington Auto Trust
Series 2012-1, Class A2,
0.540%, 11/17/14(a)	3,102,663	3,104,658
Series 2012-2, Class A2,
0.380%, 9/15/15(a)	6,155,000	6,155,738
Hyundai Auto Receivables Trust
Series 2012-B, Class A2,
0.540%, 1/15/15(a)	4,755,000	4,761,776
Series 2010-B, Class A3,
0.970%, 4/15/15(a)	465,211	466,601
Mercedes-Benz Auto Receivables Trust
Series 2012-1, Class A2,
0.370%, 3/15/15(a)	3,600,000	3,601,375
Mid-State Trust XI
Series 11, Class A1,
4.864%, 7/15/38(a)	807,444	832,815
Nomura Asset Acceptance Corp.
Series 2006-S1, Class A2,
0.830%, 1/25/36(a)(b)(c)	475,393	286,429
Residential Funding Mortgage Securities II Home Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(b)	88,272	88,011
Series 2003-HS3, Class A2A,
0.490%, 8/25/33(a)(b)	257,015	218,854
Series 2006-HSA1, Class A3,
5.230%, 2/25/36(a)(b)	1,060,292	962,539
Series 2006-HSA1, Class A4,
5.490%, 2/25/36(a)	1,156,340	760,198
Series 2006-HSA2, Class AI3,
5.550%, 3/25/36(a)(b)	889,815	439,595
Series 2006-HSA2, Class AI4,
5.810%, 3/25/36(a)	820,000	347,978
SACO I, Inc.
Series 2006-9, Class A1,
0.510%, 8/25/36(a)(b)	688,968	423,009
SLM Student Loan Trust
Series 2007-1, Class A3,
0.345%, 7/25/18(a)(b)	394,438	394,682
Structured Asset Securities Corp.
Series 2005-S6, Class A2,
0.790%, 11/25/35(a)(b)	199,167	192,950
Series 2005-S7, Class A2,
0.510%, 12/25/35(a)(b)(c)	999,972	938,799
Series 2006-S2, Class A2,
5.500%, 6/25/36(a)	1,870,165	1,025,857
USAA Auto Owner Trust
Series 2012-1, Class A2,
0.380%, 6/15/15(a)	1,950,000	1,950,757
TOTAL ASSET-BACKED SECURITIES
(Cost $62,356,168) — 12.2%		63,689,960

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.2%
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4,
5.889%, 7/10/44(a)(b)	2,715,000	3,101,860
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2003-1, Class A2,
4.648%, 3/11/13(a)	334,817	335,036
Bear Stearns Commercial Mortgage Securities
Series 2003-PWR2, Class A4,
5.186%, 5/11/39(b)	1,721,637	1,753,229
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4,
5.360%, 4/15/40(a)(b)	1,080,000	1,134,688
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 11/15/45(a)	1,128,877	1,128,722
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(c)	5,517,190	5,530,983
GE Capital Commercial Mortgage Corp.
Series 2003-C2, Class A4,
5.145%, 7/10/37(a)	739,026	746,661
Series 2004-C3, Class A4,
5.189%, 7/10/39(a)(b)	1,531,783	1,617,826

(Continued on next page)

December 31, 2012	51

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1, Class A7,
5.317%, 6/10/36(a)(b)	$1,138,527	$1,186,574
Series 2007-GG9, Class A4,
5.444%, 3/10/39(a)	865,000	996,239
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1,
1.103%, 3/6/20(b)(c)	1,871,631	1,873,398
Series 2007-GG10, Class A4,
5.789%, 8/10/45(a)(b)	7,825,000	9,021,490
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-C1, Class A3,
4.719%, 1/15/38(a)	3,170,000	3,267,189
Series 2012-CBX, Class A1,
0.958%, 6/15/45(a)	2,429,086	2,441,385
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	2,186,853	2,189,963
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1,
0.664%, 11/15/45(a)	1,464,678	1,463,843
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A1,
0.687%, 10/15/45(a)	3,106,779	3,108,372
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	2,275,000	2,276,884
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $42,677,581) — 8.2%		43,174,342

CORPORATE BONDS — 33.0%
Ally Financial, Inc.
8.300%, 2/12/15	20,000	22,275
3.125%, 1/15/16	1,165,000	1,166,255
5.500%, 2/15/17	1,835,000	1,963,015
7.500%, 9/15/20	2,730,000	3,296,475
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22(a)	1,970,332	2,071,311
American International Group, Inc.
4.250%, 5/15/13(a)	2,040,000	2,064,778
4.250%, 9/15/14(a)	940,000	990,195
5.050%, 10/1/15(a)	1,930,000	2,129,504
3.800%, 3/22/17(a)	2,190,000	2,370,311
6.400%, 12/15/20(a)	1,470,000	1,823,973
AT&T, Inc.
1.700%, 6/1/17(a)	2,435,000	2,469,691
4.300%, 12/15/42(a)(c)	286,001	287,246
Bank of America Corp.
4.500%, 4/1/15	6,765,000	7,210,989
1.500%, 10/9/15	5,505,000	5,533,147
Barclays Bank PLC
5.200%, 7/10/14(d)	2,706,000	2,879,230
2.750%, 2/23/15(d)	2,735,000	2,833,006
3.900%, 4/7/15(d)	1,630,000	1,728,576
6.050%, 12/4/17(c)(d)	635,000	702,556
British Telecommunications PLC
2.000%, 6/22/15(a)(d)	2,105,000	2,163,978
Burlington Northern and Santa Fe Railway Co.
2005-4 Pass-Through Trust
4.967%, 4/1/23(a)	766,878	850,552
Citigroup, Inc.
5.500%, 10/15/14	1,900,000	2,038,398
4.587%, 12/15/15	9,790,000	10,688,233
Credit Suisse
2.200%, 1/14/14(d)	1,650,000	1,675,179
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24(a)	3,594,605	4,012,298
Delta Air Lines 2012-1 Class A Pass-Through Trust
4.750%, 5/7/20(a)	880,000	941,600
Deutsche Bank A.G.
4.875%, 5/20/13(d)	1,125,000	1,144,526
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(a)(c)(d)	3,875,000	3,973,762
Ford Motor Credit Co., LLC
3.875%, 1/15/15	2,785,000	2,904,318
2.750%, 5/15/15	3,355,000	3,424,012
4.207%, 4/15/16	2,630,000	2,805,200
3.984%, 6/15/16	1,770,000	1,879,432
4.250%, 2/3/17	2,380,000	2,549,673
5.000%, 5/15/18	3,550,000	3,917,198
General Electric Capital Corp.
1.625%, 7/2/15	3,450,000	3,507,249
1.000%, 12/11/15(a)	3,385,000	3,398,621
Goldman Sachs Group, Inc.
6.000%, 5/1/14	7,745,000	8,242,601
5.500%, 11/15/14	3,036,000	3,273,227
Hartford Financial Services Group, Inc.
5.500%, 10/15/16(a)	1,450,000	1,622,965
5.375%, 3/15/17(a)	1,710,000	1,932,044
ING Bank N.V.
3.750%, 3/7/17(c)(d)	4,165,000	4,426,437
JPMorgan Chase & Co.
3.700%, 1/20/15	5,395,000	5,680,298
1.100%, 10/15/15	3,885,000	3,884,880
3.250%, 9/23/22	1,885,000	1,941,137
Kiowa Power Partners, LLC
4.811%, 12/30/13(c)	152,847	153,898
Liberty Mutual Group, Inc.
6.700%, 8/15/16(a)(c)	705,000	805,550
5.000%, 6/1/21(a)(c)	4,190,000	4,503,353
Lockheed Martin Corp.
3.350%, 9/15/21(a)	70,000	73,973
Metropolitan Life Global Funding I
1.700%, 6/29/15(c)	6,980,000	7,125,100
2.500%, 9/29/15(c)	740,000	771,935
Morgan Stanley
4.200%, 11/20/14	3,610,000	3,766,638
Nationwide Financial Services, Inc
5.375%, 3/25/21(a)(c)	3,995,000	4,262,305
New Albertsons, Inc.
8.000%, 5/1/31(a)	30,000	16,875
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21(a)	2,126,789	2,363,288
Principal Life Global Funding II
0.976%, 7/9/14(b)(c)	635,000	634,795
Prudential Holdings, LLC
7.245%, 12/18/23(a)(c)	1,115,000	1,400,480
8.695%, 12/18/23(a)(c)	750,000	982,349
Prudential Insurance Co. of America
8.300%, 7/1/25(c)	1,355,000	1,883,380

52	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value
CORPORATE BONDS (Continued)
Royal Bank of Scotland Group PLC
2.550%, 9/18/15(d)	$5,380,000	$5,505,946
U.S. Airways 2010-1 Class A Pass-Through Trust
6.250%, 10/22/24(a)	2,677,879	2,898,804
U.S. Airways 2011-1 Class A Pass-Through Trust
7.125%, 4/22/25(a)	1,443,537	1,623,979
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26(a)	2,335,000	2,545,150
UAL 2007-1 Pass-Through Trust
6.636%, 1/2/24(a)	4,082,290	4,388,462
UBS A.G.
5.875%, 12/20/17(d)	1,890,000	2,249,590
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	514,871	558,794

TOTAL CORPORATE BONDS
(Cost $165,303,560) — 33.0%		172,934,995

MORTGAGE-BACKED SECURITIES — 14.6%
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-10, Class 7A1,
5.000%, 9/25/15(a)	58,559	58,876
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 3/27/37(a)(b)(c)	899,042	924,604
Fannie Mae Pool
0.662%, 7/1/17(b)	1,850,000	1,856,246
0.632%, 6/1/18(b)	3,950,000	3,960,136
0.602%, 7/1/18(b)	1,675,000	1,676,559
0.612%, 8/1/18(b)	5,411,487	5,525,209
3.330%, 7/1/20	2,140,185	2,358,458
3.330%, 10/1/20	3,325,940	3,639,869
0.682%, 11/1/20(b)	20,965,000	21,051,774
3.230%, 11/1/20	3,559,773	3,874,258
4.000%, 4/1/24	2,898,673	3,105,716
2.500%, 3/1/26	1,206,777	1,262,842
5.970%, 1/1/40	722,713	887,223
5.970%, 1/1/40	557,799	650,029
5.100%, 12/1/40	493,181	558,177
Fannie Mae REMIC
Series 2010-46, Class A,
4.000%, 5/25/24	343,941	347,866
Fannie Mae-Aces
Series 2012-M6, Class AFL,
0.710%, 6/25/22(b)	8,676,134	8,747,565
Freddie Mac REMIC
Series 3609, Class LA,
4.000%, 12/15/24(a)	3,420,549	3,621,760
Series 3873, Class DG,
3.000%, 7/15/27(a)	887,161	903,231
Ginnie Mae I Pool
2.140%, 8/15/23	3,166,761	3,244,021
Ginnie Mae II Pool
3.500%, 11/20/42	8,066,105	8,494,786
MASTR Asset Securitization Trust
Series 2004-3, Class 2A1,
4.750%, 1/25/14(a)	32,801	33,005

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $74,954,870) — 14.6%		76,782,210

U.S. GOVERNMENT AND AGENCIES — 27.6%
NCUA Guaranteed Notes Trust
Series 2010-A1, Class A,
0.563%, 12/7/20(a)(b)	4,181,827	4,194,373
United States Treasury Bond
2.750%, 11/15/42	7,290,000	7,023,463
United States Treasury Note
0.125%, 12/31/13	94,365,000	94,306,022
0.250%, 8/31/14	38,935,000	38,945,629
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $144,423,455) — 27.6%		144,469,487

SHORT-TERM INVESTMENTS — 4.0%
UMB Money Market Fiduciary, 0.010%	21,065,854	21,065,854

TOTAL SHORT-TERM INVESTMENTS
(Cost $21,065,854) — 4.0%		21,065,854

TOTAL INVESTMENTS
(Cost $510,781,488) — 99.6%		522,116,848

Other assets less liabilities — 0.4%		2,214,787

TOTAL NET ASSETS — 100.0%
(equivalent to $32.69 per share; unlimited shares of
$1.00 par value capital shares authorized;
14,830,170 shares outstanding for Institutional Class;
equivalent to $32.69 per share; unlimited shares of
$1.00 par value capital shares authorized;
1,208,141 shares outstanding for Class Y)		$524,331,635

LLC — Limited Liability Company

MASTR — Mortgage Asset Securitization Transactions, Inc.

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	144A restricted security.

(d)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

December 31, 2012	53

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012 (Unaudited)

(in thousands except per share data)

		Emerging
	International	Markets
	Fund	Fund*
ASSETS:
Investments, at cost	$6,676,298	$8,122
Investments, at value	$8,748,875	$8,485
Cash	6,475	340
Receivables:
Investments sold	460	—
Fund shares sold	12,351	—
Dividends	15,876	4
Interest	3	—
Due from Advisor	—	2
Prepaid and other assets	113	20
Total assets	8,784,153	8,851

LIABILITIES:
Due to Custodian	—	—
Payables:
Investments purchased	—	—
Fund shares redeemed	10,692	—
Accrued investment advisory fees	1,019	—
Accrued administrative fees	73	—
Accrued administration and fund accounting fees	397	6
Accrued transfer agent and related service fees and expenses	1,033	5
Accrued custody fees	92	—
Accrued registration fees	66	1
Other accrued expenses	131	5
Total liabilities	13,503	17
NET ASSETS	$8,770,650	$8,834
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$7,220,485	$8,526
Accumulated:
Net investment income (loss)	2,556	(10)
Net realized loss on investments, foreign currency transactions, forward contracts, futures contracts and swap contracts	(525,104)	(45)
Net unrealized appreciation on:
Investments	2,072,577	363
Foreign currency translations	136	—
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$8,770,650	$8,834
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited
SHARES ISSUED AND OUTSTANDING	262,998	842
NET ASSET VALUE PER SHARE	$33.35	$10.49

*Commenced operations on October 15, 2012.

**Commenced operations on August 29, 2012.

See accompanying Notes to Financial Statements.

54	SCOUT FUNDS SEMI-ANNUAL REPORT

International					Low Duration
Discovery	Global Equity	Stock	Mid Cap	Small Cap	Bond
Fund	Fund	Fund	Fund	Fund	Fund**

$10,251	$4,796	$45,945	$1,243,112	$166,055	$11,231
$12,821	$5,354	$56,629	$1,305,943	$213,622	$11,336
—	85	1,403	3,683	—	—

—	62	—	—	746	—
5	1	2	1,835	131	—
83	8	83	1,865	48	—
—	—	—	—	—	87
26	2	—	—	—	2
16	12	17	48	18	17
12,951	5,524	58,134	1,313,374	214,565	11,442

18	—	—	—	185	—

—	70	—	1,861	—	—
72	—	113	3,436	561	1
—	—	3	166	26	—
—	—	—	11	2	—
7	6	7	62	18	6
13	7	21	180	59	3
1	3	1	5	2	1
1	—	1	20	—	1
3	5	7	35	9	7
115	91	153	5,776	862	19
$12,836	$5,433	$57,981	$1,307,598	$213,703	$11,423

$10,835	$5,348	$47,379	$1,263,951	$219,629	$11,322

(130)	4	398	724	(59)	(4)

(439)	(477)	(480)	(19,908)	(53,434)	—

2,570	558	10,684	62,831	47,567	105
—	—	—	—	—	—
$12,836	$5,433	$57,981	$1,307,598	$213,703	$11,423

Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
1,309	535	4,497	95,682	12,245	1,131
$9.80	$10.15	$12.89	$13.67	$17.45	$10.10

December 31, 2012	55

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012 (Unaudited)

(in thousands except per share data)

	Unconstrained		Core
	Bond	Core Bond	Plus Bond
	Fund	Fund	Fund
ASSETS:
Investments, at cost	$104,137	$238,351	$510,781
Investments, at value	$105,801	$241,614	$522,117
Cash deposited with broker for open futures contracts	794	—	—
Receivables:
Investments sold	—	—	8
Fund shares sold	468	1,964	1,043
Unrealized appreciation on open forward contracts	146	—	—
Unrealized appreciation on open swap contracts	86	—	—
Variation margin	177	—	—
Interest	408	764	1,947
Prepaid and other assets	20	34	36
Total assets	107,900	244,376	525,151
LIABILITIES:
Payables:
Investments purchased	7,782	—	—
Fund shares redeemed	207	200	660
Premiums received on open swap contracts	38	—	—
Dividends	2	19	84
Accrued investment advisory fees	12	7	19
Accrued administrative fees	1	2	4
Accrued administration and fund accounting fees	6	11	24
Accrued transfer agent and related service fees and expenses	7	11	11
Accrued custody fees	1	2	4
Accrued registration fees	2	4	3
Accrued distribution fees	—	1	3
Accrued shareholder servicing fees	—	—	1
Other accrued expenses	6	10	6
Total liabilities	8,064	267	819
NET ASSETS	$99,836	$244,109	$524,332

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$97,311	$240,346	$511,118
Accumulated:
Net investment income (loss)	31	(178)	(1,388)
Net realized gain (loss) on investments and swap contracts	442	678	3,267
Net unrealized appreciation (depreciation) on:
Investments	1,664	3,263	11,335
Forward contracts	146	—	—
Futures contracts	156	—	—
Swap contracts	86	—	—
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$99,836	$244,109	$524,332
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited
Shares issued and outstanding:
Institutional Class	8,590	20,441	14,830
Class Y	—	490	1,208
TOTAL SHARES ISSUED AND OUTSTANDING	8,590	20,931	16,038
NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS	$11.62	$11.66	$32.69
NET ASSET VALUE PER SHARE – CLASS Y	$11.62	$11.66	$32.69

See accompanying Notes to Financial Statements.

56	SCOUT FUNDS SEMI-ANNUAL REPORT

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December 31, 2012	57

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2012 (Unaudited)

(in thousands)

			Emerging	International
	International		Markets	Discovery
	Fund		Fund*	Fund
INVESTMENT INCOME:
Dividend income	$60,616	(a)	$8 (a)	$123 (a)
Interest income	26		—	—
Total investment income	60,642		8	123
EXPENSES:
Investment advisory fees	29,038		11	77
Administration and fund accounting fees	2,208		16	41
Transfer agent and related service fees and expenses	5,566		7	30
Custody fees	920		1	12
Professional fees	152		8	15
Federal and state registration fees	64		5	10
Reports to shareholders	652		4	4
Administrative fees	2,038		1	4
Insurance fees	37		—	—
Directors’ fees	176		—	1
Distribution fees	—		—	—
Shareholder servicing fees	—		—	—
Other expenses	73		3	14
Total expenses before waiver	40,924		56	208
Waiver of fees and/or expenses	—		(38)	(78)
Net expenses	40,924		18	130
Net investment income (loss)	19,718		(10)	(7)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, FORWARD CONTRACTS, FUTURES CONTRACTS AND SWAP CONTRACTS:
Net realized gain (loss) on:
Investments	31,324		(42)	68
Foreign currency transactions	(1,496)		(3)	84
Futures contracts	—		—	—
Swap contracts	—		—	—
Net increase (decrease) in unrealized appreciation/depreciation on:
Investments	1,095,232		363	1,542
Foreign currency translations	190		—	3
Forward contracts	—		—	—
Futures contracts	—		—	—
Swap contracts	—		—	—
Net realized and unrealized gain on investments, foreign currency transactions, forward contracts, future contracts and swap contracts	1,125,250		318	1,697
Net increase in net assets resulting from operations	$1,144,968		$308	$1,690

(a)	Net of foreign tax withholding of (in thousands) $5,002, $0, $14, $2, $1 and $1 respectively.

*	Commenced operations on October 15, 2012.
**	Commenced operations on August 29, 2012.

See accompanying Notes to Financial Statements.

58	SCOUT FUNDS SEMI-ANNUAL REPORT

Global Equity	Stock	Mid Cap		Small Cap	Low Duration Bond	Unconstrained Bond	Core Bond	Core Plus Bond
Fund	Fund	Fund		Fund	Fund**	Fund	Fund	Fund

$60 (a)	$703 (a)	$14,432	(a)	$1,982	$—	$—	$—	$—
—	—	2		—	82	841	1,639	5,308
60	703	14,434		1,982	82	841	1,639	5,308

22	203	5,081		833	11	144	417	1,006
39	43	366		111	26	38	61	135
21	68	1,049		190	11	42	38	42
12	5	44		9	3	6	12	20
14	16	36		20	10	15	23	30
14	10	68		13	8	18	28	50
2	7	83		20	7	3	7	13
1	17	327		56	2	12	52	126
—	—	6		1	—	—	1	2
—	2	31		5	—	—	5	11
—	—	—		—	—	—	3	33
—	—	—		—	—	—	1	19
10	4	14		7	5	8	19	24
135	375	7,105		1,265	83	286	667	1,511
(97)	(71)	—		—	(68)	(49)	(246)	(453)
38	304	7,105		1,265	15	237	421	1,058
22	399	7,329		717	67	604	1,218	4,250

37	3,766	33,838		7,630	1	928	3,140	9,726
(1)	—	—		—	—	—	—	—
—	—	—		—	—	503	—	—
—	—	—		—	—	1,239	327	4,801

433	(2,899)	23,735		14,295	105	823	930	3,373
—	—	—		—	—	—	—	—
—	—	—		—	—	146	—	—
—	—	—		—	—	154	—	—
—	—	—		—	—	(233)	(91)	(1,717)

469	867	57,573		21,925	106	3,560	4,306	16,183
$491	$1,266	$64,902		$22,642	$173	$4,164	$5,524	$20,433

DECEMBER 31, 2012	59

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	International Fund		Emerging Markets Fund	International Discovery Fund
	Six Months Ended		Period Ended	Six Months Ended
	December 31, 2012	Year Ended	December 31, 2012*	December 31, 2012	Year Ended
	(Unaudited)	June 30, 2012	(Unaudited)	(Unaudited)	June 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,718	$120,053	$(10)	$(7)	$109
Net realized gain (loss) on investments, foreign currency transactions, forward contracts, futures contracts and swap contracts	29,828	(144,269)	(45)	152	1,003
Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currencies translations, futures contracts and swap contracts	1,095,422	(988,700)	363	1,545	(6,269)
Net increase (decrease) in net assets resulting from operations	1,144,968	(1,012,916)	308	1,690	(5,157)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(82,366)	(116,927)	—	(123)	(162)
Tax return of capital	—	—	—	—	(25)
Net realized gain on securities	—	—	—	—	—
Total distributions to shareholders	(82,366)	(116,927)	—	(123)	(187)
CAPITAL SHARE TRANSACTIONS:
Shares sold	876,873	1,841,505	8,527	487	5,923
Shares issued for reinvestment of distributions	79,349	111,561	—	104	155
Redemption fees	56	290	—	1	2
Shares redeemed	(753,804)	(1,758,181)	(1)	(11,667)	(19,010)
Net increase (decrease) from capital share transactions	202,474	195,175	8,526	(11,075)	(12,930)
Net increase (decrease) in net assets	1,265,076	(934,668)	8,834	(9,508)	(18,274)
NET ASSETS:
Beginning of period	7,505,574	8,440,242	—	22,344	40,618
End of period	$8,770,650	$7,505,574	$8,834	$12,836	$22,344
Accumulated net investment income (loss)	2,556	65,204	(10)	(130)	—
TRANSACTIONS IN SHARES:
Shares sold	27,950	62,241	842	52	643
Shares reinvested	2,416	4,022	—	11	18
Shares redeemed	(24,057)	(60,053)	—	(1,276)	(2,104)
Net increase (decrease)	6,309	6,210	842	(1,213)	(1,443)

(a)	Includes (in thousands) $8,095 and 627 shares from the Scout TrendStar Small Cap Fund as part of the merger resulting from the reorganization of the Scout TrendStar Small Cap Fund into the Scout Small Cap Fund effective as of the close of business on September 30, 2011. See Note 3 in the accompanying Notes to Financial Statements.
*	Commenced operations on October 15, 2012.

**	Commenced operations on August 29, 2012.

See accompanying Notes to Financial Statements.

60	SCOUT FUNDS SEMI-ANNUAL REPORT

Global Equity Fund		Stock Fund		Mid Cap Fund		Small Cap Fund		Low Duration Bond Fund
Six Months Ended		Six Months Ended		Six Months Ended		Six Months Ended		Period Ended
December 31, 2012	Year Ended	December 31, 2012	Year Ended	December 31, 2012	Year Ended	December 31, 2012	Year Ended	December 31, 2012**
(Unaudited)	June 30, 2012	(Unaudited)	June 30, 2012	(Unaudited)	June 30, 2012	(Unaudited)	June 30, 2012	(Unaudited)

$22	$36	$399	$981	$7,329	$6,394	$717	$234	$67

36	(513)	3,766	6,372	33,838	(33,955)	7,630	9,778	1

433	125	(2,899)	(8,612)	23,735	(11,228)	14,295	(30,227)	105
491	(352)	1,266	(1,259)	64,902	(38,789)	22,642	(20,215)	173

(22)	(34)	(53)	(960)	(6,784)	(5,872)	(791)	—	(71)
—	—	—	—	—	—	—	—	—
—	—	(3,117)	—	(18,326)	(33,779)	—	—	(1)
(22)	(34)	(3,170)	(960)	(25,110)	(39,651)	(791)	—	(72)

78	735	1,959	8,694	310,775	1,117,514	3,279	20,150 (a)	11,297
22	34	3,074	916	21,528	33,404	754	—	72
—	—	—	—	32	300	—	8	—
(252)	(267)	(30,240)	(33,947)	(305,361)	(350,025)	(42,681)	(86,036)	(47)
(152)	502	(25,207)	(24,337)	26,974	801,193	(38,648)	(65,878)	11,322
317	116	(27,111)	(26,556)	66,766	722,753	(16,797)	(86,093)	11,423

5,116	5,000	85,092	111,648	1,240,832	518,079	230,500	316,593	—
$5,433	$5,116	$57,981	$85,092	$1,307,598	$1,240,832	$213,703	$230,500	$11,423
4	4	398	52	724	179	(59)	15	(4)

8	75	145	668	22,906	81,829	199	1,407 (a)	1,129
2	4	240	70	1,602	2,694	45	—	7
(25)	(29)	(2,233)	(2,625)	(22,489)	(26,140)	(2,573)	(5,592)	(5)
(15)	50	(1,848)	(1,887)	2,019	58,383	(2,329)	(4,185)	1,131

DECEMBER 31, 2012	61

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Unconstrained Bond Fund		Core Bond Fund		Core Plus Bond Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	December 31, 2012	Period Ended	December 31, 2012	Year Ended	December 31, 2012	Year Ended
	(Unaudited)	June 30, 2012*	(Unaudited)	June 30, 2012	(Unaudited)	June 30, 2012

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$604	$563	$1,218	$2,411	$4,250	$9,110
Net realized gain on investments, futures contracts and swap contracts	2,670	932	3,467	6,604	14,527	21,147
Net increase in unrealized appreciation/depreciation on investments and swap contracts	890	1,162	839	2,207	1,656	10,346
Net increase in net assets resulting from operations	4,164	2,657	5,524	11,222	20,433	40,603
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(523)	(641)	(1,456)	(2,704)	(4,263)	(10,952)
Class Y	—	—	(21)	(16)	(259)	(344)
Net realized gain on securities:
Institutional Class	(2,919)	(219)	(3,718)	(4,432)	(20,398)	(14,683)
Class Y	—	—	(89)	(19)	(1,633)	(384)
Total distributions to shareholders	(3,442)	(860)	(5,284)	(7,171)	(26,553)	(26,363)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Shares sold	79,305	31,543	84,771	76,433	79,353 (b)	110,454
Shares issued for reinvestment of distributions	3,402	850	4,817	6,501	22,751	22,445
Shares redeemed	(16,247)	(1,537)	(21,588)	(60,571)	(54,191)	(101,689)
Net increase from capital share transactions	66,460	30,856	68,000	22,363	47,913	31,210
Class Y:
Shares sold	1	—	3,767	2,373	16,200	30,570
Shares issued for reinvestment of distributions	—	—	110	33	1,797	685
Shares redeemed	—	—	(328)	(3,132)	(5,701)	(10,560)
Net increase (decrease) from capital share transactions	1	—	3,549	(726)	12,296	20,695
Net increase from capital share transactions	66,461	30,856	71,549	21,637	60,209	51,905
Net increase in net assets	67,183	32,653	71,789	25,688	54,089	66,145
NET ASSETS:
Beginning of period	32,653	—	172,320	146,632	470,243	404,098
End of period	$99,836	$32,653	$244,109	$172,320	$524,332	$470,243
Accumulated net investment income (loss)	31	(50)	(178)	81	(1,388)	(1,116)
TRANSACTIONS IN SHARES:
Institutional Class:
Shares sold	6,710	3,028	7,206	6,644	2,351 (b)	3,401
Shares reinvested	293	82	412	571	692	703
Shares redeemed	(1,377)	(146)	(1,832)	(5,274)	(1,607)	(3,144)
Net increase	5,626	2,964	5,786	1,941	1,436	960
Class Y:
Shares sold	—	—	319	206	481	942
Shares reinvested	—	—	9	3	55	22
Shares redeemed	—	—	(28)	(274)	(170)	(326)
Net increase (decrease)	—	—	300	(65)	366	638
Net increase	5,626	2,964	6,086	1,876	1,802	1,598

*	Commenced operations on September 29, 2011.
(b)	Includes (in thousands) $7,955 and 233 shares from an in-kind transfer of securities on November 30, 2012. See Note 1(i) in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

62	SCOUT FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT INTERNATIONAL FUND

	For the Six Months Ended
	December 31, 2012		For the Years Ended June 30,
	(Unaudited)		2012	2011	2010	2009	2008

Net asset value, beginning of period	$29.24		$33.70	$25.91	$23.13	$34.71	$36.35
Income from investment operations:
Net investment income	0.07		0.47	0.46	0.33	0.34	0.43
Net realized and unrealized gain (loss) on securities	4.36		(4.47)	7.80	2.79	(10.59)	(1.02)
Total from investment operations	4.43		(4.00)	8.26	3.12	(10.25)	(0.59)
Distributions from:
Net investment income	(0.32)		(0.46)	(0.47)	(0.34)	(0.35)	(0.45)
Net realized gain on securities	—		—	—	—	(0.98)	(0.60)
Total distributions	(0.32)		(0.46)	(0.47)	(0.34)	(1.33)	(1.05)
Net asset value, end of period	$33.35		$29.24	$33.70	$25.91	$23.13	$34.71
Total return	15.15	%(a)	(11.78)%	32.00%	13.41%	(29.17)%	(1.71)%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$8,771		$7,506	$8,440	$5,333	$3,423	$4,044
Ratio of expenses to average net assets	1.00	%(b)	0.99%	0.94%	0.97%	1.02%	0.96%
Ratio of net investment income to average net assets	0.48	%(b)	1.61%	1.50%	1.35%	1.56%	1.32%
Portfolio turnover rate	11	%(a)	20%	13%	12%	16%	17%

(a) Not annualized.

(b) Annualized.

SCOUT EMERGING MARKETS FUND (Fund Inception October 15, 2012)

	For the Period Ended
	December 31, 2012
	(Unaudited)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on securities	0.50
Total from investment operations	0.49
Net asset value, end of period	$10.49
Total return	4.90	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$9
Ratio of expenses to average net assets:
Net of waivers	1.40	%(b)
Before waivers	4.25	%(b)
Ratio of net investment loss to average net assets:
Net of waivers	(0.77	)%(b)
Before waivers	(3.62	)%(b)
Portfolio turnover rate	16	%(a)

(a) Not annualized.

(b) Annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2012	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT INTERNATIONAL DISCOVERY FUND (Fund Inception December 31, 2007)

	For the Six Months Ended						For the Period
	December 31, 2012		For the Years Ended June 30,				Ended June 30,
	(Unaudited)		2012	2011	2010	2009	2008

Net asset value, beginning of period	$8.86		$10.25	$7.74	$6.95	$9.73	$10.00
Income from investment operations:
Net investment income (loss)	(0.01)		0.04	0.04	0.02	0.05	0.06
Net realized and unrealized gain (loss) on securities	1.04		(1.36)	2.51	0.80	(2.69)	(0.27)
Total from investment operations	1.03		(1.32)	2.55	0.82	(2.64)	(0.21)
Distributions from:
Net investment income	(0.09)		(0.06)	(0.04)	(0.03)	(0.05)	(0.06)
Tax return of capital	—		(0.01)	—	—	—	—
Net realized gain on securities	—		—	—	—	(0.09)	—
Total distributions	(0.09)		(0.07)	(0.04)	(0.03)	(0.14)	(0.06)
Net asset value, end of period	$9.80		$8.86	$10.25	$7.74	$6.95	$9.73
Total return	11.68	%(a)	(12.86)%	32.91%	11.77%	(26.99)%	(2.09	)%(a)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$13		$22	$41	$23	$15	$12
Ratio of expenses to average net assets:
Net of waivers	1.60	%(b)	1.60%	1.60%	1.60%	1.60%	1.60	%(b)
Before waivers	2.56	%(b)	1.86%	1.68%	1.93%	3.27%	3.35	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waivers	(0.09	)%(b)	0.35%	0.46%	0.26%	0.94%	1.98	%(b)
Before waivers	(1.05	)%(b)	0.09%	0.38%	(0.07)%	(0.73)%	0.23	%(b)
Portfolio turnover rate	23	%(a)	40%	26%	26%	15%	12	%(a)

(a) Not annualized.

(b) Annualized.

SCOUT GLOBAL EQUITY FUND (Fund Inception June 30, 2011)

	For the Six Months Ended
	December 31, 2012		For the Year Ended
	(Unaudited)		June 30, 2012
Net asset value, beginning of period	$9.29		$10.00
Income from investment operations:
Net investment income	0.04		0.06
Net realized and unrealized gain (loss) on securities	0.86		(0.71)
Total from investment operations	0.90		(0.65)
Distributions from:
Net investment income	(0.04)		(0.06)
Net asset value, end of period	$10.15		$9.29
Total return	9.69	%(a)	(6.46)%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$5		$5
Ratio of expenses to average net assets:
Net of waivers	1.40	%(b)	1.40%
Before waivers	5.01	%(b)	5.25%
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.82	%(b)	0.70%
Before waivers	(2.79	)%(b)	(3.15)%
Portfolio turnover rate	51	%(a)	168%

(a) Not annualized.

(b) Annualized.

See accompanying Notes to Financial Statements.

64	SCOUT FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT STOCK FUND

	For the Six Months Ended
	December 31, 2012		For the Years Ended June 30,
	(Unaudited)		2012	2011	2010	2009	2008

Net asset value, beginning of period	$13.41		$13.56	$10.61	$9.96	$12.98	$15.23
Income from investment operations:
Net investment income	0.09		0.16	0.14	0.10	0.11	0.16
Net realized and unrealized gain (loss) on securities	0.12		(0.16)	2.95	0.65	(2.88)	(0.50)
Total from investment operations	0.21		—	3.09	0.75	(2.77)	(0.34)
Distributions from:
Net investment income	(0.01)		(0.15)	(0.14)	(0.10)	(0.11)	(0.15)
Net realized gain on securities	(0.72)		—	—	—	(0.14)	(1.76)
Total distributions	(0.73)		(0.15)	(0.14)	(0.10)	(0.25)	(1.91)
Net asset value, end of period	$12.89		$13.41	$13.56	$10.61	$9.96	$12.98
Total return	1.56	%(a)	0.03%	29.13%	7.50%	(21.34)%	(3.14)%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$58		$85	$112	$100	$105	$90
Ratio of expenses to average net assets:
Net of waivers	0.90	%(b)	0.90%	0.90%	0.90%	0.90%	0.90%
Before waivers	1.11	%(b)	1.00%	0.93%	0.96%	0.94%	0.93%
Ratio of net investment income to average net assets:
Net of waivers	1.18	%(b)	1.05%	1.02%	0.86%	1.13%	1.08%
Before waivers	0.97	%(b)	0.95%	0.99%	0.80%	1.09%	1.05%
Portfolio turnover rate	38	%(a)	117%	74%	69%	46%	77%

(a) Not annualized.

(b) Annualized.

SCOUT MID CAP FUND

	For the Six Months Ended
	December 31, 2012		For the Years Ended June 30,
	(Unaudited)		2012	2011	2010	2009	2008

Net asset value, beginning of period	$13.25		$14.68	$10.39	$8.30	$11.28	$12.01
Income from investment operations:
Net investment income	0.08		0.09	0.07	0.04	0.02	—
Net realized and unrealized gain (loss) on securities	0.61		(0.86)	4.88	2.09	(2.98)	0.17
Total from investment operations	0.69		(0.77)	4.95	2.13	(2.96)	0.17
Distributions from:
Net investment income	(0.07)		(0.08)	(0.06)	(0.04)	(0.02)	—
Tax return of capital	—		—	—	—	—	(0.07)
Net realized gain on securities	(0.20)		(0.58)	(0.60)	—	—	(0.83)
Total distributions	(0.27)		(0.66)	(0.66)	(0.04)	(0.02)	(0.90)
Net asset value, end of period	$13.67		$13.25	$14.68	$10.39	$8.30	$11.28
Total return	5.20	%(a)	(4.94)%	48.34%	25.61%	(26.27)%	1.39%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,308		$1,241	$518	$156	$56	$44
Ratio of expenses to average net assets:
Net of reimbursements	1.09	%(b)	1.06%	1.04%	1.13%	1.40%	1.40%
Before reimbursements	1.09	%(b)	1.06%	1.04%	1.10%	1.39%	1.31%
Ratio of net investment income to average net assets:
Net of reimbursements	1.12	%(b)	0.71%	0.71%	0.40%	0.35%	(0.49)%
Before reimbursements	1.12	%(b)	0.71%	0.71%	0.43%	0.36%	(0.40)%
Portfolio turnover rate	71	%(a)	217%	195%	184%	360%	415%

(a) Not annualized.

(b) Annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2012	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

Scout Small Cap FUND

	For the Six Months Ended
	December 31, 2012		For the Years Ended June 30,
	(Unaudited)		2012		2011	2010	2009	2008

Net asset value, beginning of period	$15.82		$16.88		$12.06	$10.98	$16.11	$18.91
Income from investment operations:
Net investment income (loss)	0.06		0.02		(0.04)	(0.06)	(0.04)	—
Net realized and unrealized gain (loss) on securities	1.63		(1.08)		4.86	1.14	(5.09)	(1.40)
Total from investment operations	1.69		(1.06)		4.82	1.08	(5.13)	(1.40)
Distributions from:
Net investment income	(0.06)		—		—	—	—	—
Net realized gain on securities	—		—		—	—	—	(1.40)
Total distributions	(0.06)		—		—	—	—	(1.40)
Net asset value, end of period	$17.45		$15.82		$16.88	$12.06	$10.98	$16.11
Total return	10.72	%(a)	(6.28)%		39.97%	9.84%	(31.84)%	(7.90)%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$214		$230		$317	$379	$476	$674
Ratio of expenses to average net assets	1.14	%(b)	1.12%		1.03%	1.06%	1.08%	1.01%
Ratio of net investment income (loss) to average net assets	0.64	%(b)	0.09%		(0.21)%	(0.41)%	(0.36)%	(0.45)%
Portfolio turnover rate	11	%(a)	38	%(c)	63%	358%	327%	226%

(a)	Not annualized.
(b)	Annualized.
(c)	The denominator in the portfolio turnover calculation does not include the value of securities previously owned by the TrendStar Small Cap Fund, which was reorganized into the Small Cap Fund effective as of the close of business on September 30, 2011.

SCOUT LOW DURATION BOND FUND (Fund Inception August 29, 2012)

	For the Period Ended
	December 31, 2012
	(Unaudited)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on securities	0.11
Total from investment operations	0.17
Distributions from:
Net investment income	(0.07)
Net realized gain on securities	—	(a)
Total distributions	(0.07)
Net asset value, end of period	$10.10
Total return	1.66	%(b)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$11
Ratio of expenses to average net assets:
Net of waivers	0.40	%(c)
Before waivers	2.23	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waivers	1.81	%(c)
Before waivers	(0.02	)%(c)
Portfolio turnover rate	26	%(b)

(a) Resulted in less than $0.005 per share.

(b) Not annualized.

(c) Annualized.

See accompanying Notes to Financial Statements.

66	SCOUT FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT UNCONSTRAINED BOND FUND — INSTITUTIONAL CLASS (Class Inception September 29, 2011)

	For the Six Months Ended
	December 31, 2012		For the Period Ended
	(Unaudited)		June 30, 2012

Net asset value, beginning of period	$11.02		$10.00
Income from investment operations:
Net investment income	0.13		0.35
Net realized and unrealized gain on securities	1.06		1.22
Total from investment operations	1.19		1.57
Distributions from:
Net investment income	(0.11)		(0.37)
Net realized gain on securities	(0.48)		(0.18)
Total distributions	(0.59)		(0.55)
Net asset value, end of period	$11.62		$11.02
Total return	10.82	%(a)	16.23	%(a)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$100		$33
Ratio of expenses to average net assets:
Net of waivers	0.99	%(b)	0.99	%(b)
Before waivers	1.19	%(b)	1.62	%(b)
Ratio of net investment income to average net assets:
Net of waivers	2.51	%(b)	3.60	%(b)
Before waivers	2.31	%(b)	2.97	%(b)
Portfolio turnover rate	64	%(a)	224	%(a)

(a) Not annualized.

(b) Annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2012	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — INSTITUTIONAL CLASS*

	For the Six Months Ended
	December 31, 2012		For the Years Ended June 30,
	(Unaudited)		2012	2011	2010(a)	2009(a)	2008(a)
Net asset value, beginning of period	$11.61		$11.31	$11.09	$9.94	$9.86	$9.56
Income from investment operations:
Net investment income	0.07		0.20	0.25	0.38 (b)	0.69	0.46
Net realized and unrealized gain on securities	0.26		0.71	0.26	1.15	0.08	0.29
Total from investment operations	0.33		0.91	0.51	1.53	0.77	0.75
Distributions from:
Net investment income	(0.09)		(0.22)	(0.29)	(0.38)	(0.69)	(0.45)
Net realized gain on securities	(0.19)		(0.39)	—	—	—	—
Total distributions	(0.28)		(0.61)	(0.29)	(0.38)	(0.69)	(0.45)
Net asset value, end of period	$1166		$11.61	$11.31	$11.09	$9.94	$9.86
Total return	2.82	%(c)	8.24%	4.54%	15.60%	8.64%	7.89%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$238		$170	$144	$66	$51	$100
Ratio of expenses to average net assets:
Net of waivers	0.40	%(d)	0.40%	0.38%	0.35%	0.35%	0.30%
Before waivers	0.64	%(d)	0.67%	0.64%	0.72%	0.69%	0.66%
Ratio of net investment income to average net assets:
Net of waivers	1.17	%(d)	1.69%	2.09%	3.60%	6.72%	4.65%
Before waivers	0.93	%(d)	1.42%	1.83%	3.23%	6.38%	4.29%
Portfolio turnover rate	237	%(c)	586%	564%	1,063%	414%	965%

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Fund, which was reorganized into the Scout Funds family as the Scout Core Bond Fund – Institutional Class after the close of business on April 21, 2011.
(a)	In connection with the reorganization of the Frontegra Columbus Core Fund into the Scout Core Bond Fund — Institutional Class, a conversion factor of 1.04 was applied to the June 30, 2010 through June 30, 2007 per share amounts to properly reflect the historical performance of the Fund. See Note 3 in the accompanying Notes to Financial Statements.
(b)	Per share net investment income has been calculated using the daily average share method.
(c)	Not annualized.
(d)	Annualized.

SCOUT CORE BOND FUND — CLASS Y (Class Inception April 21, 2011)

	For the Six Months Ended			For the Period
	December 31, 2012		For the Year Ended	Ended June 30,
	(Unaudited)		June 30, 2012	2011

Net asset value, beginning of period	$11.61		$11.30	$11.19
Income from investment operations:
Net investment income	0.06		0.18	0.04
Net realized and unrealized gain on securities	0.25		0.71	0.11
Total from investment operations	0.31		0.89	0.15
Distributions from:
Net investment income	(0.07)		(0.19)	(0.04)
Net realized gain on securities	(0.19)		(0.39)	—
Total distributions	(0.26)		(0.58)	(0.04)
Net asset value, end of period	$11.66		$11.61	$11.30
Total return	2.71	%(a)	8.06%	1.33	%(a)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$6		$2	$3
Ratio of expenses to average net assets:
Net of waivers	0.62	%(b)	0.57%	0.80	%(b)
Before waivers	0.86	%(b)	0.84%	0.96	%(b)
Ratio of net investment income to average net assets:
Net of waivers	0.95	%(b)	1.52%	1.25	%(b)
Before waivers	0.71	%(b)	1.25%	1.09	%(b)
Portfolio turnover rate	237	%(a)	586%	564	%(a)

(a)	Not annualized.
(b)	Annualized.

See accompanying Notes to Financial Statements.

68	SCOUT FUNDS SEMI-ANNUAL REPORT

financial highlights

Per share income and capital changes for a share outstanding throughout each period.

Scout Core Plus BOND FUND — Institutional Class*

	For the Six Months Ended
	December 31, 2012		For the Years Ended June 30,
	(Unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of period	$33.03		$31.97	$32.70	$30.40	$30.73	$30.40
Income from investment operations:
Net investment income	0.30		0.76	1.08	1.84	2.50	1.48
Net realized and unrealized gain on securities	1.10		2.51	0.73	3.80	0.16	0.61
Total from investment operations	1.40		3.27	1.81	5.64	2.66	2.09
Distributions from:
Net investment income	(0.31)		(0.92)	(1.31)	(1.90)	(2.33)	(1.49)
Net realized gain on securities	(1.43)		(1.29)	(1.23)	(1.44)	(0.66)	(0.27)
Total distributions	(1.74)		(2.21)	(2.54)	(3.34)	(2.99)	(1.76)
Net asset value, end of period	$32.69		$33.03	$31.97	$32.70	$30.40	$30.73
Total return	4.26	%(a)	10.61%	5.80%	19.12%	10.52%	6.92%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$485		$442	$398	$414	$397	$434
Ratio of expenses to average net assets:
Net of waivers	0.40	%(b)	0.40%	0.38%	0.35%	0.35%	0.30%
Before waivers	0.58	%(b)	0.56%	0.50%	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets:
Net of waivers	1.71	%(b)	2.25%	3.34%	5.49%	8.82%	4.87%
Before waivers	1.53	%(b)	2.09%	3.22%	5.35%	8.68%	4.68%
Portfolio turnover rate	249	%(a)	593%	623%	1,006%	424%	1,093%

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund – Institutional Class, which was reorganized into the Scout Funds family as the Scout Core Plus Bond Fund – Institutional Class as of the close of business on April 21, 2011.

(a)	Not annualized.

(b)	Annualized.

Scout Core Plus BOND FUND — Class Y (Class Inception November 12, 2009)*

	For the Six Months Ended				For the Period
	December 31, 2012		For the Years Ended, June 30,		Ended June 30,
	(Unaudited)		2012	2011	2010
Net asset value, beginning of period	$33.03		$31.98	$32.69	$33.08
Income from investment operations:
Net investment income	0.25		0.80	0.59	0.98
Net realized and unrealized gain on securities	1.10		2.39	1.10	1.30
Total from investment operations	1.35		3.19	1.69	2.28
Distributions from:
Net investment income	(0.26)		(0.85)	(1.17)	(1.23)
Net realized gain on securities	(1.43)		(1.29)	(1.23)	(1.44)
Total distributions	(1.69)		(2.14)	(2.40)	(2.67)
Net asset value, end of period	$32.69		$33.03	$31.98	$32.69
Total return	4.10	%(a)	10.34%	5.41%	7.33	%(a)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$39		$28	$6	$4
Ratio of expenses to average net assets:
Net of waivers	0.70	%(b)	0.57%	0.78%	0.75	%(b)
Before waivers	088	%(b)	0.73%	0.90%	0.89	%(b)
Ratio of net investment income to average net assets:
Net of waivers	1.41	%(b)	2.09%	2.90%	4.12	%(b)
Before waivers	123	%(b)	1.93%	2.78%	3.98	%(b)
Portfolio turnover rate	249	%(a)	593%	623%	1,006	%(a)

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund – Institutional Class, which was reorganized into the Scout Funds family as the Scout Core Plus Bond Fund – Institutional Class as of the close of business on April 21, 2011.

(a)	Not annualized.

(b)	Annualized.

See accompanying Notes to Financial Statements.

December 31, 2012	69

Notes to Financial Statements

December 31, 2012 (Unaudited)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of the following eleven diversified portfolios: Scout International Fund (“International” or “International Fund”), Scout Emerging Markets Fund (“Emerging Markets” or “Emerging Markets Fund”), Scout International Discovery Fund (“International Discovery” or “International Discovery Fund”), Scout Global Equity Fund (“Global Equity” or “Global Equity Fund”), Scout Stock Fund (“Stock” or “Stock Fund”), Scout Mid Cap Fund (“Mid Cap” or “Mid Cap Fund”), Scout Small Cap Fund (“Small Cap” or “Small Cap Fund”), Scout Low Duration Bond Fund (“Low Duration Bond” or “Low Duration Bond Fund”), Scout Unconstrained Bond Fund (“Unconstrained Bond” or “Unconstrained Bond Fund”), Scout Core Bond Fund (“Core Bond” or “Core Bond Fund”) and Scout Core Plus Bond Fund (“Core Plus Bond” or “Core Plus Bond Fund”) (individually referred to as a “Fund,” or collectively as the “Funds”). Prior to October 31, 2006, the International Fund was known as the UMB Scout WorldWide Fund. Prior to July 1, 2009, the Trust was known as UMB Scout Funds. Prior to March 11, 2011, the Core Bond Fund was known as the Scout Bond Fund. After the close of business on September 30, 2011, the Scout TrendStar Small Cap Fund was reorganized into the Small Cap Fund. For financial statement purposes, the Small Cap Fund is considered the accounting survivor of the reorganization. Effective December 31, 2012, all existing and outstanding shares of the Unconstrained Bond Fund were designated as “Institutional Class” shares and a new class of shares of the Fund (“Class Y” shares) were offered to investors. In connection with the share class restructuring, the Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through December 31, 2013 in order to limit the “Total Annual Fund Operating Expenses” (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) to no more than 0.50% for Institutional Class shares of the Unconstrained Bond Fund and 0.80% for Class Y shares of the Unconstrained Bond Fund. The Unconstrained Bond Fund – Class Y commenced operations with its initial NAV on December 31, 2012. The only operational activity was the seed money of $1,000, therefore no Financial Highlights statement is being included within this Report for that Class.

The Funds’ investment objectives are as follows:

Fund	Investment Objective
International	Long-term growth of capital and income
Emerging Markets	Long-term growth of capital
International Discovery	Long-term growth of capital
Global Equity	Long-term growth of capital
Stock	Long-term growth of capital and income
Mid Cap	Long-term growth of capital
Small Cap	Long-term growth of capital
Low Duration Bond	High level of total return consistent with the preservation of capital
Unconstrained Bond	Maximize total return consistent with the preservation of capital
Core Bond	High level of total return consistent with the preservation of capital
Core Plus Bond	High level of total return consistent with the preservation of capital

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)

Security Valuations — Each security owned by a Fund that is listed on an exchange, except the NASDAQ National Market® and Small Cap® exchanges, is valued at its last sale price on that exchange on the date when Fund assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. NASDAQ National Market® and Small Cap® securities will be valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ’s published procedures if it falls outside this range. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service, which utilizes reported trades, dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days may be valued at amortized cost. Swaps, such as credit default swaps, are valued by an independent pricing service. If a security purchased on behalf of a Fund is not priced by an independent pricing service, Scout Investments, Inc. (the “Advisor”) shall determine whether market quotations are readily available. If market quotations are readily available, the Advisor shall obtain a price from an independent dealer based on the current closing bid price.

When a Fund buys a when-issued security or a mortgage-backed security and the security is not yet being priced by a pricing service, the securities will be valued at their fair value as determined in good faith by the Advisor implementing procedures adopted by the Board of Trustees of the Trust (the “Board”). Options are valued at the mean between the current bid and asked prices. Futures contracts are valued at the last reported sale price at valuation time on the exchange on which they are traded. Foreign equity securities, debt securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by the pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of 4:00 p.m. Eastern Standard Time. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded, unless the last sale price may not reflect the appropriate fair market value of the security. In circumstances where the last sale price may not reflect the appropriate fair market value of the security, fair value shall be determined in accordance with the procedures adopted by the Board. Foreign forward currency contracts are valued at the mean between the bid and asked exchange rates. Rights and warrants are generally valued at the last sale price at the close of the exchange on which the security to which the right or warrant relates is principally traded. Redeemable securities issued by open-end investment companies are valued on any given business day using the respective closing Net Asset Values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. Restricted securities will generally be priced at fair value in accordance with the procedures adopted by the Board. If any short positions are maintained by the Fund,

70	SCOUT FUNDS SEMI-ANNUAL REPORT

including short positions in options and futures contracts, they shall be valued in accordance with the same methodologies and procedures with respect to equity investments.

When market quotations are not readily available or are unreliable, any security or other asset is valued at its fair value as determined in good faith by the Advisor using procedures adopted by, and under the supervision of, the Board. A Fund will also value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its NAV.

The Funds’ fair value pricing of securities traded on foreign exchanges utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The Funds may rely on the third-party pricing service’s prices to reflect events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the New York Stock Exchange (“NYSE”). In certain circumstances, if events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing services will provide revised values to the Funds. The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices.

In the event that a fair valuation determination is necessary with respect to a security or other asset of the Funds for which a market quotation is not readily available or is unreliable, the Valuation Committee shall consider all appropriate factors relevant to the value of the security or other asset and shall determine the method of arriving at the fair value thereof. Generally, any member of the Valuation Committee can make the valuation determination with consent of another voting member of the Valuation Committee that is not on the Fund team affected, but, if feasible, should involve a member of fund accounting and the Fund manager. As a general principle, the “fair value” of a security or other asset should be the amount that the Fund might reasonably expect to realize upon the current sale of the security or other asset. Valuation policies and procedures are reviewed annually by the Board. Quarterly, the Board analyzes fair valued securities utilized in the Funds during the period as well as reviews the independent third party fair valuation analysis report. On December 31, 2012, certain securities within the International, Emerging Markets, International Discovery and Global Equity Funds were fair valued by an independent third party in accordance with the fair value policy procedures adopted by the Board.

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Amortized cost approximates the current market value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

The Funds have adopted Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards. Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Funds’ assets:

International:
Security Type/Sector	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Consumer Discretionary	$494,505,217	$776,885,955	$—	$1,271,391,172
Consumer Staples	699,249,993	389,174,209	—	1,088,424,202
Energy	570,618,594	85,201,466	—	655,820,060
Financials	1,264,739,677	577,956,768	—	1,842,696,445
Health Care	480,369,715	503,111,981	—	983,481,696
Industrials	783,256,660	223,728,861	—	1,006,985,521
Information Technology	237,630,440	283,771,562	—	521,402,002
Materials	546,779,882	209,060,139	—	755,840,021
Telecommunication Services	164,401,113	255,702,721	—	420,103,834
Utilities	—	44,630,119	—	44,630,119
Short-Term Investments	158,100,000	—	—	158,100,000
Total Investments	$5,399,651,291	$3,349,223,781	$—	$8,748,875,072

(Continued on next page)

December 31, 2012	71

Notes to Financial Statements (Continued)

December 31, 2012 (Unaudited)

Emerging Markets:

Security Type/Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$753,097	$609,011	$—	$1,362,108
Consumer Staples	787,714	376,503	—	1,164,217
Energy	568,325	158,588	—	726,913
Financials	305,862	410,142	—	716,004
Health Care	722,663	639,238	—	1,361,901
Industrials	—	726,686	—	726,686
Information Technology	204,638	518,805	—	723,443
Materials	134,935	610,352	—	745,287
Telecommunication Services	304,497	654,161	—	958,658
Total Common Stocks	$3,781,731	$4,703,486	$—	$8,485,217

International Discovery:

Security Type/Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$696,528	$921,404	$—	$1,617,932
Consumer Staples	607,697	256,410	—	864,107
Energy	224,738	302,529	—	527,267
Financials	—	1,336,558	—	1,336,558
Health Care	292,883	1,226,933	—	1,519,816
Industrials	518,027	2,216,111	—	2,734,138
Information Technology	135,650	1,870,305	—	2,005,955
Materials	435,002	1,376,653	—	1,811,655
Telecommunication Services	—	223,084	—	223,084
Utilities	—	180,229	—	180,229
Total Common Stocks	$2,910,525	$9,910,216	$—	$12,820,741

Global Equity:

Security Type/Sector	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Consumer Discretionary	$523,269	$108,025	$—	$631,294
Consumer Staples	488,858	12,391	—	501,249
Energy	546,583	—	—	546,583
Financials	687,219	183,102	—	870,321
Health Care	526,496	84,647	—	611,143
Industrials	489,314	120,658	—	609,972
Information Technology	514,488	104,518	—	619,006
Materials	295,751	36,054	—	331,805
Telecommunication Services	87,838	—	—	87,838
Utilities	126,295	6,771	—	133,066
Exchange-Traded Funds	411,933	—	—	411,933
Total Investments	$4,698,044	$656,166	$—	$5,354,210

Stock:

Security Type	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$56,628,935	$—	$—	$56,628,935

Mid Cap:

Security Type	Level 1	Level 2	Level 3	Total
Investments
Common Stocks(a)	$1,277,942,661	$—	$—	$1,277,942,661
Short-Term Investments	28,000,000	—	—	28,000,000
Total Investments	$1,305,942,661	$—	$—	$1,305,942,661

72	SCOUT FUNDS SEMI-ANNUAL REPORT

Small Cap:

Security Type	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$213,621,719	$—	$—	$213,621,719

Low Duration Bond:

Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$811,848	$—	$811,848
Commercial Mortgage-Backed Securities	—	1,645,798	—	1,645,798
Corporate Bonds	—	6,874,766	—	6,874,766
Mortgage-Backed Securities	—	1,682,005	—	1,682,005
U.S. Government and Agencies	—	210,758	—	210,758
Short-Term Investments	110,359	—	—	110,359
Total Investments	$110,359	$11,225,175	$—	$11,335,534

Unconstrained Bond:

Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$10,290,650	$—	$10,290,650
Corporate Bonds	—	35,581,098	—	35,581,098
Short-Term Investments	59,928,754	—	—	59,928,754
Total Investments	$59,928,754	$45,871,748	$—	$105,800,502
Other Financial Instruments(b)
Forward Contracts	$146,238	$—	$—	$146,238
Futures Contracts	156,140	—	—	156,140
Swap Contracts	—	85,827	—	85,827
Total Other Financial Instruments	$302,578	$85,827	$—	$388,205

Core Bond:

Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$21,286,159	$—	$21,286,159
Commercial Mortgage-Backed Securities	—	18,142,118	—	18,142,118
Corporate Bonds	—	72,170,889	—	72,170,889
Mortgage-Backed Securities	—	34,596,963	—	34,596,963
U.S. Government and Agencies	—	84,189,439	—	84,189,439
Short-Term Investments	11,228,413	—	—	11,228,413
Total Investments	$11,228,413	$230,385,568	$—	$241,613,981

Core Plus Bond:

Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$63,689,960	$—	$63,689,960
Commercial Mortgage-Backed Securities	—	43,174,342	—	43,174,342
Corporate Bonds	—	172,934,995	—	172,934,995
Mortgage-Backed Securities	—	76,782,210	—	76,782,210
U.S. Government and Agencies	—	144,469,487	—	144,469,487
Short-Term Investments	21,065,854	—	—	21,065,854
Total Investments	$21,065,854	$501,050,994	$—	$522,116,848

(a)	For a detailed break-out of common stocks by sector classification, please refer to the Schedule of Investments.

(b)	Other financial instruments are derivative instruments, such as forward contracts, futures contracts and swap contracts. Forward contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(Continued on next page)

December 31, 2012	73

Notes to Financial Statements (Continued)

December 31, 2012 (Unaudited)

The Funds did not hold any Level 3 investments during the six months ended December 31, 2012. It is the Funds’ policy to recognize transfers between Levels at the end of the period. As of June 30, 2012 and December 31, 2012, the International, International Discovery and Global Equity Funds held Level 2 securities due to the Funds performing a fair value adjustment. A security’s classification as Level 1 or Level 2 within these Funds can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the Funds calculate their NAV. Per the Funds’ Pricing and Fair Value Determinations Policies and Procedures, if the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

The following is a reconciliation of transfers between Levels from June 30, 2012 to December 31, 2012, represented by recognizing the December 31, 2012 market value of securities previously classified as Level 1 or 2 as of June 30, 2012 that transferred hierarchies to Level 1 or 2 as of December 31, 2012:

		International	Global
	International	Discovery	Equity
Transfers into Level 1	$—	$578,945	$10,417
Transfers out of Level 1	(137,800,452)	(283,930)	—
Net transfers in (out) of Level 1	$(137,800,452)	$295,015	$10,417

Transfers into Level 2	$137,800,452	$283,930	$—
Transfers out of Level 2	—	(578,945)	(10,417)
Net transfers in (out) of Level 2	$137,800,452	$(295,015)	$(10,417)

Derivatives and Hedging requires enhanced disclosure about the Funds’ derivative and hedging activities. The International, Emerging Markets, International Discovery and Global Equity Funds’ policies permit the Funds to enter into forward foreign currency exchange contracts (“FFCECs”) principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. The investment policies of the remaining Funds are such that they are not permitted to invest in FFCECs. FFCECs involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The FFCECs were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into FFCECs include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.

During the six months ended December 31, 2012, the International Fund entered into 89 FFCECs resulting in a realized loss of (in thousands) $757. The Emerging Markets Fund entered into 35 FFCECs resulting in a realized gain of (in thousands) $5. The International Discovery Fund entered into 106 FFCECs resulting in a realized loss of (in thousands) $43. The Global Equity Fund entered into 23 FFCECs resulting in a realized loss of (in thousands) $1. These amounts are included within the “Net realized gain (loss) on investments” on the Statement of Operations.

As of December 31, 2012, the Emerging Markets and International Discovery had no open FFCECs while the International Fund held one open FFCEC and the Global Equity Fund held two open FFCECs with minimal unrealized appreciation (depreciation).

The Low Duration Bond, Unconstrained Bond and Core Plus Bond Fund’s policies permit the Funds to enter into currency forward contracts (“FWDCs”) in order to hedge the impact of adverse changes in the relationships between the US$ and various foreign currencies, or for any other lawful purpose. FWDCs are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date.

The risks to the Funds of entering into FWDCs include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets.

During the six months ended December 31, 2012, the Low Duration Bond and Core Plus Bond Funds entered into zero FWDCs. The Unconstrained Bond Fund entered into two FWDCs resulting in no realized gain (loss) as they are still outstanding. These amounts are included within the “Net realized gain (loss) on forward contracts” on the Statement of Operations.

As of December 31, 2012, the Low Duration Bond and Core Plus Bond Funds held no open FWDCs while the Unconstrained Bond Fund held two open FWDCs with net unrealized appreciation of (in thousands) $146.

The Low Duration Bond, Unconstrained Bond, Core Bond and Core Plus Bond Funds’ policies permit the Funds to enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event

74	SCOUT FUNDS SEMI-ANNUAL REPORT

is typically a default. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. The Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.

During the six months ended December 31, 2012, the Low Duration Bond Fund entered into zero swap contracts. The Unconstrained Bond Fund entered into 13 swap contracts resulting in a realized gain of (in thousands) $1,239. The Core Bond Fund entered into 6 swap contracts resulting in a realized gain of (in thousands) $327. The Core Plus Bond Fund entered into 14 swap contracts resulting in a realized gain of (in thousands) $4,801. These amounts are included within the “Net realized gain (loss) on swap contracts” on the Statement of Operations.

As of December 31, 2012, the Low Duration Bond, Core Bond and Core Plus Bond Funds held no open swap contracts while the Unconstrained Bond Fund had sale contracts outstanding with Maximum Payout Amounts aggregating (in thousands) $10,200 with net unrealized appreciation of (in thousands) $86. Pleged collateral for swap contracts is presented in the Statements of Assets and Liabilities.

The Low Duration Bond, Unconstrained Bond, Core Bond and Core Plus Bond Funds’ policies permit the Funds to enter into futures contracts (“Futures”), including index and interest rate Futures.

Upon entering into Futures with a broker, the Funds are required to deposit into a segregated account a specified amount of cash known as the margin. Margin must be deposited by each Fund in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures. Futures are valued daily and unrealized gains or losses are recorded as variation margin. Daily, the Funds receive from, or pay to, the broker a specified amount of cash based upon changes in variation margin. When a contract is closed, the Funds recognize a realized gain or loss.

The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. The purchase of Futures involves the risk that the Fund could lose more than the original margin. Pleged collateral for Futures is presented in the Statements of Assets and Liabilities.

During the six months ended December 31, 2012, the Unconstrained Bond Fund entered into 41 Futures resulting in a realized gain of (in thousands) $503. The Low Duration Bond, Core Bond and Core Plus Bond entered into zero Futures. These amounts are included within the “Net realized gain (loss) on futures contracts” on the Statement of Operations.

As of December 31, 2012, the Low Duration Bond, Core Bond and Core Plus Bond Funds held no open Futures while the Unconstrained Bond Fund held one open Futures with net unrealized appreciation of (in thousands) $156.

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December 31, 2012	75

Notes to Financial Statements (Continued)
December 31, 2012 (Unaudited)

(b)	Foreign Currency and Risk — Amounts denominated in, or expected to settle in, foreign currencies (“FCs”) are translated into United States dollars (“US$”) at rates provided by an independent pricing service on the following basis:

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern Daylight Time on December 31, 2012.

ii.	Purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statement of Operations.

Reported net realized foreign currency gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(c)	Federal Income Taxes — The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more likely- than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2012, the following funds had net capital loss carryovers:

(in thousands)	International	Global Equity	Stock

For losses expiring June 30,
2017	$101,374	$—	$—
2018	245,410	—	1,127
2019	—	—	—
Not subject to expiration:
Short-term	112,334	305	—

	$459,118	$305	$1,127

(in thousands)	Mid Cap	Small Cap

For losses expiring June 30,
2016	$—	$1,251
2017	—	313
2018	—	59,220
2019	—	—
Not subject to expiration:
Short-term	10,047	—

	$10,047	$60,784

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2012, the International Discovery, Stock, Small Cap and Core Bond Funds utilized (in thousands) $1,534, $6,332, $9,504 and $2,686, respectively, of their capital loss carryovers.

Included in the net capital loss carryover for the Small Cap Fund is (in thousands) $1,564 of capital loss carryovers subject to certain limitations upon availability to offset future gains, if any, as the successor of a merger. Small Cap Fund forfeited (in thousands) $31,941 of capital loss carryovers acquired from the TrendStar Small Cap Fund due to the change in ownership rules in the tax law.

Under the The Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2012, the International Discovery, International, Global Equity, Small Cap and Unconstrained Bond Funds had (in thousands) $577, $21,854, $150, $257 and $102 of post-October losses, respectively, which are deferred until July 1, 2012 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

(d)	Distributions to Shareholders — Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as net operating losses.

76	SCOUT FUNDS SEMI-ANNUAL REPORT

(e)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(f)	Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(g)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(h)	Multiple Share Classes – Bond Funds — The Unconstrained Bond, Core Bond and Core Plus Bond Funds each offer two classes of shares (Institutional Class and Class Y). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(i)	Transfer in-kind – Core Plus Bond Fund — On November 30, 2012, the Core Plus Bond Fund received an in-kind transfer of securities from the account of an advisory client separately managed by the Advisor. The transfer was non-taxable, whereby the Fund issued 233,033 shares equal to the market value of the securities received. The investment portfolio of the securities transferred had a fair value of $7,955,408. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a)	Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2012 through December 31, 2012:

International — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Emerging Markets — 0.85% of average daily net assets.

International Discovery — 0.95% of the first $1 billion of average daily net assets and 0.85% of average daily net assets over $1 billion.

Global Equity — 0.80% of average daily net assets.

Stock — 0.60% of the first $1 billion of average daily net assets and 0.575% of average daily net assets over $1 billion.

Mid Cap — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Small Cap — 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

Low Duration Bond — 0.30% of average daily net assets.

Unconstrained Bond — 0.60% of average daily net assets.

Core Bond and Core Plus Bond — 0.40% of average daily net assets.

The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2013 for the Emerging Markets, International Discovery, Global Equity, Stock, Mid Cap and Low Duration Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees and non-routine expenses and, with respect to the Low Duration Bond Fund, excluding any short sale dividend and interest expenses) do not exceed 1.40%, 1.60%, 1.40%, 0.90%, 1.40% and 0.40%, respectively, of each Fund’s average daily net assets. Through December 31, 2012, the Advisor had entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses for the Unconstrained Bond Fund to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) did not exceed 0.99% of the Fund’s average daily net assets. In connection with the share class restructuring, effective December 31, 2012, the Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through December 31, 2013 for the Unconstrained Bond Fund to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) do not exceed 0.50% for Institutional Class shares and 0.80% for Class Y shares of the Fund’s average daily net assets. The Advisor has entered into contractual agreements to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2013 for the Core Bond and Core Plus Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, non-routine expenses, Rule 12b-1 fees, shareholder servicing fees and, from April 21, 2013 through October 31, 2013, excluding short sale dividend and interest expenses) do not exceed 0.40% of each Fund’s average daily net assets. After their expiration date, the Trust’s Board and the Advisor may agree to continue, modify or terminate the expense limitation arrangements.

Under the expense limitation agreements described above, the Advisor retains the right to seek reimbursement from each of the Emerging Markets, International Discovery, Global Equity, Stock, Mid Cap, Low Duration Bond and Unconstrained Bond Funds of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed during the three years following the end of the fiscal year in which the Advisor waived fees or assumed expenses for the Fund. With respect to the Core Bond and Core Plus Bond Funds, under the expense limitation agreements described above, through April 21, 2013, the Advisor retains the right to seek reimbursement from each Fund of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed during the previous three year period. From

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December 31, 2012	77

Notes to Financial Statements (Continued)

December 31, 2012 (Unaudited)

April 21, 2013 through October 31, 2013, the Advisor retains the right to seek reimbursement from each of the Core Bond and Core Plus Bond Funds of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed during the three years following the end of the fiscal year in which the Advisor waived fees or assumed expenses for the Fund.

(b)	Administrative Fees — The Trust, on behalf of the Funds, has entered into an Administrative Services Agreement with the Advisor effective April 1, 2012 for administrative services the Advisor provides to the Funds. Each of the Funds were subject to a fee at the annual rate of 0.05% of a Fund’s average daily net assets for the period from July 1, 2012 through December 31, 2012.

(c)	Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement (the “Agreement”) with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2012 through December 31, 2012:

International, Emerging Markets, International Discovery and Global Equity — 0.120% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of daily net assets over $750 million.

Stock, Mid Cap and Small Cap — 0.100% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

Low Duration Bond, Unconstrained Bond, Core Bond and Core Plus Bond — 0.050% of average daily net assets.

(d)	Redemption Fees — For the period July 1, 2012 through October 31, 2012, shareholders of the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds were charged a 2% redemption fee for shares redeemed or exchanged within two months of purchase. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Advisor. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to capital. During the period ended October 30, 2012, the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds received (in thousands) $56, $1, $0, $32 and $0, respectively, in redemption fees as compared to the June 30, 2012 fees of $290, $2, $0, $300 and $8, respectively. As of October 31, 2012, the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds eliminated the 2% redemption fee.

(e)	Sales Charges — The Funds are not subject to Sales Charges (Loads).

(f)	Transfer Agent Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

(g)	Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

(h)	General — Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates. The Funds may invest in the UMB Money Market Fiduciary, which acts as a bank deposit that provides interest income for short-term investment purposes. This investment vehicle is not publicly traded on open markets. UMB Bank, n.a. is an affiliate of the Advisor.

3.	REORGANIZATION INFORMATION

On November 18, 2010, the Board of Trustees of the Trust approved a proposed Agreement and Plan of Reorganization pursuant to which the Scout TrendStar Small Cap Fund was reorganized into the Scout Small Cap Fund. This tax-free reorganization was not subject to shareholder approval and was accomplished after the close of business on September 30, 2011 (the “Closing Date”), by exchanging the assets and liabilities of the Scout TrendStar Small Cap Fund for shares of the Small Cap Fund. The details of the reorganization as of the Closing Date are as follows:

The Scout TrendStar Small Cap Fund reorganization was accomplished by an exchange of 1,121,599 shares of the Scout TrendStar Small Cap Fund (valued at $8,095,492) for 626,586 shares of the Small Cap Fund (valued at $8,095,492). The Scout TrendStar Small Cap Fund’s net assets at that date ($8,095,492) included $73,003 of unrealized depreciation and $33,739,717 of accumulated loss. The net assets of the Small Cap Fund and Scout TrendStar Small Cap Fund immediately prior to the reorganization were $228,381,401 and $8,095,492, respectively. The aggregate net assets of the Small Cap Fund immediately after the reorganization were $236,476,893. For financial statement and performance purposes, the Small Cap Fund is the accounting survivor of the reorganization.

4.	SUB-TRANSFER AGENT FEES, DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEES

Shares of the Scout Funds serviced through financial intermediaries are subject to asset-based fees payable for recordkeeping and shareholder services provided by those intermediaries. The Funds pay an annual fee of up to 0.15% or 0.10%, depending on the account type. These fees are included within the "Transfer agent and related service fees and expenses" line items in the Statements of Assets and Liabilities and Statements of Operations.

The Advisor, on behalf of each of the Unconstrained Bond, Core Bond and Core Plus Bond Funds (the “Funds”), has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Class Y shares (the “12b-1 Plans”). Pursuant to the 12b-1 Plans, each Fund pays an annual fee of 0.25% to various brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. For the six months ended December 31, 2012, the Unconstrained Bond, Core Bond and Core Plus Bond Funds incurred (in thousands) $0, $3 and $33, respectively, under the 12b-1 Plans.

Class Y shares of the Core Bond and Core Plus Bond Funds also pay an annual shareholder servicing fee of up to 0.15% to the various brokers, dealers and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping and administrative services. For the six months ended December 31, 2012, the Core Bond and Core Plus Bond Funds incurred (in thousands) $1 and $19, respectively, in shareholder servicing fees.

78	SCOUT FUNDS SEMI-ANNUAL REPORT

5. INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the six months ended December 31, 2012, excluding short-term investments, were as follows:

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
International:
Purchases	$1,350,213	$—
Sales	865,414	—
Emerging Markets:
Purchases	8,894	—
Sales	730	—
International Discovery:
Purchases	3,772	—
Sales	14,708	—
Global Equity:
Purchases	2,638	—
Sales	2,759	—
Stock:
Purchases	25,138	—
Sales	52,796	—
Mid Cap:
Purchases	902,537	—
Sales	892,853	—
Small Cap:
Purchases	25,188	—
Sales	63,958	—
Low Duration Bond:
Purchases	12,993	445
Sales/Maturity proceeds	2,041	244
Unconstrained Bond:
Purchases	34,904	3,362
Sales/Maturity proceeds	12,618	3,393
Core Bond:
Purchases	126,700	383,080
Sales/Maturity proceeds	110,962	349,595
Core Plus Bond:
Purchases	284,010	890,741
Sales/Maturity proceeds	294,571	884,385

6. FEDERAL TAX INFORMATION

At December 31, 2012, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

		Emerging	International
(in thousands)	International	Markets	Discovery	Global Equity	Stock	Mid Cap
Unrealized appreciation	$2,235,105	$476	$3,118	$614	$11,103	$89,135
Unrealized depreciation	(186,738)	(113)	(569)	(88)	(439)	(48,056)
Net unrealized appreciation (depreciation)	$2,048,367	$363	$2,549	$526	$10,664	$41,079
Cost of securities on a tax basis	$6,700,508	$8,122	$10,272	$4,828	$45,965	$1,264,864

			Low Duration	Unconstrained	Core	Core
(in thousands)		Small Cap	Bond	Bond	Bond	Plus Bond
Unrealized appreciation		$55,978	$123	$1,758	$3,380	$11,789
Unrealized depreciation		(8,542)	(18)	(94)	(117)	(454)
Net unrealized appreciation		$47,436	$105	$1,664	$3,263	$11,335
Cost of securities on a tax basis		$166,186	$11,231	$104,137	$238,351	$510,782

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the years ended June 30, 2012 and 2011 were as follows:

	International		International Discovery		Global Equity	Stock		Mid Cap
	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2012	2011	2012	2011	2012	2012	2011	2012	2011
Distributions paid from:
Ordinary Income	$116,927	$110,318	$162	$137	$34	$960	$1,112	$30,099	$3,069
Net long-term capital gains	—	—	—	—	—	—	—	9,552	10,055
Total taxable distributions	116,927	110,318	162	137	34	960	1,112	39,651	13,124
Exempt interest	—	—	—	—	—	—	—	—	—
Tax return of capital	—	—	25	—	—	—	—	—	—
Total distributions paid	$116,927	$110,318	$187	$137	$34	$960	$1,112	$39,651	$13,124

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December 31, 2012	79

Notes to Financial Statements (Continued)

December 31, 2012 (Unaudited)

			Unconstrained
	Small Cap		Bond	Core Bond		Core Plus Bond
	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2012	2011	2012	2012	2011	2012	2011
Distributions paid from:
Ordinary Income	$—	$—	$860	$6,911	$2,114	$24,597	$33,269
Net long-term capital gains	—	—	—	260	—	1,766	—
Total taxable distributions	—	—	860	7,171	2,114	26,363	33,269
Exempt interest	—	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—	—

Total distributions paid	$—	$—	$860	$7,171	$2,114	$26,363	$33,269

As of June 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

		International
(in thousands)	International	Discovery	Global Equity	Stock	Mid Cap
Undistributed ordinary income	$65,204	$—	$4	$53	$180
Undistributed long-term capital gains	—	—	—	—	—
Tax accumulated earnings	65,204	—	4	53	180
Accumulated capital and other losses	(480,971)	(577)	(455)	(1,127)	(10,047)
Unrealized appreciation on investments	903,384	1,013	67	13,580	13,722
Unrealized appreciation (depreciation) on foreign currency	(54)	(2)	—	—	—
Total accumulated earnings (deficit)	$487,563	$434	$(384)	$12,506	$3,855

		Unconstrained	Core	Core
(in thousands)	Small Cap	Bond	Bond	Plus Bond
Undistributed ordinary income	$15	$1,221	$1,268	$12,217
Undistributed long-term capital gains	—	—	47	—
Tax accumulated earnings	15	1,221	1,315	12,217
Accumulated capital and other losses	(61,040)	(102)	—	—
Unrealized appreciation on investments	33,248	684	2,208	7,118
Unrealized appreciation (depreciation) on foreign currency	—	—	—	—
Total accumulated earnings (deficit)	$(27,777)	$1,803	$3,523	$19,335

80	SCOUT FUNDS SEMI-ANNUAL REPORT

7. OTHER DERIVATIVE INFORMATION

At December 31, 2012, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
	Risk Exposure Category	and Liabilities Location	Amount	and Liabilities Location	Amount
Unconstrained Bond Fund (in thousands)	Foreign exchange contracts	Unrealized appreciation on open forward contracts	$146
	Interest rate contracts	Variation margin	177
	Credit contracts	Unrealized appreciation on open	86	Premiums received on open	$38
	Total	swap contracts	$409	swap contracts	$38

For the six months ended December 31, 2012, the effect of derivative contracts on the Funds’ Statement of Operations was as follows:

				Net Increase (Decrease)
			Net Realized	in Unrealized
			Gain (loss) on	Appreciation/
			Derivative	Depreciation on
			Recognized	Derivatives Recognized
	Risk Exposure Category	Derivative Instrument	in Income	in Income
Unconstrained Bond Fund (in thousands)	Foreign exchange contracts	Forward contracts	$—	$146
	Interest rate contracts	Futures contracts	503	154
	Credit contracts	Swap contracts	1,239	(233)

	Total		$1,742	$67

Core Bond Fund (in thousands)	Credit contracts	Swap contracts	$327	$(91)

Core Plus Bond Fund (in thousands)	Credit contracts	Swap contracts	$4,801	$(1,717)

8. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

9. Subsequent Events

The Board has adopted a Plan of Liquidation to cease operations of the Stock Fund and liquidate the Fund. The Stock Fund was closed to new investors effective February 1, 2013. The liquidation is expected to be completed on or about March 28, 2013.

December 31, 2012	81

Expense example

December 31, 2012 (Unaudited)

As a shareholder of the Scout Funds, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds will be charged a 2% redemption fee for shares redeemed or exchanged within two months of purchase for the period July 1, 2012 through October 30, 2012. As of October 31, 2012, the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds eliminated the 2% redemption fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Effective December 31, 2012, all existing and outstanding shares of the Unconstrained Bond Fund were designated as “Institutional Class” shares and a new class of shares of the Fund (“Class Y” shares) were offered to investors. The Unconstrained Bond Fund – Class Y commenced operations with its initial NAV on December 31, 2012. The only operational activity was the seed money of $1,000, therefore no Expense Example is being included within the Report for that Class.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the following table under each Fund’s name titled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name titled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

				Expense
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/12-
Fund	7/1/12	12/31/12	Ratio	12/31/12*
International:
Actual	$1,000.00	$1,051.50	1.0042%	$5.45
Hypothetical	1,000.00	1,019.94	1.0042	5.11
Emerging Markets:
Actual**	1,000.00	1,049.00	1.4000	3.03
Hypothetical	1,000.00	1,022.05	1.4000	7.14
International Discovery:
Actual	1,000.00	1,116.80	1.6004	8.54
Hypothetical	1,000.00	1,016.93	1.6004	8.14
Global Equity:
Actual	1,000.00	1,096.90	1.4005	7.40
Hypothetical	1,000.00	1,017.94	1.4005	7.12
Stock:
Actual	1,000.00	1,015.60	0.9009	4.58
Hypothetical	1,000.00	1,020.46	0.9009	4.59
Mid Cap:
Actual	1,000.00	1,052.00	1.0872	5.62
Hypothetical	1,000.00	1,019.52	1.0872	5.53
Small Cap:
Actual	1,000.00	1,107.20	1.1390	6.05
Hypothetical	1,000.00	1,019.26	1.1390	5.80
Low Duration Bond:
Actual**	1,000.00	1,016.60	0.4000	1.37
Hypothetical	1,000.00	1,023.64	0.4000	2.04
Unconstrained Bond – Institutional Class:
Actual	1,000.00	1,108.20	0.9896	5.26
Hypothetical	1,000.00	1,020.01	0.9896	5.04
Core Bond – Institutional Class:
Actual	1,000.00	1,028.20	0.4000	2.04
Hypothetical	1,000.00	1,022.98	0.4000	2.04
Core Bond – Class Y:
Actual	1,000.00	1,027.10	0.6248	3.19
Hypothetical	1,000.00	1,021.85	0.6248	3.18
Core Plus Bond – Institutional Class:
Actual	1,000.00	1,042.60	0.4000	2.06
Hypothetical	1,000.00	1,022.98	0.4000	2.04
Core Plus Bond – Class Y:
Actual	1,000.00	1,041.00	0.7028	3.62
Hypothetical	1,000.00	1,021.46	0.7028	3.58

*	Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the six month period, multiplied by the number of days in the most recent fiscal half-year 184/365 (to reflect the half-year period).

**	The Emerging Markets and Low Duration Bond Funds' expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the since inception period, multiplied by the number of days in the since inception period 77/365 and 124/365, respectively (to reflect the since inception period).

82	SCOUT FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION

December 31, 2012 (Unaudited)

Approval of Investment Advisory Agreement

In May 2012, the Scout Funds Board of Trustees approved the Investment Advisory Agreement with the Advisor for the Low Duration Bond Fund. In addition, in August 2012, the Board approved the Investment Advisory Agreement with the Advisor for the Emerging Markets Fund (together with the Low Duration Bond Fund, the “Funds”). After evaluating the services to be provided by the Advisor, and reviewing the performance of a composite managed by the Advisor in a substantially similar manner to the way in which the Advisor proposed to manage the Low Duration Bond Fund, the Trustees, including the independent Trustees, concluded that it was in the best interests of the Funds and their shareholders to approve the agreement with respect to the Funds for an initial term ending March 31, 2014.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services to be performed, the nature and qualifications of the Advisor’s portfolio management and investment staff, the investment performance of the Low Duration Bond Fund’s composite, related services to be provided by the Advisor, and other contributions by the Advisor, including revenue sharing payments from the Advisor’s own resources in furtherance of distribution of the Funds and servicing of Fund shareholders. In addition, the Trustees reviewed information relating to benefits to the Advisor, such as the hiring of affiliates of the Advisor and the Advisor’s receipt of research from brokers, that might result from the Advisor’s relationship with each Fund. The Trustees were satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and other resources available from the Advisor, and considered the information provided to be sufficient to support the decision to approve the agreement with respect to the Funds.

The Trustees also reviewed the investment advisory fees payable to the Advisor under the agreement, as well as the overall expense levels of the Funds and expense limitation commitments by the Advisor. In this regard, the Trustees reviewed independent third party information comparing advisory fees and overall fund expense levels with other mutual funds in each Fund’s peer group, and also reviewed fees charged by the Advisor to non-mutual fund clients for similar advisory strategies. The Trustees noted that the Low Duration Bond Fund’s advisory fee was equal to the median charged by peer funds while its net expense ratio (including the expense limitation arrangement) was lower than the median of its peer funds. The Trustees noted that the Emerging Markets Fund’s advisory fee was lower than the median charged by peer funds while its net expense ratio (including the expense limitation arrangement) was slightly higher than the median of its peer funds. The Trustees discussed the differences in the advisory fees paid by the Funds and the fees paid by the non-mutual fund clients of the Advisor, noting the greater level of service provided to the Funds. The Trustees discussed the expected profitability of the Advisor and considered whether the Funds would experience economies of scale as the Funds grow. The Trustees concluded that the Funds’ fee structures and advisory fees were reasonable and that breakpoints were not warranted at this time. The Board also reviewed the distribution and marketing support to be provided by the Advisor and the demonstrated financial strength of the Advisor and its parent organization, UMB Financial Corp.

While no single factor was determinative to the Trustees’ decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services to be provided to the Funds, as well as the costs expected to be incurred and benefits expected to be gained by the Advisor in providing such services, and determined to approve the agreement with respect to the Funds.

December 31, 2012	83

Glossary oF Investment terms

Equity Funds

Alpha is the measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a measure of the funds sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market.

EPS (earnings per share) is a rough measurement of the amount of a company’s profit that can be allocated to one share of its stock.

Market Cap is the total dollar market value of all of a company’s outstanding shares.

Price/Book Ratio is used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

R-squared reflects the percentage of a fund’s movement explained by movements in its benchmark.

Return On Equity amount of net income returned as a percentage of shareholders equity.

Sharpe Ratio uses a fund’s standard deviation and its excess return (the difference between the fund’s return and risk-free return of 90-day Treasury Bills) to determine reward per unit of risk.

Standard Deviation is a calculation used to measure variability of a portfolio’s performance.

Turnover Ratio is the percentage of a mutual fund’s holdings that have been “turned over” or replaced with other holdings in a given year.

12-Month Historical P/E ratio is the ratio of a stocks’ latest closing price to its per share earnings over the last 12 months.

Bond Funds

Average Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price.

Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.

Yield to Maturity/Call of a bond fund is calculated using 1) the estimated weighted average rate of return to maturity of each underlying security held by the fund and 2) the estimated weighted average yield of each underlying security if the underlying security has a call date and the fund were to buy and hold securities until the call date.

30-Day SEC Yield is an annualized yield based on the most recent trailing 30 day period. This hypothetical income will differ (at times, significantly) from the fund's actual experience; as a result, income distributions from the fund may be higher or lower than implied by the SEC yield.

84	SCOUT FUNDS SEMI-ANNUAL REPORT

PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

Disclosure of Portfolio Holdings

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout International Fund, the Scout Emerging Markets Fund the Scout International Discovery Fund, the Scout Global Equity Fund, the Scout Stock Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout Low Duration Bond Fund, the Scout Unconstrained Bond Fund, the Scout Core Bond Fund, and the Scout Core Plus Bond Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corporation.

Scout Funds
Global & International Funds
International Fund (UMBWX)
Emerging Markets Fund (SEMFX)
International Discovery Fund (UMBDX)
Global Equity Fund (SCGLX)
Domestic Equity Funds
Stock Fund (UMBSX)
Mid Cap Fund (UMBMX)
Small Cap Fund (UMBHX)
Fixed Income Funds
Low Duration Bond Fund (SCLDX)
Unconstrained Bond Fund (SUBFX & SUBYX)
Core Bond Fund (SCCIX & SCCYX)
Core Plus Bond Fund (SCPZX & SCPYX)

Investment advisOr
Scout Investments, Inc.
Kansas City, Missouri

Auditors
Deloitte & Touche LLP
Milwaukee, Wisconsin

legal counsel
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

custodian
UMB Bank, n.a.
Kansas City, Missouri

distributor
UMB Distribution Services, LLC	P.O. Box 1241, Milwaukee, WI 53201-1241
Milwaukee, Wisconsin	1-800-996-2862
scoutfunds@scoutinv.com
transfer agent	scoutfunds.com
UMB Fund Services, Inc.
Milwaukee, Wisconsin	SCOUT, SCOUT INVESTMENTS, SEE FURTHER, the Scout design, and the Ribbon design – Reg. U.S. Tm. Off.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics as required by Item 2. Not applicable to semi-annual reports.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scout Funds

/s/ Andrew J. Iseman

Andrew J. Iseman

Principal Executive Officer

February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew J. Iseman

Andrew J. Iseman

Principal Executive Officer

February 25, 2013

/s/ Scott A. Betz

Scott A. Betz

Principal Financial Officer

February 25, 2013